Securities Act File No. 333-_____

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM N-14
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. ☐ Post-Effective Amendment No.
(Check appropriate box or boxes)
__________________________________________________________________

ADVANTAGE FUNDS, INC.
(Exact Name of Registrant as Specified in its Charter)

Registrant's Telephone Number, including Area Code: (212) 922-6000

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of Principal Executive Offices)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

COPY TO:
David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
__________________________________________________________________

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective on May 23, 2011 pursuant to Rule 488 under the Securities Act of 1933.

An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.  Accordingly, no filing fee is being paid at this time.

ADVANTAGE FUNDS, INC.

Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.		PROSPECTUS/PROXY STATEMENT CAPTION

Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Pages of Prospectuses	Cover Page

Item 2.	Beginning and Outside Back Cover Pages of Prospectuses	Cover Page

Item 3.	Fee Table, Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Reorganizations
Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Exhibit A – Agreement and Plan of Reorganization or Exhibit A – Plan of Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 6.	Information About the Funds Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Notice of Special Meeting of Shareholders; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B		STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Pages	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Dreyfus Opportunistic Small Cap Fund and Dreyfus Strategic Value Fund, each a series of the Registrant, dated January 1, 2011(1)

Item 13.	Additional Information About the Funds Being Acquired
Statement of Additional Information of Dreyfus Emerging Leaders Fund, a series of the Registrant, dated January 1, 2011(2); Statement of Additional Information of Dreyfus Core Value Fund, a series of The Dreyfus/Laurel Funds Trust, dated May 1, 2010(3); Statement of Additional Information of Dreyfus Large Cap Value Fund, a series of Dreyfus Premier Investment Funds, Inc., dated May 1, 2011(4)

Item 14.	Financial Statements
Annual Report of Dreyfus Emerging Leaders Fund, a series of the Registrant, dated August 31, 2010(5); Semi-Annual Report of Dreyfus Emerging Leaders Fund, a series of the Registrant, dated February 28, 2011(6); Annual Report of Dreyfus Opportunistic Small Cap Fund, a series of the Registrant, dated August 31, 2010(7); Semi-Annual Report of Dreyfus Opportunistic Small Cap Fund, a series of the Registrant, dated February 28, 2011(8); Annual Report of Dreyfus Strategic Value Fund, a series of the Registrant, dated August 30, 2010(9); Semi-Annual Report of Dreyfus Strategic Value Fund, a series of the Registrant, dated February 28, 2011(10); Annual Report of Dreyfus Core Value Fund, a series of The Dreyfus/Laurel Funds Trust, dated December 31, 2010(11); Annual Report of Dreyfus Large Cap Value Fund, a series of Dreyfus Premier Investment Funds, Inc., dated December 31, 2010(12)

PART C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

_______________________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant's Registration Statement on Form N-1A, filed December 29, 2010 (File No. 33-51061).

(2)	Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A of the Registrant filed December 29, 2010 (File No. 33-51061).

(3)
Incorporated herein by reference to Post-Effective Amendment No. 163 to the Registration Statement on Form N-1A of The Dreyfus/Laurel Funds Trust to be filed on or about April 30, 2011 (File No. 33-43846).

(4)
Incorporated herein by reference to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of Dreyfus Premier Investment Funds, Inc. to be filed on or about April 30, 2011 (File No. 33-44254).

(5)	Incorporated herein by reference to the Annual Report of Dreyfus Emerging Leaders Fund, a series of the Registrant, filed November 1, 2010 (File No. 811-07123).

(6)	Incorporated herein by references to the Semi-Annual Report of Dreyfus Emerging Leaders Fund, a series of the Registrant, to be filed on or about April 30, 2011 (File No. 811-07123).

(7)	Incorporated herein by reference to the Annual Report of Dreyfus Opportunistic Small Cap Fund, a series of the Registrant, filed November 1, 2010 (File No. 811-07123).

(8)	Incorporated herein by reference to the Semi-Annual Report of Dreyfus Opportunistic Small Cap Fund, a series of the Registrant, to be filed on or about April 30, 2011 (File No. 811-07123).

(9)	Incorporated herein by reference to the Annual Report of Dreyfus Strategic Value Fund, a series of the Registrant, filed November 1, 2010 (File No. 811-07123).

(10)	Incorporated herein by reference to the Semi-Annual Report of Dreyfus Strategic Value Fund, a series of the Registrant, to be filed on or about April 30, 2011 (File No. 811-07123).

(11)	Incorporated herein by reference to the Annual Report of Dreyfus Core Value Fund, a series of The Dreyfus/Laurel Funds Trust, filed March 2, 2011 (File No. 811-00524).

(12)	Incorporated herein by reference to the Annual Report of Dreyfus Large Cap Value Fund, a series of Dreyfus Premier Investment Funds, Inc., filed March 3, 2011 (File No. 811-06490).

DREYFUS EMERGING LEADERS FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York  10166

Dear Shareholder:

As a shareholder of Dreyfus Emerging Leaders Fund (the "Fund"), you are being asked to vote on a Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Opportunistic Small Cap Fund (the "Acquiring Fund"), in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities.  The Fund and the Acquiring Fund are series of Advantage Funds, Inc. (the "Company").  The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund.

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders.  As a result of the review, management recommended to the Company's Board that the Fund be consolidated with the Acquiring Fund.  If the Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund.  Management believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund.  The Acquiring Fund, like the Fund, normally invests in stocks of small cap companies.  In addition, the Acquiring Fund has a better performance record and a lower total annual expense ratio than the Fund.  Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

After careful review, the Company's Board of Directors has unanimously approved the proposed reorganization.  The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund that has a better performance record and a lower total annual expense ratio than the Fund.  The Company's Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.  By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote.  If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

Sincerely,

Bradley J. Skapyak President Advantage Funds, Inc.

May __, 2011

TRANSFER OF THE ASSETS OF
DREYFUS EMERGING LEADERS FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS OPPORTUNISTIC SMALL CAP FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS EMERGING LEADERS FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Opportunistic Small Cap Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about November 28, 2011 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Emerging Leaders Fund (the "Fund").  You will receive shares of the Acquiring Fund with a value equal to the value of your investment in the Fund as of the Closing Date.  The Fund will then cease operations and will be terminated as a series of Advantage Funds, Inc. (the "Company").

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund that also is managed by Dreyfus.  By combining the Fund with the Acquiring Fund, which has substantially more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management.  In addition, the Acquiring Fund has a better performance record and a lower total annual expense ratio than the Fund.  The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.  Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.  The Acquiring Fund and the Fund have substantially similar investment objectives and investment management policies.  The Fund seeks capital growth and the Acquiring Fund seeks capital appreciation.  To pursue its goal, the Fund normally invests at least 80% of its net assets in stocks of companies Dreyfus believes to be emerging leaders:  small companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth.  To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets in the stocks of small cap companies.  The Acquiring Fund and the Fund each consider small cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Index at the time of purchase.  The funds have the same primary portfolio manager who selects stocks for each fund's portfolio based primarily on "bottom-up" fundamental analysis.  The portfolio manager uses a disciplined investment process that relies, in general, on proprietary fundamental research and valuation.  Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger.  Dreyfus is the investment adviser to the Fund and the Acquiring Fund and provides day-to-day management of each fund's investments.  MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Fund and the Acquiring Fund.  For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the reorganization.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes.  You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

No.  Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.90% of the value of the Fund's average daily net assets.  Under its agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Acquiring Fund's average daily net assets.  As of each fund's most recent fiscal year end, the Acquiring Fund had a lower total annual expense ratio than the Fund.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the anticipated benefits to shareholders of the Fund as a result of the reorganization, expenses relating to the proposed reorganization will be borne by the Fund.  It is estimated that a Fund shareholder would start to realize certain expense benefits approximately four months after the reorganization occurs.  The Acquiring Fund will not bear any expenses relating to the proposed reorganization.  As discussed further in the enclosed Prospectus/Proxy Statement, transaction costs associated with any repositioning of the Fund's portfolio in connection with the proposed reorganization before and after consummation of the reorganization will be borne by the Fund and the combined fund, respectively.

HOW DOES THE COMPANY'S BOARD OF DIRECTORS RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the reorganization, the investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the total annual expense ratios of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Company's Board of Directors believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders.  In reaching this conclusion, the Company's Board of Directors determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a substantially similar investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a larger fund.  In addition, the Acquiring Fund has a better performance record and a lower total annual expense ratio than the Fund.  By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.  Therefore, the Company's Board of Directors recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card.  These voting methods will save the Fund money because the Fund would not have to pay for return-mail postage.  Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note:  if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.  Thank you in advance for your vote.

DREYFUS EMERGING LEADERS FUND
__________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

___________________________

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Emerging Leaders Fund (the "Fund"), a series of Advantage Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Thursday, August 11, 2011, at 10:30 a.m., for the following purposes:

1.
To approve a Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Opportunistic Small Cap Fund (the "Acquiring Fund"), in exchange solely for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on May 18, 2011 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors

Michael A. Rosenberg Secretary

New York, New York
May __, 2011

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED.  IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS EMERGING LEADERS FUND

(A Series of Advantage Funds, Inc.)

To and in Exchange for Shares of

DREYFUS OPPORTUNISTIC SMALL CAP FUND

(A Series of Advantage Funds, Inc.)

PROSPECTUS/PROXY STATEMENT
MAY __, 2011

_______________________________________

Special Meeting of Shareholders
To Be Held on Thursday, August 11, 2011

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Advantage Funds, Inc. (the "Company"), on behalf of Dreyfus Emerging Leaders Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, August 11, 2011 at 10:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  Shareholders of record at the close of business on May 18, 2011 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus Opportunistic Small Cap Fund (the "Acquiring Fund"), in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund shares a number of shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated May __, 2011, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety.  The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund.  A copy of the SAI is available without charge by calling 1-800-645-6561, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus.  The funds have substantially similar investment objectives and investment management policies.  The Fund seeks capital growth and the Acquiring Fund seeks capital appreciation.  Each fund normally invests in stocks of small cap companies.  However, the investment practices and limitations of each fund (and the related risks) are not identical.  The Fund and the Acquiring Fund are series of the Company.  A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated January 1, 2011, as revised January 14, 2011, Annual Report for its fiscal year ended August 31, 2010 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six-month period ended February 28, 2011 accompany this Prospectus/Proxy Statement.  The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference.  For a free copy of the Fund's most recent Prospectus, Annual Report for its fiscal year ended August 31, 2010 or Semi-Annual Report for the six-month period ended February 28, 2011, please call your financial adviser, or call 1-800-645-6561, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting.  Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.  If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of March 31, 2011, the Fund had 6,955,533 shares issued and outstanding.

Proxy materials will be mailed to shareholders of record on or about May __, 2011.

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Plan of Reorganization	A-1

Exhibit B: Form of Articles of Amendment	B-1

APPROVAL OF A PLAN OF REORGANIZATION
PROVIDING FOR THE TRANSFER OF ALL OF THE FUND'S ASSETS
TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction.  The Company's Board, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

The Company's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby.  See "Reasons for the Reorganization."

Federal Income Tax Consequences.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.  See "Information about the Reorganization — Federal Income Tax Consequences," " — Capital Loss Carryforwards" and " — Sale of Portfolio Securities."

Comparison of the Fund and the Acquiring Fund.  The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus.  Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach.  The Fund and the Acquiring Fund have substantially similar investment objectives and investment management policies.  The Fund seeks capital growth and the Acquiring Fund seeks capital appreciation.  Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.

To pursue its goal, the Fund normally invests at least 80% of its net assets in the stocks of companies Dreyfus believes to be emerging leaders:  small companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth.  The Fund currently considers small companies to be those companies with market capitalizations that fall within the range of the Russell 2000® Index at the time of purchase.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets in the stocks of small cap companies.  The Acquiring Fund, like the Fund, currently considers small cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000 Index at the time of purchase.  As of May 31, 2010, the date the Russell 2000 Index was last reconstituted, the market capitalization range of companies in the Russell 2000 Index was between $112 million and $2.27 billion.  As of December 31, 2010, the market capitalization of the largest company in the Russell 2000 Index was approximately $5 billion, and the weighted average and median market capitalizations of the Russell 2000 Index were $1.255 billion and $528 million, respectively.  These capitalization ranges and other measures vary with market changes and periodic reconstitution of the Russell 2000 Index.  Because each fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of a fund's holdings can have market capitalizations outside the range of the index at any time.

Each fund's stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers, including those purchased in initial public offerings ("IPOs").  The Fund and the Acquiring Fund may invest in exchange traded funds ("ETFs") and similarly structured pooled investments in order to provide exposure to certain equity markets.  The Fund may invest up to 25% and the Acquiring Fund may invest up to 15% of their respective assets in foreign securities.

The Fund and the Acquiring Fund have the same primary portfolio manager who selects stocks for each fund's portfolio based primarily on "bottom-up" fundamental analysis.  The portfolio manager uses a disciplined investment process that relies, in general, on proprietary fundamental research and valuation.  Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger.  Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with the firm's economic balance sheet.  Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment.  A company's stated and hidden liabilities and assets are included in the portfolio manager's economic balance sheet calculation.  Sector overweights and underweights are a function of the relative attractiveness of securities within a fund's investable universe.  The portfolio manager for the Fund and the Acquiring Fund invests in stocks that are believed to have attractive reward to risk opportunities and may actively adjust the Fund's or the Acquiring Fund's portfolio to reflect new developments.

In general, the portfolio manager for the Fund and the Acquiring Fund seeks exposure to securities and sectors that are perceived to be attractive from a valuation and fundamental standpoint.  The respective sector weightings and risk characteristics of the Fund's and the Acquiring Fund's portfolio are a result of bottom-up fundamental analysis and may vary from those of the Russell 2000 Index, each fund's benchmark, at any given time.  The Russell 2000 Index is an unmanaged index that measures the performance of the small capitalization sector of the U.S. equity market.

The Fund and the Acquiring Fund typically sell a stock when it approaches intrinsic value, a significant deterioration of fundamental expectations develops, the revaluation catalyst becomes impaired or a better risk/reward opportunity is presented in the marketplace.

The Fund and the Acquiring Fund may, but are not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy.  The Fund and the Acquiring Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of the respective fund's portfolio securities.

Neither fund has any limitation regarding portfolio turnover.  The Fund and the Acquiring Fund may engage in short-term trading and each fund may have portfolio turnover rates in excess of 100%.  A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year.  During its most recent fiscal year, the Fund's and the Acquiring Fund's portfolio turnover rates were 181.65% and 128.47%, respectively, of the average value of the respective fund's portfolio.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets.

Each fund is a "diversified" fund, which means that neither fund will, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

For more information on the Fund's or the Acquiring Fund's investment management policies, see "Goal and Approach" in the relevant Prospectus and "Investments, Investment Techniques and Risks" in each fund's Statement of Additional Information.

Investment Risks.  The principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar.  These risks are discussed below.  An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  It is not a complete investment program.  The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•
Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

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Small and midsize company risk.  Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and a fund's ability to sell these securities.  These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  Some of a fund's investments will rise and fall based on investor perception rather than economic factors.  Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

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Market sector risk. The Fund and the Acquiring Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the respective fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

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Growth and value stock risk. By investing in a mix of growth and value companies, the Fund and the Acquiring Fund assume the risks of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

In addition to the principal risks described above, the Fund and the Acquiring Fund, except as noted, are subject to the following additional risks.

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Foreign investment risk.  To the extent the Fund or the Acquiring Fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies.  Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

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Derivatives risk.  A small investment in derivatives could have a potentially large impact on a fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with the underlying instruments or the fund's other investments.  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.  Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.  The Fund or the Acquiring Fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

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Short sale risk.  The Fund and the Acquiring Fund may make short sales, which involves selling a security a fund does not own in anticipation that the security's price will decline.  Short sales expose a fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

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IPO risk.  The prices of securities purchased in IPOs can be very volatile.  The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

•
ETF risk.  ETFs in which the Fund or the Acquiring Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF.  Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

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Leverage risk.  To the extent the Fund or the Acquiring Fund uses leverage, such as, with respect to the Acquiring Fund, borrowing money to purchase securities or engaging in reverse repurchase agreements, or, with respect to each fund, entering into futures contracts or forward currency contracts, lending portfolio securities and engaging in forward commitment transactions, the respective fund's gains or losses may be magnified.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions.  In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

Under adverse market conditions, the Fund and the Acquiring Fund could invest some or all of their respective assets in U.S. Treasury securities and money market securities.  Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market.  To the extent the Fund or the Acquiring Fund invests defensively in these securities, such fund might not achieve its investment objective.  Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

See "Investment Risks" in the relevant Prospectus and "Investments, Investment Techniques and Risks" in each fund's Statement of Additional Information, for a more complete description of investment risks.

Sales Charges.  Shares of the Fund and the Acquiring Fund are not subject to any sales loads or exchange or redemption fees.

Fees and Expenses.  Under their respective agreements with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.90% of the value of the Fund's average daily net assets, and the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Acquiring Fund's average daily net assets.  As of each fund's most recent fiscal year end, the Acquiring Fund had a lower total annual expense ratio than the Fund.

The fees and expenses set forth below for the Fund and the Acquiring Fund are as of each fund's fiscal year ended August 31, 2010.  The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of the fiscal year end noted above, as adjusted showing the effect of the Reorganization.  Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

	Fund	Acquiring Fund	Pro Forma After Reorganization Acquiring Fund
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.90%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.55%*	0.47%	0.46%
Total annual fund operating expenses	1.45%	1.22%	1.21%

_____________________________________________
*      Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $110,000 or approximately 0.065% of the Fund's average daily net assets and are not reflected in the Fund's expense ratio.

Example

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund.  The Example assumes you invest $10,000 in the respective fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same.  The "Pro Forma After Reorganization" Example is based on the operating expenses of the funds, as of the respective fiscal year ends noted above, as adjusted showing the effect of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Fund shares	$148	$459	$792	$1,735

Acquiring Fund shares	$124	$387	$670	$1,477

Pro Forma--After Reorganization Acquiring Fund shares	$123	$384	$665	$1,466

Past Performance.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's shares from year to year and the bar chart for the Fund shows the changes in the performance of the Fund's shares from year to year.  The table for each fund compares the average annual total returns of the respective fund's shares to those of broad measures of market performance.  Past performance (before and after taxes) is no guarantee of future results.  More recent performance information may be available at www.dreyfus.com.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund Shares

Year-by-year total returns as of 12/31 each year (%)

+28.59	–41.25	+86.58	+12.72	+7.16	+5.04	+4.91	–31.91	+64.33	+32.35
'01	'02	'03	'04	'05	'06	'07	'08	'09	'10

Best Quarter:	Q4 '01	+41.02%
Worst Quarter:	Q3 '02	–36.65%

The year-to-date total return of the Acquiring Fund's shares as of 3/31/11 was 7.03%.

Acquiring Fund Shares

Average annual total returns as of 12/31/10

	1 Year	5 Years	10 Years
Acquiring Fund returns before taxes	32.35%	10.29%	10.76%
Acquiring Fund returns after taxes on distributions	32.03%	8.71%	8.71%
Acquiring Fund returns after taxes on distributions and sale of fund shares	21.45%	8.07%	8.25%
Russell 2000 Index reflects no deduction for fees, expenses or taxes	26.85%	4.47%	6.33%
Russell 2000 Value Index reflects no deduction for fees, expenses or taxes	24.50%	3.52%	8.42%

Fund Shares

Year-by-year total returns as of 12/31 each year (%)

–9.91	–20.16	+39.48	+14.23	+9.17	+7.07	–10.93	–39.39	21.83	+28.89
'01	'02	'03	'04	'06	'06	'07	'08	'09	'10

Best Quarter:	Q4 '10	+21.28%
Worst Quarter:	Q4 '08	–29.27%

The year-to-date total return of the Fund's shares as of 3/31/11 was 6.91%.

Fund Shares

Average annual total returns as of 12/31/10

	1 Year	5 Years	10 Years
Fund returns before taxes	28.89%	–1.92%	1.28%
Fund returns after taxes on distributions	28.89%	–3.48%	0.21%
Fund returns after taxes on distributions and sale of fund shares	18.78%	–1.62%	1.10%
Russell 2000 Index reflects no deduction for fees, expenses or taxes	26.85%	4.47%	6.33%
Russell 2000 Value Index reflects no deduction for fees, expenses or taxes	24.50%	3.52%	8.42%

Investment Adviser.  The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $289 billion in approximately 193 mutual fund portfolios.  A discussion regarding the basis for the Company's Board approving the Acquiring Fund's management agreement with Dreyfus is available in the Acquiring Fund's Annual Report for the fiscal year ended August 31, 2010.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.  BNY Mellon has more than $25 trillion in assets under custody and administration and $1.17 trillion in assets under management, and it services more than $12 trillion in outstanding debt.  Additional information is available at www.bnymellon.com.

Primary Portfolio Manager.  The Fund and the Acquiring Fund have the same primary portfolio manager.  David A. Daglio has been the Fund's primary portfolio manager since February 2010 and the Acquiring Fund's primary portfolio manager since August 2005.  Mr. Daglio is a senior vice president of The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of Dreyfus, where he has been employed since 1998.  In April 2001, he became a dual employee of TBCAM and Dreyfus.  Mr. Daglio will manage the combined fund if the Reorganization is approved and consummated.

Board Members.  Because the Fund and the Acquired Fund are series of the Company, they have the same Board of Directors.  None of the Board members of the Company is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members").

Independent Registered Public Accounting Firm.  Ernst & Young LLP is the independent registered public accounting firm for the Fund and the Acquiring Fund.

Capitalization.  The Fund and the Acquiring Fund have each classified their shares into a single undesignated class of common stock.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  The following table sets forth, as of February 28, 2011 (1) the capitalization of the Fund's shares, (2) the capitalization of the Acquiring Fund's shares and (3) the pro forma capitalization of the Acquiring Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund	Acquiring Fund	Adjustments	Pro Forma After Reorganization Acquiring Fund
Total net assets	$154,769,317	$847,082,777	$(110,000)*	$1,001,742,094
Net asset value per share	$21.95	$31.53		$31.53
Shares outstanding	7,050,297	26,868,641	(2,144,381)**	31,774,557
_________________________________ * Reflects the estimated costs of the Reorganization to be paid by the Fund.
** Adjustment to reflect the exchange of shares outstanding from the Fund to the Acquiring Fund.

Purchase Procedures.  The Fund and the Acquiring Fund have been closed to new investors since June 30, 2000 and November 30, 2010, respectively.  Shareholders of the Fund on June 30, 2000 may continue to buy shares in accounts existing on that date.  Investors who did not own shares of the Fund on June 30, 2000, generally will not be permitted to buy shares of the Fund, except that new accounts may be established by participants in most group employer retirement plans (and their successor plans) if the Fund has been established as an investment option under the plans (or under another plan sponsored by the same employer).  Investors who did not own shares of the Acquiring Fund as of November 30, 2010 generally will not be permitted to buy shares of the Acquiring Fund, except that new accounts may be established by: (1) participants in group employer retirement plans (and their successor plans), provided that the plan sponsor has been approved by Dreyfus and established the Acquiring Fund as an investment option in the plan by the close of business on November 30, 2010, (2) wrap programs that established the Acquiring Fund as an investment option under the wrap program by the close of business on November 30, 2010, (3) certain firms on behalf of their high net worth clients, provided that such firms have been approved by Dreyfus and continuously maintained investments in the Acquiring Fund on behalf of their clients since the close of business on November 30, 2010 and (4) the Acquiring Fund's primary portfolio manager and the Company's Board members who do not have existing accounts.

Fund shareholders who receive shares of the Acquiring Fund in the Reorganization may continue to purchase Acquiring Fund shares for their accounts after the Reorganization.  To the extent that an investor can purchase additional shares of the Fund or the Acquiring Fund, the purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same.  See the relevant fund's Prospectus and each fund's Statement of Additional Information for a discussion of purchase procedures.

Shareholder Services Plan.  Shares of the Fund and the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund pay MBSC Securities Corporation ("MBSC"), their distributor, a fee at an annual rate of 0.25% of the value of the average daily net assets of their respective shares for providing shareholder services and/or maintaining shareholder accounts.  See "Distribution Plans, Service Plans and Shareholder Services Plans" and "Additional Information About Distribution Plans, Service Plans and Shareholder Services Plans" in each fund's Statement of Additional Information for a discussion of the respective Shareholder Services Plan.

Redemption Procedures.  The redemption procedures of the Fund and the Acquiring Fund are the same.  See the relevant fund's Prospectus and each fund's Statement of Additional Information for a discussion of redemption procedures.

Distributions.  The dividends and distributions policies of the Fund and the Acquiring Fund are identical.  Each fund anticipates paying its shareholders any dividends and capital gain distributions annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different.  See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

Shareholder Services.  The shareholder services offered by the Fund and the Acquiring Fund are the same.  The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" and "Additional Information About Shareholder Services" in each fund's Statement of Additional Information for a further discussion of the shareholder services offered.

REASONS FOR THE REORGANIZATION

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders, management recommended to the Company's Board that the Fund be consolidated with the Acquiring Fund.  The Company's Board has concluded, with respect to the Fund and the Acquiring Fund, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively.  In reaching this conclusion, the Company's Board of Directors determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a substantially similar investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  The Company's Board believes that the Reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund with a better performance record and a lower total annual expense ratio than the Fund, without diluting such shareholders' interests.  As of February 28, 2011, the Fund had net assets of approximately $155 million and the Acquiring Fund had net assets of approximately $847 million.  By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management and Dreyfus should be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Company's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.

In determining whether to recommend approval of the Reorganization, the Board considered the following factors, among others:  (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) the costs to be incurred by the Fund in connection with the Reorganization.

For the reasons described above, the Company's Board, which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization.  The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on November 28, 2011 or such other date as the Board may determine (the "Closing Date").  The number of shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets attributable to the shares of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described under the caption "Shareholder Guide—Buying and Selling Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards).  Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, the Acquiring Fund shares received by it in the Reorganization.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder.  After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company.  After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization.  The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration.  The obligations of the Company, on behalf of the Fund and the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares.

The total expenses of the Reorganization are expected to be approximately $110,000, which will be borne by the Fund.  In addition to use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  In addition, an outside firm may be retained to solicit proxies on behalf of the Company's Board.  The cost of any such outside solicitation firm, which would be borne by the Fund, is estimated to be approximately $12,400, which amount is included in the estimated total expenses of the Reorganization listed above.  The Acquiring Fund will not bear any costs associated with the Reorganization.  The funds will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm.  If the Reorganization is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund's Investment Restrictions.  Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization.  The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund.  A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Approval of Articles of Amendment.  In connection with the Reorganization, effective as of the Closing Date, the Company will amend its Charter (by filing with the State Department of Assessments and Taxation of Maryland Articles of Amendment in the form approved by the Board, a copy of which is attached hereto as Exhibit B) to:  (a) reclassify all of the issued and outstanding shares of the Fund into such number of issued and outstanding shares of the Acquiring Fund as is determined in the manner described above on the Closing Date and (b) reclassify all of the authorized but unissued shares of the Fund into authorized but unissued shares of the Acquiring Fund.  A vote in favor of the proposal is deemed to be a vote in favor of the Articles of Amendment.

Federal Income Tax Consequences.  The exchange of Fund assets for Acquiring Fund shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.  Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards.  As of the Fund's fiscal year ended August 31, 2010, the Fund had unused capital loss carryforwards of approximately $59 million.  Different amounts of the capital loss carryforwards expire in different years.  Approximately $10.6 million of the Fund's capital loss carryforwards will expire on August 31, 2017 and approximately $48.4 million will expire on August 31, 2018, if unused prior to such dates.  While the Acquiring Fund will inherit the capital loss carryforwards (and possibly any unrealized built-in losses) of the Fund as a result of the Reorganization, the ability of the Acquiring Fund to utilize these capital loss carryforwards and tax attributes may be significantly limited by the operation of the tax loss limitation rules of the Code that are applicable in connection with the "ownership change" of the Fund.  In addition, capital losses arising in taxable years beginning after December 31, 2010 must be applied before capital loss carryforwards arising in prior years.  If the Reorganization is approved and consummated, the combination of these and other factors on the use of capital loss carryforwards may result in a portion of the capital loss carryforwards of the Fund expiring unused.  Even in the absence of the Reorganization, the Fund might not generate sufficient capital gains against which to utilize its capital loss carryforwards prior to the applicable expiration dates.

Sale of Portfolio Securities.  In connection with the Reorganization, certain of the portfolio securities currently held by the Fund may be sold before or after consummation of the Reorganization, subject to any restrictions imposed by the Code.  Any such disposition of portfolio securities may result in a capital gain or loss depending upon the specific securities being sold and the Fund's or the combined fund's ability to use any available capital loss carryforwards.  The transaction costs associated with repositioning the Fund's portfolio in connection with the Reorganization before and after consummation of the Reorganization would be borne by the Fund and the combined fund, respectively.  As of the date hereof, neither the Fund nor the combined fund is expected to recognize material capital gains or incur significant transaction costs as a result of repositioning the Fund's portfolio in connection with the Reorganization.  The Fund and the Acquiring Fund also may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.

Required Vote and Board's Recommendation

The Company's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.  The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE COMPANY'S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT
BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund and the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's and the Fund's Prospectuses, forming a part of the Company's Registration Statement on Form N-1A (File No. 33-51061).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission.  Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549.  Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com.  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals.  An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNYM"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund.  In determining whether to adjourn the Meeting, the following factors may be considered:  the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.  A quorum is constituted for the Fund by the presence in person or by proxy of the holders of one-third of the Fund's outstanding shares entitled to vote at the Meeting.

The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

As of March 31, 2011 the following shareholders were known by the Fund to own of record or beneficially 5% or more of the Fund's outstanding voting shares:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

The Vanguard Fiduciary Trust Co. Attn: Outside Funds P.O. Box 2600 Valley Forge, PA 19482-2600	17.5136%	2.7053%

PIMS/Prudential Retirement as Nominee for the Trustee/Cust Komatsu America Corp. One Continental Towers 1701 West Golf Road Rolling Meadows, IL 60008-4227	13.0221%	2.0115%

Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	5.4033%	0.8346%

As of March 31, 2011, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the Acquiring Fund's outstanding voting shares:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

SEI Private Trust Co. Attn: Mutual Funds Administrator c/o Union Bank 1 Freedom Valley Drive Oaks, PA 19456-9989	24.8809%	21.0393%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	15.4932%	13.1011%

Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	12.2269%	10.3391%

American Enterprise Investment SVC 707 Second Avenue South Minneapolis, MN 55402-2405	7.4047%	6.2614%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.1139%	4.3243%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of March 31, 2011, Board members and officers of the Company, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund and the Acquiring Fund for their fiscal years ended August 31, 2010 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Company's Board members are not aware of any other matters that may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES

AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-5263, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

PLAN OF REORGANIZATION

PLAN OF REORGANIZATION dated as of April 7, 2011 (the "Plan"), adopted with respect to DREYFUS EMERGING LEADERS FUND (the "Fund") and DREYFUS OPPORTUNISTIC SMALL CAP FUND (the "Acquiring Fund"), each a series of ADVANTAGE FUNDS, INC., a Maryland corporation (the "Company").

This Plan is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan (the "Reorganization").

The Fund and the Acquiring Fund are each series of the Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest.

Both the Fund and the Acquiring Fund are authorized to issue their shares of common stock and the Company's Board of Directors (the "Board") has determined that the Reorganization is in the best interests of each fund and its shareholders and that the interests of each fund's existing shareholders will not be diluted as a result of the Reorganization.

1.	THE REORGANIZATION.

1.1           Subject to the terms and conditions contained herein, the Fund shall assign, transfer and convey to the Acquiring Fund all of the assets of the Fund as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund shall in exchange therefor (a) deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2           The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3           The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4           Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5           The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6           As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to shareholders of record of the Fund, determined as of the close of business on the Closing Date ("Fund Shareholders"), the Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8           Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9           Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

2.	VALUATION.

2.1           The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Company's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.2           The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Company's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4           All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1           The Closing Date shall be November 28, 2011, or such other date as the Board may determine.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the Board may determine.

3.2           The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act")) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3           If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the Board may determine.

3.4           The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund's transfer agent shall issue and deliver to the Company's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5           If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	CONDITIONS PRECEDENT.

4.1           The Company's obligation to implement this Plan on the Acquiring Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

(a)           The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Plan.

(b)           The Company is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)           The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Fund is not, and the adoption and performance of this Plan will not result, in material violation of the Company's Charter or the Company's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound, nor will the adoption and performance of this Plan result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

(e)           The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g)           No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h)           The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended August 31, 2010 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i)           Since August 31, 2010, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j)           At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k)           For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l)           All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m)           On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n)           The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Plan will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)           The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein, as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Company and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Company and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2           The Company's obligation to implement this Plan on the Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

(a)           The Acquiring Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Plan.

(b)           The Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)           The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquiring Fund is not, and the adoption and performance of this Plan will not result, in material violation of the Company's Charter or the Company's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the adoption and performance of this Plan result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)           No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g)           The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended August 31, 2010 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h)           Since August 31, 2010, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i)           At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j)           For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k)           All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Plan) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)           The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Plan will constitute the valid and legally binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m)           The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Company and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Company and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(n)           No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o)           The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE COMPANY, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1           The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2           The Company will call a meeting of the Fund's shareholders to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           Subject to the provisions of this Plan, the Company will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.4           The Company will prepare the Registration Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act, which will include the Prospectus/Proxy Statement to be mailed to Fund shareholders.

5.5           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6           The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.7           As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the Company shall, at its option, not be required to consummate the transactions contemplated by this Plan.  This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter and the 1940 Act.

6.1           On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

6.2           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that the Company may waive any of such conditions.

6.3           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Company, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.4           The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

6.5           The Company shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

(a)           The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Plan, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Plan.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

7.	TERMINATION AND AMENDMENT OF PLAN; EXPENSES.

7.1           This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company at any time prior to the Closing Date (and not withstanding any vote of the Fund's shareholders) if circumstances develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

7.2           If this Plan is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 7, this Plan shall become void and have no effect, without any liability on the part of the Fund, the Acquiring Fund or Board members, officers or shareholders of the Company, as the case may be, in respect of this Plan.

7.3           The Board may amend, modify or supplement this Plan in any manner at any time prior to the Closing Date.

7.4           The Fund shall bear the aggregate expenses of the transactions contemplated hereby.

8.	WAIVER.

At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Company if, in its judgment, such waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

9.	MISCELLANEOUS.

9.1           This Plan shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization of this Plan by the Company shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

9.2           This Plan shall bind and inure to the benefit of the Company and its successors and assigns.  The Company's obligations under this Plan are not binding on or enforceable against any of its directors, officers, or shareholders or any series of the Company other than the Fund and the Acquiring Fund (each, a "Reorganizing Series"), but are only binding on and enforceable against the Reorganizing Series' respective property, as provided in the Company's Charter.  The Company, in asserting any rights or claims on behalf of either Reorganizing Series under this Plan, shall look only to property of the other Reorganizing Series in settlement of such rights or claims and not to such directors, officers, or shareholders.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Company and its successors and assigns, any rights or remedies under or by reason of this Plan.

EXHIBIT B

FORM OF
ARTICLES OF AMENDMENT

ADVANTAGE FUNDS, INC., a Maryland corporation having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:                  The charter of the Corporation is hereby amended by reclassifying and changing all of the shares of Common Stock of its Dreyfus Emerging Leaders Fund series (the "Fund") to shares of Common Stock of its Dreyfus Opportunistic Small Cap Fund series (the "Acquiring Fund"), on terms set forth herein.

SECOND:             Upon effectiveness of these Articles of Amendment:

(a)           All of the assets and liabilities belonging to the Fund and attributable to its shares shall be conveyed, transferred and delivered to the Acquiring Fund and shall thereupon become and be assets and liabilities belonging to the Acquiring Fund and attributable to its shares of Common Stock, respectively.

(b)           Each of the issued and outstanding shares (and fractions thereof) of the Fund will automatically, and without the need of any further act or deed, be reclassified and changed to full and fractional issued and outstanding shares of the Acquiring Fund in such number of such shares as shall be determined by dividing the net asset value of a share of the Fund by the net asset value of a share of the Acquiring Fund, all determined as of the effective time of these Articles of Amendment.

(c)           Each unissued share (or fraction thereof) of the Fund will automatically, and without the need of any further act or deed, be reclassified and changed to such number of unissued shares (or fractions thereof) of the Acquiring Fund as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued shares of the Acquiring Fund being increased by 100 million shares, less the number of respective issued and outstanding shares of the Acquiring Fund resulting from paragraph (b) above.

(d)           Open accounts on the share records of the Acquiring Fund shall be established representing the appropriate number of shares of stock owned by the former holders of shares of the Fund.

THIRD:                 This amendment does not increase the authorized capital stock of the Corporation or the aggregate par value thereof and does not amend the description of any class of stock as set forth in the Charter.  The amendment reclassifies and changes the 100,000,000 previously authorized shares of the Fund to 100,000,000 additional authorized shares of the Acquiring Fund.

FOURTH:             Outstanding certificates representing issued and outstanding shares of the Fund immediately prior to these Articles of Amendment becoming effective shall, upon these Articles of Amendment becoming effective, be deemed to represent the appropriate number, calculated as set forth above, of shares of the Acquiring Fund.  Certificates representing shares of the Acquiring Fund resulting from the aforesaid change and reclassification need not be issued until certificates representing the shares of the Fund so changed and reclassified, if issued, have been received by the Corporation or its agent duly endorsed for transfer.

FIFTH:                  This amendment has been duly authorized and declared advisable by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

SIXTH:                 These Articles of Amendment shall be effective as of 5:00 p.m., ________, 2011.

The Vice President acknowledges these Articles of Amendment to be the corporate act of the Corporation and states that to the best of his knowledge, information and belief the matters and facts set forth in these Articles with respect to the authorization and approval of the amendment of the Corporation's charter are true in all material respects, and that this statement is made under the penalties of perjury.

IN WITNESS WHEREOF, Advantage Funds, Inc. has caused this instrument to be signed in its name and on its behalf by its Vice President, and witnessed by its Assistant Secretary, on ________, 2011.

ADVANTAGE FUNDS, INC

By:
Michael A. Rosenberg,
Vice President

WITNESS:

Jeff Prusnofsky,
Assistant Secretary

DREYFUS EMERGING LEADERS FUND

The undersigned shareholder of Dreyfus Emerging Leaders Fund (the "Fund"), a series of Advantage Funds, Inc. (the "Company"), hereby appoints Jeff Prusnofsky and Joseph M. Chioffi, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on May 18, 2011 at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 10:30 a.m., on Thursday, August 11, 2011, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY  11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)	Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail

1)	Read the Prospectus/Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREYFUS EMERGING LEADERS FUND

1.
To approve a Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Opportunistic Small Cap Fund (the "Acquiring Fund"), in exchange solely for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX) Date	Signature (Joint Owners)	Date

Subject to Completion, dated April 21, 2011

STATEMENT OF ADDITIONAL INFORMATION
May __, 2011
Acquisition of the Assets of
DREYFUS EMERGING LEADERS FUND (A Series of Advantage Funds, Inc.)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-645-6561
By and in Exchange for Shares of
DREYFUS OPPORTUNISTIC SMALL CAP FUND (A Series of Advantage Funds, Inc.)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-645-6561

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated May __, 2011 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Emerging Leaders Fund (the "Fund"), a series of Advantage Funds, Inc. (the "Company"), in exchange solely for shares of Dreyfus Opportunistic Small Cap Fund (the "Acquiring Fund"), also a series of the Company.  The transfer is to occur pursuant to a Plan of Reorganization.  This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated January 1, 2011.

2.	The Acquiring Fund's Annual Report for the fiscal year ended August 31, 2010

3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended February 28, 2011.

4.	The Fund's Statement of Additional Information dated March 1, 2011.

5.	The Fund's Annual Report for the fiscal year ended August 31, 2010.

6.	The Fund's Semi-Annual Report for the six-month period ended February 28, 2011.

7.	Pro forma financial statements for the combined Fund and Acquiring Fund as of February 28, 2011.

The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report, and the Fund's Annual Report, are incorporated herein by reference.  The Prospectus/Proxy Statement dated May __, 2011 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information dated January 1, 2011 is incorporated herein by reference to the Company's Post-Effective Amendment No. 94 to its Registration Statement on Form N-1A, filed on December 29, 2010 (File No. 33-51061).  The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report for its fiscal year ended August 31, 2010, filed November 1, 2010.

The Fund's Statement of Additional Information dated March 1, 2011 is incorporated herein by reference to the Company's Post-Effective Amendment No. 97 to its Registration Statement on Form N-1A, filed February 28, 2011 (File No. 33-51061).  The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended August 31, 2010, filed November 1, 2010.

Dreyfus Opportunistic Small Cap Fund
PRO FORMA STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

Dreyfus Opportunistic Small Cap Fund	Dreyfus Emerging Leaders Fund	Dreyfus Opportunistic Small Cap Fund Pro Forma	Dreyfus Opportunistic Small Cap Fund	Dreyfus Emerging Leaders Fund		Dreyfus Opportunistic Small Cap Fund Pro Forma
		Combined (*)			Adjustments	Combined (*)

Common Stocks--99.5%	Shares					Value ($)
Consumer Discretionary--20.8%
American Axle & Manufacturing Holdings	581,650	a,b	106,950	a,b	688,600	7,776,660	1,429,921	9,206,581
Belo, Cl. A	1,504,570	a,b	276,370	b	1,780,940	11,991,423	2,202,669	14,194,092
Blue Nile	291,600	a,b	52,690	a,b	344,290	16,673,688	3,012,814	19,686,502
Dana Holding	766,680	a,b	132,920	a,b	899,600	14,474,918	2,509,530	16,984,448
Group 1 Automotive	605,940	a	110,390		716,330	25,600,965	4,663,977	30,264,942
Guess?	133,950	a	24,210		158,160	6,066,595	1,096,471	7,163,066
Interpublic Group of Cos.	518,960		94,510		613,470	6,850,272	1,247,532	8,097,804
Liz Claiborne	2,582,480	a,b	459,720	a,b	3,042,200	13,273,947	2,362,961	15,636,908
Meritage Homes	674,830	a,b	124,000	b	798,830	17,417,362	3,200,440	20,617,802
Mohawk Industries	73,050	a,b	13,130	a,b	86,180	4,244,935	762,984	5,007,919
Office Depot	440,770	b	78,520	b	519,290	2,340,489	416,941	2,757,430
OfficeMax	1,180,300	a,b	214,950	a,b	1,395,250	16,217,322	2,953,413	19,170,735
Saks	1,310,640	a,b	231,850	a,b	1,542,490	16,055,340	2,840,163	18,895,503
Tower International	457,736	a	89,350		547,086	7,918,833	1,545,755	9,464,588
Williams-Sonoma	257,030		46,470		303,500	9,276,213	1,677,102	10,953,315
						176,178,962	31,922,673	208,101,635
Consumer Staples--2.3%
B&G Foods	120,340	a	21,920	a	142,260	1,805,100	328,800	2,133,900
Dole Food	340,660	a,b	62,060	a,b	402,720	5,024,735	915,385	5,940,120
Nash Finch	311,090	a	60,720	a	371,810	12,558,702	2,451,266	15,009,968
						19,388,537	3,695,451	23,083,988
Energy--7.7%
Cabot Oil & Gas	108,510	a	19,470	a	127,980	4,954,567	889,000	5,843,567
Comstock Resources	636,700	a,b	114,530	a,b	751,230	16,904,385	3,040,771	19,945,156
Gulfport Energy	437,433	a,b	79,650	b	517,083	12,943,642	2,356,843	15,300,485
Resolute Energy	483,800	a,b	87,790	a,b	571,590	8,771,294	1,591,633	10,362,927
SandRidge Energy	1,993,820	a,b	370,300	b	2,364,120	21,553,194	4,002,943	25,556,137
						65,127,082	11,881,190	77,008,272
Financial--11.5%
Dollar Financial	494,185	a,b	96,060	a,b	590,245	10,570,617	2,054,723	12,625,340
FBR Capital Markets	1,165,237	a,b	220,780	b	1,203,617	4,334,682	821,302	5,155,984
Jones Lang LaSalle	211,650		38,380		402,130	20,830,593	3,777,360	24,607,953
optionsXpress Holdings	980,820	a	190,480		1,224,490	15,899,092	3,087,681	18,986,773
Popular	1,322,730	b	243,670	b	1,348,380	4,298,872	791,928	5,090,800
Portfolio Recovery Associates	146,273	a,b	25,650	a,b	291,453	12,191,855	2,137,928	14,329,783
PrivateBancorp	800,730	a	145,180		886,400	11,466,454	2,078,978	13,545,432
Starwood Property Trust	477,770	a,c	85,670	a,c	563,440	11,175,040	2,003,821	13,178,861
TradeStation Group	1,039,380	a,b	193,820	b	1,233,200	6,995,027	1,304,409	8,299,436
						97,762,232	18,058,130	115,820,362
Health Care--8.5%
Align Technology	926,460	a,b	165,270	a,b	1,091,730	19,316,691	3,445,879	22,762,570
Durect	782,701	a,b	141,630	b	924,331	2,535,951	458,881	2,994,832
Emergent BioSolutions	783,476	b	144,080	b	927,556	16,484,335	3,031,443	19,515,778
Hanger Orthopedic Group	538,360	b	98,180	b	636,540	14,481,884	2,641,042	17,122,926
Merit Medical Systems	250,090	b	49,480	b	299,570	4,271,537	845,118	5,116,655
Omnicell	384,440	b	73,640	b	458,080	5,166,874	989,722	6,156,596
Onyx Pharmaceuticals	297,180	a,b	36,340	b	420,780	10,472,623	1,280,622	11,753,245
						72,729,895	12,692,707	85,422,602
Industrial--27.1%
Altra Holdings	273,090	b	51,050	a,b	324,140	5,906,937	1,104,211	7,011,148
ArvinMeritor	1,072,080	a,b	195,230	a,b	1,267,310	19,211,674	3,498,522	22,710,196
CDI	193,150		39,920		233,070	2,874,072	594,010	3,468,082
Columbus McKinnon	581,870	a,b	108,920	b	690,790	10,048,895	1,881,048	11,929,943
Commercial Vehicle Group	194,510	a,b			194,510	3,065,478		3,065,478
Con-way	271,960	a	49,390	a	321,350	8,855,018	1,608,138	10,463,156
Encore Wire	375,240	a	72,480		447,720	8,803,130	1,700,381	10,503,511
FreightCar America	51,630	a	8,740	a	60,370	1,451,836	245,769	1,697,605
GeoEye	362,550	a,b	72,340	a,b	434,890	16,151,602	3,222,747	19,374,349
Granite Construction	400,830	a	79,180	a	480,010	11,423,655	2,256,630	13,680,285
Griffon	368,150	b	66,400	b	434,550	4,439,889	800,784	5,240,673
Herman Miller	173,290		31,110	a	204,400	4,668,433	838,103	5,506,536
Hubbell, Cl. B	69,750		12,610		82,360	4,708,822	851,301	5,560,123
ICF International	249,370	a,b	39,000	b	288,370	5,653,218	884,130	6,537,348
Kaman	257,540	a	48,670	a	306,210	8,207,800	1,551,113	9,758,913
Kelly Services, Cl. A	610,790	b	110,200	b	720,990	12,838,806	2,316,404	15,155,210
Landstar System	95,710		17,590		113,300	4,256,224	782,227	5,038,451
Lennox International	395,330	a	70,540		465,870	19,173,505	3,421,190	22,594,695
Saia	296,960	a,b	58,460	b	355,420	4,478,157	881,577	5,359,734
SFN Group	372,340	a,b	68,720	b	441,060	5,149,462	950,398	6,099,860
Simpson Manufacturing	591,720		106,210		697,930	17,118,460	3,072,655	20,191,115
SPX	59,490	a	10,760	a	70,250	4,744,922	858,218	5,603,140
Steelcase, Cl. A	811,870	a	147,860	a	959,730	7,883,258	1,435,721	9,318,979
Sterling Construction	305,370	a,b	62,650	a,b	368,020	4,000,347	820,715	4,821,062
SYKES Enterprises	368,880	a,b	77,620	b	446,500	6,861,168	1,443,732	8,304,900
Trinity Industries	172,940	a	31,070	a	204,010	5,387,081	967,831	6,354,912
TrueBlue	56,570	b	11,380	b	67,950	913,605	183,787	1,097,392
United Continential Holdings	141,290	a,b	26,010	a,b	167,300	3,396,612	625,280	4,021,892
US Airways Group	305,750	a,b	61,100	a,b	366,850	2,632,508	526,071	3,158,579
UTi Worldwide	568,150		103,120		671,270	11,306,185	2,052,088	13,358,273
WESCO International	72,480	a,b	13,200	b	85,680	4,219,786	768,504	4,988,290
						229,830,545	42,143,285	271,973,830
Information Technology--17.8%
Cadence Design Systems	346,910	a,b	63,170	a,b	410,080	3,451,755	628,542	4,080,297
Cypress Semiconductor	344,240	a,b	63,550	b	407,790	7,215,270	1,332,008	8,547,278
DealerTrack Holdings	1,092,032	a,b	207,470	a,b	1,299,502	22,037,205	4,186,745	26,223,950
Demand Media	203,300	a	36,770	a	240,070	4,574,250	827,325	5,401,575
Forrester Research	34,020		7,480		41,500	1,230,844	270,626	1,501,470
JDS Uniphase	371,300	b	68,270	b	439,570	9,159,971	1,684,221	10,844,192
MICROS Systems	330,390	b	59,070	a,b	389,460	15,739,780	2,814,095	18,553,875
Microsemi	262,600	b	49,900	b	312,500	5,785,078	1,099,297	6,884,375
Quest Software	493,020	a,b	89,790	b	582,810	13,208,006	2,405,474	15,613,480
Rovi	219,100	a,b	35,730	a,b	254,830	12,142,522	1,980,157	14,122,679
ScanSource	525,520	a,b	99,460	a,b	624,980	19,197,246	3,633,274	22,830,520
Take-Two Interactive Software	360,040	a,b	50,000	b	410,040	5,785,843	803,500	6,589,343
Vishay Intertechnology	484,500	a,b	89,580	a,b	574,080	8,454,525	1,563,171	10,017,696
Vishay Precision Group	119,813	a,b	20,484	b	140,297	1,982,905	339,010	2,321,915
Websense	145,160	a,b	29,790	a,b	174,950	3,109,327	638,102	3,747,429
Wright Express	348,460	a,b	62,460	a,b	410,920	17,771,460	3,185,460	20,956,920
						150,845,987	27,391,007	178,236,994
Materials--.2%
Myers Industries	144,900	a	30,290		175,190	1,466,388	306,535	1,772,923

Telecommunication Services--1.7%
Cbeyond	333,220	a,b	66,480	a,b	399,700	4,658,416	929,390	5,587,806
General Communication, Cl. A	469,293	b	86,050	b	555,343	5,673,752	1,040,344	6,714,096
PAETEC Holding	1,026,202	b	212,060	b	1,238,262	3,899,568	805,828	4,705,396
						14,231,736	2,775,562	17,007,298
Utilities--1.9%
Great Plains Energy	407,864	a	83,740	a	491,604	7,830,989	1,607,808	9,438,797
PNM Resources	598,333	a	108,650	a	706,983	7,963,812	1,446,131	9,409,943
						15,794,801	3,053,939	18,848,740

Total Common Stocks
(cost $681,150,426, $127,721,545 and $808,871,971, respectively)						843,356,165	153,920,479			997,276,644

Other Investment--1.5%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $10,691,000, $4,309,000 and $15,000,000, respectively)	10,691,000	d	4,309,000	d	15,000,000	10,691,000	4,309,000			15,000,000
Investment of Cash Collateral for
Securities Loaned--24.5%
Dreyfus Institutional Cash
Advantage Fund
(cost $204,708,642, $40,328,066 and $245,036,708, respectively)	204,708,642	d	40,328,066	d	245,036,708	204,708,642	40,328,066			245,036,708

Total Investments (cost $896,550,068, $172,358,611 and $1,068,908,679, respectively)					0.0%	1,058,755,807	198,557,545			1,257,313,352
Liabilities, Less Cash and Receivables					(25.5%)	(211,673,030)	(43,788,228)	(110,000)	**	(255,571,258)
Net Assets					100.0%	847,082,777	154,769,317	(110,000)	**	1,001,742,094

a
Security, or portion thereof, on loan. At February 28, 2011, the total pro forma value of the fund's securities on loan is $199,978,189, $39,368,736 and $239,346,925, respectively and the total pro forma value of the collateral held by the funds is $204,708,642, $40,328,066 and $245,036,708, respectively.

b	Non-income producing security.
c	Investment in real estate investment trust.
d	Investment in affiliated money market mutual fund.

*
As of February 28, 2011, all of the securities held by Dreyfus Emerging Leaders Fund comport with the investment strategies and restrictions of Dreyfus Opportunistic Small Cap Fund and management does not anticipate having to dispose of any securities as a result of the merger.

**	Adjustment for estimated merger related costs.

      See notes to unaudited pro forma financial statements.

Dreyfus Opportunistic Small Cap Fund
Pro Forma Statement of Assets and Liabilities (Unaudited)
February 28, 2011
		Dreyfus Opportunistic Small Cap Fund	Dreyfus Emerging Leaders Fund	Adjustments		Dreyfus Opportunistic Small Cap Fund Pro Forma Combined (Note 1)
ASSETS:	Investments in securities, at value - See Statement
	of Investments *
	Unaffiliated issuers	$843,356,165	$153,920,479			$997,276,644
	Affiliated issuers	215,399,642	44,637,066			260,036,708
	Cash	1,750,322	138,711			1,889,033
	Receivable for investment securities sold	7,031,710	13,256,617			20,288,327
	Dividends and interest receivable	221,734	47,195			268,929
	Receivable for shares of Common Stock subscribed	1,982,834	99,849			2,082,683
	Prepaid expenses	34,575	2,748			37,323

	Total Assets	1,069,776,982	212,102,665			1,281,879,647

LIABILITIES:	Due to the Dreyfus Corporation and affiliates	706,001	170,137			$876,138
	Liability for securities on loan	204,708,642	40,328,066			245,036,708
	Payable for investment securities purchased	14,509,770	2,871,827			17,381,597
	Payable for shares of Common Stock redeemed	2,589,192	13,886,436			16,475,628
	Accrued expenses	180,600	76,882	$110,000	(a)	367,482

	Total Liabilities	222,694,205	57,333,348	110,000		280,137,553

NET ASSETS		$847,082,777	$154,769,317	$(110,000)		$1,001,742,094

REPRESENTED BY:	Paid-in capital	$648,491,162	$177,648,025			$826,139,187
	Accumulated undistributed investment income - net	519,706	8,217	(110,000)	(a)	417,923
	Accumulated net realized gain (loss) on investments	35,866,170	(49,085,859)			(13,219,689)
	Accumulated net unrealized appreciation (depreciation)
	on investments	162,205,739	26,198,934			188,404,673

NET ASSETS		$847,082,777	$154,769,317	$(110,000)		$1,001,742,094

Dreyfus Opportunistic Small Cap Fund (100 million shares of $.001 par value Common Stock authorized)
Net Assets		$847,082,777		$154,659,317	(b)	$1,001,742,094
Shares outstanding		26,868,641		4,905,916	(b)	31,774,557
Net asset value, offering price and redemption
price per share		$31.53				$31.53

Dreyfus Emerging Leaders Fund (100 million shares of $.001 par value Common Stock authorized)
Net Assets			$154,769,317
Shares outstanding			7,050,297
Net asset value, and redemption
price per share			$21.95

* Investments in securities, at cost
Unaffiliated issuers		$681,150,426	$127,721,545			$808,871,971
Affiliated issuers		$215,399,642	$44,637,066			$260,036,708
Market value of securities on loan		$199,978,189	$39,368,736			$239,346,925

(a)	Adjustment for estimated merger related costs.
(b)	Adjustment to reflect the exchange of shares outstanding from Dreyfus Emerging Leaders Fund to Dreyfus Opportunistic Small Cap Fund.

See notes to unaudited pro forma financial statements.

Dreyfus Opportunistic Small Cap Fund
Pro Forma Statement of Operations (Unaudited)
Twelve months ended February 28, 2011

		Dreyfus Opportunistic Small Cap Fund	Dreyfus Emerging Leaders Fund	Adjustments		Dreyfus Opportunistic Small Cap Fund Pro Forma Combined (Note 1)

INVESTMENT INCOME:

INCOME:	Cash Dividends :
	Unaffiliated issuers	$7,017,066	$1,601,010			$8,618,076
	Affiliated issuers	24,306	2,798			27,104
	Income from securities lending	501,156	145,295			646,451
	Total Income	7,542,528	1,749,103			9,291,631

EXPENSES:	Management fee	4,560,982	1,332,449	$(222,075)	(a)	5,671,356
	Shareholder servicing costs	2,287,026	609,479	(200,000)	(a)	2,696,505
	Registration fees	74,498	25,561	(23,500)	(a)	76,559
	Prospectus and shareholders' reports	57,216	28,251	(17,500)	(a)	67,967
	Professional fees	53,560	44,898	(49,500)	(a)	48,958
	Custodian fees	52,706	25,328	(10,000)	(a)	68,034
	Directors' fees and expenses	32,194	9,293	(2,500)	(a)	38,987
	Loan commitment fees	11,639	-			11,639
	Interest expense	9,141	-			9,141
	Miscellaneous	36,768	19,148	(10,000)	(a)	45,916
	Total Expenses	7,175,730	2,094,407	(535,075)		8,735,062

	Less - reduction in management fee
	due to undertaking	-	(30,334)	30,334	(a)	-
	Less - reduction in custody fees due to earnings credits	(1,117)	(449)	-		(1,566)
	Net Expenses	7,174,613	2,063,624	(504,741)		8,733,496

INVESTMENT INCOME (LOSS)- NET		367,915	(314,521)	504,741		558,135

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments	59,935,956	25,689,851			85,625,807
	Net unrealized appreciation (depreciation) on investments	109,875,487	18,764,643			128,640,130

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS		169,811,443	44,454,494			214,265,937

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS ($):		$170,179,358	$44,139,973	$504,741		$214,824,072

(a)	Reflects the adjustment of expenses to be commensurate with those of the combined fund.

 See notes to unaudited pro forma financial statements.

Dreyfus Opportunistic Small Cap Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1 – Basis of Combination:

At a meeting held on April 7, 2011, the Board of Directors of Advantage Funds, Inc., on behalf of both Dreyfus Opportunistic Small Cap Fund (the "Acquiring Fund") and Dreyfus Emerging Leaders Fund (the "Fund"), approved a Plan of Reorganization pursuant to which, subject to approval by Fund shareholders, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange").  The Acquiring Fund shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund.  Fund shareholders will receive shares of the Acquiring Fund in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies.  The unaudited pro forma statements of investments and assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on February 28, 2011.  The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended February 28, 2011.  These statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States ("GAAP").  The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated.  The fiscal year end is August 31 for both the Acquiring Fund and for the Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part.  The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on February 28, 2011.  The pro forma financial statements were prepared in accordance with GAAP, which may require the use of management estimates and assumptions.  Actual results could differ from those estimates.   Following the Exchange, the Acquiring Fund will be the accounting survivor.

The funds enter into contracts that contain a variety of indemnifications.  The funds' maximum exposure under these arrangements is unknown.  The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2 – Portfolio Valuation:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded.   Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price.  Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes.  Bid price is used when no asked price is available.  Registered investment companies that are not traded on an exchange are valued at their net asset value.  When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board.  Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts.  For other securities that are fair valued by the Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).  GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.  This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.  GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund's investments relating to fair value measurements.  These inputs are summarized in the three broad levels listed below:

Level 1---unadjusted quoted prices in active markets for identical investments.
Level 2---other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3---significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

All of the investments in each fund are considered Level 1 at February 28, 2011.

NOTE 3 – Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of the Fund's shares on February 28, 2011 by the net asset value per share of shares of the Acquiring Fund on February 28, 2011.

NOTE 4 – Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on March 1, 2010.  Merger related costs of approximately $110,000 will be borne by the Fund.

NOTE 5 – Federal Income Taxes:

Each fund has qualified as a "regulated investment company" under the Internal Revenue Code.  After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes.  The tax cost of investments will remain unchanged for the combined entity.

NOTE 6 – Bank Line of Credit:

The Acquiring Fund and the Fund participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a "Facility"), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions.  In connection therewith, each fund has agreed to pay its pro rata portion of Facility fees for each Facility.  Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

DREYFUS CORE VALUE FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York  10166

Dear Shareholder:

As a shareholder of Dreyfus Core Value Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Strategic Value Fund (the "Acquiring Fund"), in exchange solely for Class A, Class B, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities.  The Fund is a series of The Dreyfus/Laurel Funds Trust (the "Trust").  The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund.

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders.  As a result of the review, management recommended to the Trust's Board that the Fund be consolidated with the Acquiring Fund.  If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund.  Management believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund.  The Acquiring Fund, like the Fund, focuses on value stocks.  In addition, the Acquiring Fund has a better performance record than the Fund.  Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

After careful review, the Trust's Board of Trustees has unanimously approved the proposed reorganization.  The Trust's Board of Trustees believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund that has a better performance record than the Fund.  The Trust's Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.  By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote.  If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely,

Bradley J. Skapyak
President
The Dreyfus/Laurel Fund Trust

May __, 2011

TRANSFER OF THE ASSETS OF
DREYFUS CORE VALUE FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS STRATEGIC VALUE FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS CORE VALUE FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Strategic Value Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about November 16, 2011 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Core Value Fund (the "Fund").  You will receive Class A, Class B, Class C or Class I shares of the Acquiring Fund corresponding to your Class A, Class B, Class C or Class I shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date.  If you hold Institutional shares of the Fund, you will receive Class I shares of the Acquiring Fund with a value equal to the value of your Institutional shares as of the Closing Date.  The Fund will then cease operations and will be terminated as a series of The Dreyfus/Laurel Funds Trust (the "Trust").

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Trust's Board of Trustees believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund that also is managed by Dreyfus.  By combining the Fund with the Acquiring Fund, which has substantially more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management.  In addition, the Acquiring Fund has a better performance record and, except for Class B shares, a lower net annual expense ratio than the Fund.  The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.  Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.  The Acquiring Fund and the Fund have similar investment objectives and substantially similar investment management policies, and use substantially similar investment processes and approaches to select stocks.  The Fund seeks long-term capital growth as a primary objective, with current income as a secondary objective.  To pursue its goals, the Fund normally invests at least 80% of its net assets in equity securities.  The Fund focuses on the stocks of large-cap value companies.  The Acquiring Fund seeks capital appreciation.  To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets in stocks.  The Acquiring Fund, like the Fund, focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors:  value, sound business fundamentals, and positive business momentum.  The Acquiring Fund, like the Fund, focuses on value stocks.  Although each fund invests primarily in securities of U.S. issuers, the Acquiring Fund may invest up to 30% and the Fund may invest up to 20% of their respective assets in foreign securities.  Dreyfus is the investment adviser to the Fund and the Acquiring Fund and provides day-to-day management of each fund's investments.  MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Fund and the Acquiring Fund.  For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the reorganization.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes.  You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a "unitary" management fee at the annual rate of 0.90% of the value of the Fund's average daily net assets for the provision of investment advisory, administrative, fund accounting and certain other services.  Under the unitary fee structure, Dreyfus pays all of the Fund's expenses, except for the Fund's management fee, Rule 12b-1 plan fees, extraordinary expenses, and certain other expenses, including the fees and expenses of the Trust's non-interested Trustees and their counsel.  Under its agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Acquiring Fund's average daily net assets.  The Acquiring Fund pays other service providers and bears other fund expenses directly, which, in the case of the Fund, generally are paid by Dreyfus under the unitary fee structure.  As of each fund's most recent fiscal year end, each class of shares of the Acquiring Fund, except Class B shares, had a lower net annual expense ratio than the corresponding class of shares of the Fund, after any current fee waiver and/or expense reimbursement arrangements.  Pursuant to an expense undertaking, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until December 31, 2012, so that the expenses of Class A, Class B, Class C and Class I shares of the Acquiring Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.98%, 1.94%, 1.73% and 0.73%, respectively.  If the reorganization is approved and consummated, Dreyfus has agreed to continue this expense undertaking for Class A, Class C and Class I shares of the Acquiring Fund and to cap the expenses of Class B shares of the Acquiring Fund so that they do not exceed the net expense ratio of Class B shares of the Fund as of its most recent fiscal year end (i.e., 1.90%) until at least December 31, 2013.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No.  No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization.  Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the anticipated benefits to shareholders of the Fund as a result of the reorganization, expenses relating to the proposed reorganization will be borne by the Fund.  It is estimated that a Fund shareholder would start to realize certain expense benefits approximately three months after the reorganization occurs.  The Acquiring Fund will not bear any expenses relating to the proposed reorganization.  As discussed further in the enclosed Prospectus/Proxy Statement, transaction costs associated with any repositioning of the Fund's portfolio in connection with the proposed reorganization before and after consummation of the reorganization will be borne by the Fund and the combined fund, respectively.

HOW DOES THE TRUST'S BOARD OF TRUSTEES RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the reorganization, the investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the net annual expense ratios of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Trust's Board of Trustees believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders.  In reaching this conclusion, the Trust's Board of Trustees determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a similar investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a larger fund.  In addition, the Acquiring Fund has a better performance record and, except for Class B shares, a lower net annual expense ratio than the Fund.  By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.  Therefore, the Trust's Board of Trustees recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card.  These voting methods will save the Fund money because the Fund would not have to pay for return-mail postage.  Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note:  if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.  Thank you in advance for your vote.

DREYFUS CORE VALUE FUND

__________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

___________________________

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Core Value Fund (the "Fund"), a series of The Dreyfus/Laurel Funds Trust (the "Trust"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Thursday, August 11, 2011, at 10:00 a.m., for the following purposes:

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Strategic Value Fund (the "Acquiring Fund"), in exchange solely for Class A, Class B, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A, Class B, Class C and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A, Class B, Class C, Class I and Institutional shares, with holders of Institutional shares receiving Class I shares of the Acquiring Fund, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on May 18, 2011 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees

Michael A. Rosenberg
Secretary

New York, New York
May __, 2011

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED.  IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS CORE VALUE FUND

(A Series of The Dreyfus/Laurel Funds Trust)

To and in Exchange for Class A, Class B, Class C and Class I Shares of

DREYFUS STRATEGIC VALUE FUND

(A Series of Advantage Funds, Inc.)

PROSPECTUS/PROXY STATEMENT
MAY __, 2011

_______________________________________

Special Meeting of Shareholders
To Be Held on Thursday, August 11, 2011

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of The Dreyfus/Laurel Funds Trust (the "Trust"), on behalf of Dreyfus Core Value Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, August 11, 2011, at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  Shareholders of record at the close of business on May 18, 2011 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus Strategic Value Fund (the "Acquiring Fund"), in exchange solely for Class A, Class B, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class B, Class C or Class I shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Class A, Class B, Class C, Class I or Institutional Fund shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that holders of Institutional shares of the Fund will receive Class I shares of the Acquiring Fund.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated May __, 2011, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety.  The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund.  A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus.  The funds have similar investment objectives and substantially similar investment management policies.  The Fund seeks long-term capital growth as a primary objective, with current income as a secondary objective.  The Acquiring Fund seeks capital appreciation.  Each fund normally invests in equity securities, focusing on value stocks.  Each fund uses substantially similar investment processes and approaches to select stocks, but the investment limitations of each fund (and the related risks) are not identical.  The Acquiring Fund is a series of Advantage Funds, Inc. (the "Company").  A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated January 1, 2011, Annual Report for its fiscal year ended August 31, 2010 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six-month period ended February 28, 2011 accompany this Prospectus/Proxy Statement.  The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference.  For a free copy of the Fund's most recent Prospectus or Annual Report for its fiscal year ended December 31, 2010, please call your financial adviser, or call 1-800-554-4611, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Holders of Class A, Class B, Class C, Class I and Institutional shares of the Fund will vote together on the proposal.  Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting.  Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.  If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of March 31, 2011, the following numbers of Fund shares were issued and outstanding:

Class A Shares Outstanding	Class B Shares Outstanding	Class C Shares Outstanding	Class I Shares Outstanding	Institutional Shares Outstanding
13,336,967	36,525	318,892	38,236	1,106,228

Proxy materials will be mailed to shareholders of record on or about May __, 2011.

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization	A-1

Exhibit B: Description of the Company's Board Members	B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
PROVIDING FOR THE TRANSFER OF ALL OF THE FUND'S ASSETS
TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction.  The Trust's Board, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class A, Class B, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each holder of Class A, Class B, Class C, Class I and Institutional shares of the Fund will receive a pro rata distribution of the Acquiring Fund's Class A, Class B, Class C and Class I shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that holders of Institutional shares will receive Class I shares of the Acquiring Fund.  Thereafter, the Fund will cease operations and will be terminated as a series of the Trust.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.  No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization.  Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.

The Trust's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby.  See "Reasons for the Reorganization."

Federal Income Tax Consequences.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.  See "Information about the Reorganization — Federal Income Tax Consequences," " — Capital Loss Carryforwards" and " — Sale of Portfolio Securities."

Comparison of the Fund and the Acquiring Fund.  The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus.  Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach.  The Fund and the Acquiring Fund have similar investment objectives and substantially similar investment management policies.  The Fund seeks long-term capital growth as a primary objective, with current income as a secondary objective.  These objectives may be changed by the Trust's Board, upon 60 days' prior notice to Fund shareholders.  The Acquiring Fund seeks capital appreciation.  The Acquiring Fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the Acquiring Fund's outstanding voting securities.

To pursue its goals, the Fund normally invests at least 80% of its net assets in equity securities.  The Fund focuses on the stocks of large-cap value companies.  These are companies with market capitalizations of $1 billion and above, whose stocks appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios).  The Fund's equity investments may include common stocks, preferred stocks and securities convertible into common stocks, including those purchased in initial public offerings ("IPOs").  The Fund also may invest in warrants, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets in stocks.  The Acquiring Fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in IPOs.  The Acquiring Fund also may invest in warrants, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.  The Acquiring Fund's portfolio manager identifies potential investments through extensive quantitative and fundamental research.  The Acquiring Fund, like the Fund, focuses on value stocks.

In choosing stocks, each fund's portfolio manager focuses on individual stock selection (a "bottom-up" approach), rather than forecasting stock market trends (a "top-down" approach), emphasizing three key factors:

•	value: quantitative screens track traditional measures, such as price-to-earnings, price-to-book and price-to-sales ratios, which are analyzed and compared against the market

•	sound business fundamentals: a company's balance sheet and income data are examined to determine the company's financial history

•
positive business momentum:  a company's earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company's financial condition (or, for the Acquiring Fund, the presence of a catalyst that will trigger a price increase near- to mid-term)

Although each fund invests primarily in equity securities of U.S. issuers, the Acquiring Fund may invest up to 30% and the Fund may invest up to 20% of their respective assets in equity securities of foreign issuers.

The Fund typically sells the stock of a company when the company is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the portfolio manager's expectations.  Similarly, the Acquiring Fund typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure.

The Fund and the Acquiring Fund may, but are not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and, with respect to the Acquiring Fund, swaps, as a substitute for investing directly in an underlying asset, to increase returns or as part of a hedging strategy.

Neither fund has any limitation regarding portfolio turnover.  The Fund and the Acquiring Fund may engage in short-term trading and each fund may have portfolio turnover rates in excess of 100%.  A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year.  During its most recent fiscal year, the Fund's and the Acquiring Fund's portfolio turnover rates were 55.41% and 91.83%, respectively, of the average value of the respective fund's portfolio.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets.

Each fund is a "diversified" fund, which means that neither fund will, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

For more information on the Fund's or the Acquiring Fund's investment management policies, see "Goal and Approach" in the relevant Prospectus and "Description of the Fund/Trust" (for the Fund) or "Investments, Investment Techniques and Risks" (for the Acquiring Fund) in the relevant Statement of Additional Information.

The Fund is a series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.  The Acquiring Fund is a series of the Company, which is a corporation organized under the laws of the State of Maryland.  See "Certain Organizational Differences Between the Trust and the Company" below.

Investment Risks.  The principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar.  These risks are discussed below.  An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  It is not a complete investment program.  The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•
Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

•
Value stock risk.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

•
Market sector risk.  Each fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause a fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•
Foreign investment risk.  To the extent the Fund or the Acquiring Fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies.  Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

•
Large cap stock risk.  To the extent a fund focuses on large capitalization stocks, it may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

In addition to the principal risks described above, the Fund and the Acquiring Fund are subject to the following additional risks.

•
Derivatives risk.  A small investment in derivatives could have a potentially large impact on a fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with the underlying instruments or the fund's other investments.  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.  Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.  The Fund or the Acquiring Fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

•
Leveraging risk.  The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the respective fund's gains or losses.

•
IPO risk.  Although each fund typically invests in seasoned issuers, each fund may purchase securities of companies in IPOs or shortly thereafter.  The prices of securities purchased in IPOs can be very volatile.  The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions.  In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

Under adverse market conditions, the Fund and the Acquiring Fund could invest some or all of their respective assets in U.S. Treasury securities and money market securities.  Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market.  To the extent the Fund or the Acquiring Fund invests defensively in these securities, such fund might not achieve its investment objective.  Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

See "Investment Risks" in the relevant Prospectus and "Description of the Fund/Trust" (for the Fund) or "Investments, Investment Techniques and Risks" (for the Acquiring Fund) in the relevant Statement of Additional Information, for a more complete description of investment risks.

Sales Charges.  The schedules of sales charges imposed at the time of purchase of Class A shares of the Fund and the Acquiring Fund are identical.  The CDSCs imposed at the time of redemption on Class B and Class C shares for the Fund and the Acquiring Fund are identical.  Class I shares of each fund are not subject to any sales charges.  See in the relevant Prospectus "Shareholder Guide" for a discussion of sales charges and the CDSC.  No sales charge or CDSC will be imposed at the time of the Reorganization.  Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.  Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Fees and Expenses.  Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a "unitary" management fee at the annual rate of 0.90% of the value of the Fund's average daily net assets for the provision of investment advisory, administrative, fund accounting and certain other services.  Under the unitary fee structure, Dreyfus pays all of the Fund's expenses, except for the Fund's management fee, Rule 12b-1 plan fees, extraordinary expenses, and certain other expenses, including the fees and expenses of the Trust's non-interested Trustees and their counsel.  Dreyfus has agreed to reduce its fee in an amount equal to the Fund's allocable portion of the fees and expenses of the Trust's non-interested Trustees and their counsel.  Under its agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Acquiring Fund's average daily net assets.  The Acquiring Fund pays other service providers and bears other fund expenses directly, which, in the case of the Fund, generally are paid by Dreyfus under the unitary fee structure.  As of each fund's most recent fiscal year end, each class of shares of the Acquiring Fund, except Class B shares, had a lower net annual expense ratio than the corresponding class of shares of the Fund, after any current fee waiver and/or expense reimbursement arrangements.  Pursuant to an expense undertaking, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until December 31, 2012, so that the expenses of Class A, Class B, Class C and Class I shares of the Acquiring Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.98%, 1.94%, 1.73% and 0.73%, respectively.  If the Reorganization is approved and consummated, Dreyfus has agreed to continue this expense undertaking for Class A, Class C and Class I shares of the Acquiring Fund and to cap the expenses of Class B shares of the Acquiring Fund so that they do not exceed the net expense ratio of Class B shares of the Fund as of its most recent fiscal year end (i.e., 1.90%) until at least December 31, 2013.

The fees and expenses set forth below for the Fund are as of its fiscal year ended December 31, 2010 and for the Acquiring Fund are as of its fiscal year ended August 31, 2010.  The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of the fiscal year end noted above, as adjusted showing the effect of the Reorganization.  Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

	Fund Class A	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none1	none1	none1

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.90%2	0.75%	0.75%
Distribution (12b-1) fees	0.25%	None	none
Other expenses (including shareholder services fees)	0.00%3	0.47%	0.42%

Total annual fund operating expenses	1.15%	1.22%	1.17%
Fee waiver and/or expense reimbursement	(0.00)%3	(0.24)%4	(0.19)%5

Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.15%	0.98%	0.98%

	Fund Class B	Acquiring Fund Class B	Pro Forma After Reorganization Acquiring Fund Class B
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	4.00%	4.00%	4.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.90%2	0.75%	0.75%
Distribution (12b-1) fees	1.00%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.01%3	0.50%	0.57%
Total annual fund operating expenses	1.91%	2.00%	2.07%
Fee waiver and/or expense reimbursement	(0.01)%3	(0.06)%4	(0.17)%6
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.90%	1.94%	1.90%

	Fund Class C	Acquiring Fund Class C	Pro Forma After Reorganization Acquiring Fund Class C
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as apercentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.90%2	0.75%	0.75%
Distribution (12b-1) fees	1.00%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.01%3	0.45%	0.43%
Total annual fund operating expenses	1.91%	1.95%	1.93%
Fee waiver and/or expense reimbursement	(0.01)%3	(0.22)%4	(0.20)%5
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.90%	1.73%	1.73%

	Fund Class I	Fund Institutional Class	Acquiring Fund Class I	Pro Forma After Reorganization Acquiring Fund Class I
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.90%2	0.90%2	0.75%	0.75%
Distribution (12b-1) fees	none	0.15%	none	none
Other expenses	0.00%3	0.00%3	0.37%	0.27%
Total annual fund operating expenses	0.90%	1.05%	1.12%	1.02%
Fee waiver and/or expense reimbursement	(0.00)%3	(0.00)%3	(0.39)%4	(0.29)%5
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.90%	1.05%	0.73%	0.73%
____________
1      Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
2      The Fund pays a "unitary" management fee to Dreyfus for management and other services.  Under the "unitary" fee structure, Dreyfus pays all of the Fund's expenses, except for the Fund's management fees, Rule 12b-1 fees, extraordinary expenses and certain other expenses, including the fees and expenses of the Trust's non-interested Trustees and their counsel.  Dreyfus has agreed to reduce its fee in an amount equal to the Fund's allocable portion of the fees and expenses of the Trust's non-interested Trustees and their counsel.
3      Reflects the Fund's allocable portion of the fees and expenses of the Trust's non-interested Trustees and their counsel, which amounted to approximately 0.01% for Class B and Class C and less than 0.01% for Class A, Class I and Institutional class.  Dreyfus reduced its fee in an amount equal to such fees and expenses.  Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $165,000 or approximately 0.04% of the Fund's average daily net assets and are not reflected in the Fund's expense ratios.
4      Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until December 31, 2012, so that the expenses of Class A, Class B, Class C and Class I shares of the Acquiring Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.98%, 1.94%, 1.73% and 0.73%, respectively.
5      If the Reorganization is approved and consummated, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until at least December 31, 2013, so that the expenses of Class A, Class C and Class I shares of the combined fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.98%, 1.73% and 0.73%, respectively.
6      If the Reorganization is approved and consummated, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of Class B shares of the Acquiring Fund until at least December 31, 2013, so that the expenses of Class B shares of the combined fund do not exceed the net expense ratio of Class B shares of the Fund as of the Fund's most recent fiscal year end (i.e., 1.90%).

Shareholders of another fund advised by Dreyfus—Dreyfus Large Cap Value Fund (the "Large Cap Value Fund")—also are being asked in separate proxy materials directed to them to approve an Agreement and Plan of Reorganization providing for the transfer of all of the Large Cap Value Fund's assets, subject to its liabilities, to the Acquiring Fund in exchange for shares of the Acquiring Fund.  If approved by the Fund's shareholders, the Reorganization will be consummated for the Fund whether or not the shareholders of the Large Cap Value Fund approve the reorganization of the Large Cap Value Fund and the Acquiring Fund.  If shareholders of the Large Cap Value Fund approve the reorganization of their fund, holders of Class A, Class C and Class I shares of the Large Cap Value Fund will receive Class A, Class C and Class I shares, respectively, of the Acquiring Fund.  The fees and expenses set forth below assume that shareholders of the Fund and of the Large Cap Value Fund approve the reorganizations of their respective funds into the Acquiring Fund.  The fees and expenses set forth below for the Fund, the Large Cap Value Fund and the Acquiring Fund are as of the respective fund's most recent fiscal year end (December 31, 2010 for the Large Cap Value Fund).  The "Pro Forma After Reorganizations" operating expenses information set forth below is based on the fees and expenses of each fund, as of its most recent fiscal year end, as adjusted showing the effect of the reorganizations.

	Fund Class A	Large Cap Value Fund Class A	Acquiring Fund Class A	Pro Forma After Reorganizations Acquiring Fund Class A
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%	5.75%

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none1	none1	none1	none1

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.90%2	0.70%	0.75%	0.75%
Distribution (12b-1) fees	0.25%	none	none	none
Other expenses (including shareholder services fees)	0.00%3	0.95%4	0.47%	0.42%
Total annual fund operating expenses	1.15%	1.65%	1.22%	1.17%
Fee waiver and/or expense reimbursement	(0.00)%3	(0.15)%5	(0.24)%6	(0.19)%7
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.15%	1.50%	0.98%	0.98%

	Fund Class B	Acquiring Fund Class B	Pro Forma After Reorganizations Acquiring Fund Class B
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	4.00%	4.00%	4.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.90%2	0.75%	0.75%
Distribution (12b-1) fees	1.00%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.01%3	0.50%	0.56%
Total annual fund operating expenses	1.91%	2.00%	2.06%
Fee waiver and/or expense reimbursement	(0.01)%3	(0.06)%6	(0.16)%8
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.90%	1.94%	1.90%

	Fund Class C	Large Cap Value Fund Class C	Acquiring Fund Class C	Pro Forma After Reorganizations Acquiring Fund Class C
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.90%2	0.70%	0.75%	0.75%
Distribution (12b-1) fees	1.00%	0.75%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.01%3	0.93%4	0.45%	0.43%
Total annual fund operating expenses	1.91%	2.38%	1.95%	1.93%
Fee waiver and/or expense reimbursement	(0.01)%3	(0.13)%5	(0.22)%6	(0.20)%7
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.90%	2.25%	1.73%	1.73%

	Fund Class I	Fund Institutional Class	Large Cap Value Fund Class I	Acquiring Fund Class I	Pro Forma After Reorganizations Acquiring Fund Class I
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.90%2	0.90%2	0.70%	0.75%	0.75%
Distribution (12b-1) fees	none	0.15%	none	none	none
Other expenses	0.00%3	0.00%3	0.12%4	0.37%	0.15%
Total annual fund operating expenses	0.90%	1.05%	0.82%	1.12%	0.90%
Fee waiver and/or expense reimbursement	(0.00)%3	(0.00)%3	(0.00)%5	(0.39)%6	(0.17)%7
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.90%	1.05%	0.82%	0.73%	0.73%
____________
1     Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
2     The Fund pays a "unitary" management fee to Dreyfus for management and other services.  Under the "unitary" fee structure, Dreyfus pays all of the Fund's expenses, except for the Fund's management fees, Rule 12b-1 fees, extraordinary expenses and certain other expenses, including the fees and expenses of the Trust's non-interested Trustees and their counsel.  Dreyfus has agreed to reduce its fee in an amount equal to the Fund's allocable portion of the fees and expenses of the Trust's non-interested Trustees and their counsel.
3     Reflects the Fund's allocable portion of the fees and expenses of the Trust's non-interested Trustees and their counsel, which amounted to approximately 0.01% for Class B and Class C and less than 0.01% for Class A, Class I and Institutional class.  Dreyfus reduced its fee in an amount equal to such fees and expenses.  Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $165,000 or approximately 0.04% of the Fund's average daily net assets and are not reflected in the Fund's expense ratios.
4     Expenses in connection with the reorganization of the Large Cap Value Fund, which will be borne by the Large Cap Value Fund, are estimated to amount to approximately $95,000 or approximately 0.11% of the Large Cap Value Fund's average daily net assets and are not reflected in the Large Cap Value Fund's expense ratios.
5     Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Large Cap Value Fund until May 1, 2012, so that the expenses of Class A, Class C and Class I shares of the Large Cap Value Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.50%, 2.25% and 1.25%, respectively.
6     Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until December 31, 2012, so that the expenses of Class A, Class B, Class C and Class I shares of the Acquiring Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.98%, 1.94%, 1.73% and 0.73%, respectively.
7     If either reorganization is approved and consummated, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until at least December 31, 2013, so that the expenses of Class A, Class C and Class I shares of the combined fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.98%, 1.73% and 0.73%, respectively.
8     If the Reorganization is consummated, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of Class B shares of the Acquiring Fund until at least December 31, 2013, so that the expenses of Class B shares of the combined fund do not exceed the net expense ratio of Class B shares of the Fund as of the Fund's most recent fiscal year end (i.e., 1.90%).

Examples

The Examples below are intended to help you compare the cost of investing in the Fund and the Acquiring Fund.  The first "Pro Forma After Reorganization" Example below shows the Reorganization of the Fund and the Acquiring Fund and the second "Pro Forma After Reorganizations" Example below shows the reorganizations of the Fund, the Large Cap Value Fund and the Acquiring Fund.  Each Example assumes you invest $10,000 in the respective fund for the time periods indicated.  Each Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same.  The one-year Example and the first year of the three-, five- and ten-years Examples for the Acquiring Fund are based on net operating expenses, which reflect any expense waiver/reimbursement arrangements by Dreyfus.  The "Pro Forma After Reorganization(s)" Examples are based on the operating expenses of the funds, as of the respective fiscal year ends noted above, as adjusted showing the effect of the reorganization(s).  The one-year and the first and second year of the three-, five- and ten-years for the "Pro Forma After Reorganization(s)" Examples below are based on net operating expenses, which reflect any expense waiver/reimbursement arrangements by Dreyfus.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares	Institutional Shares
1 Year	$685	$593/$193	$293/$193	$92	$107
3 Years	$919	$899/$599	$599/$599	$287	$334
5 Years	$1,172	$1,231/$1,031	$1,031/$1,031	$498	$579
10 Years	$1,892	$1,853/$1,853**	$2,232/$2,232	$1,108	$1,283

	Acquiring Fund
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares
1 Year	$669	$597/$197	$276/$176	$75
3 Years	$918	$922/$622	$591/$591	$317
5 Years	$1,185	$1,272/$1,072	$1,032/$1,032	$579
10 Years	$1,947	$1,936/$1,936**	$2,257/$2,257	$1,328

	Pro Forma After Reorganization—Fund and Acquiring Fund Acquiring Fund Shares
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares
1 Year	$669	$593/$193	$276/$176	$75
3 Years	$889	$915/$615	$566/$566	$265
5 Years	$1,146	$1,281/$1,081	$1,004/$1,004	$505
10 Years	$1,881	$1,928/$1,928**	$2,220/$2,220	$1,194

	Pro Forma After Reorganizations—Fund, Large Cap Value Fund and Acquiring Fund Acquiring Fund Shares
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares
1 Year	$669	$593/$193	$276/$176	$75
3 Years	$889	$914/$614	$566/$566	$252
5 Years	$1,146	$1,278/$1,078	$1,004/$1,004	$464
10 Years	$1,881	$1,923/$1,923**	$2,220/$2,220	$1,076

___________________________

*         With redemption/without redemption.
**         Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

Past Performance.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year and the bar chart for the Fund shows the changes in the performance of the Fund's Class A shares from year to year.  The table for each fund compares the average annual total returns of the respective fund's shares to those of a broad measure of market performance.  Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown.  Past performance (before and after taxes) is no guarantee of future results.  More recent performance information may be available at www.dreyfus.com.

After-tax performance is shown only for Class A shares of the Acquiring Fund and the Fund.  After-tax performance of each fund's other share classes will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class A Shares

Year-by-year total returns as of 12/31 each year (%)

-2.50	-26.81	+43.54	+17.59	+8.26	+19.96	+5.87	-36.01	+24.83	+15.02
'01	'02	'03	'04	'05	'06	'07	'08	'09	'10

Best Quarter:	Q2 '03	+19.26%
Worst Quarter:	Q3 '02	-23.95%

The year-to-date total return of the Acquiring Fund's Class A shares as of 3/31/11 was 6.11%.

Acquiring Fund Shares

Average annual total returns as of 12/31/10

Share Class (inception date)	1 Year	5 Years	10 Years
Class A (9/29/95) returns before taxes	8.41%	1.91%	3.67%
Class A returns after taxes on distributions	8.30%	1.35%	3.11%
Class A returns after taxes on distributions and sale of fund shares	5.61%	1.54%	3.00%
Class B (5/31/01)* returns before taxes	9.91%	1.89%	3.87%**
Class C (5/31/01)* returns before taxes	13.13%	2.37%	3.58%
Class I (5/31/01)* returns before taxes	15.29%	3.34%	4.40%
Russell 1000 Value Index reflects no deduction for fees, expenses or taxes	15.51%	1.28%	3.26%
_______________________________
*      For the Acquiring Fund's Class B, Class C and Class I shares, periods prior to May 31, 2001 reflect the performance of the Acquiring Fund's Class A shares, adjusted to reflect applicable sales charges.  Such performance figures have not been adjusted, however, to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class B and Class C shares of the Acquiring Fund may have been lower.
**      Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

Fund—Class A Shares

Year-by-year total returns as of 12/31 each year (%)

-4.04	-24.36	+28.09	+11.41	+5.18	+21.00	+2.75	-36.10	+18.07	+12.99
'01	'02	'03	'04	'05	'06	'07	'08	'09	'10

Best Quarter:	Q2 '09	+16.70%
Worst Quarter:	Q4 '08	-20.61%

The year-to-date total return of the Fund's Class A shares as of 3/31/11 was 6.26%.

Fund Shares

Average annual total returns as of 12/31/10

Share Class (inception date)	1 Year	5 Years	10 Years
Class A (2/6/47) returns before taxes	6.50%	-0.02%	0.85%
Class A returns after taxes on distributions	6.34%	-0.92%	0.22%
Class A returns after taxes on distributions and sale of fund shares	4.40	0.04%	0.67%
Class B (1/16/98) returns before taxes	8.13%	0.10%	1.00%*
Class C (1/16/98) returns before taxes	11.14%	0.40%	0.69%
Class I (8/4/94) returns before taxes	13.23%	1.43%	1.71%
Institutional Class (2/1/93) returns before taxes	13.11%	1.27%	1.56%
Russell 1000 Value Index reflects no deduction for fees, expenses or taxes	15.51%	1.28%	3.26%
_______________________________
*      Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

Investment Adviser.  The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $289 billion in approximately 193 mutual fund portfolios.  A discussion regarding the basis for the Company's Board approving the Acquiring Fund's management agreement with Dreyfus is available in the Acquiring Fund's Annual Report for the fiscal year ended August 31, 2010.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.  BNY Mellon has more than $25 trillion in assets under custody and administration and $1.17 trillion in assets under management, and it services more than $12 trillion in outstanding debt.  Additional information is available at www.bnymellon.com.

Primary Portfolio Manager.  Brian C. Ferguson has been the Acquiring Fund's primary portfolio manager since April 2001, and the Fund's primary portfolio manager since April 2006.  Mr. Ferguson is a senior vice president and the director of the U.S. Large Cap Value Equity Team of The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of Dreyfus, where he has been employed since June 1997.  In April 2001, Mr. Ferguson became a dual employee of Dreyfus and TBCAM.

Board Members.  Other than Joseph S. DiMartino, who is Chairman of the Board of the Company and the Trust, the Company and the Trust have different Board members.  None of the Board members of the Company or the Trust is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members").  For a description of the Company's Board members, see Exhibit B.

Independent Registered Public Accounting Firm.  KPMG LLP is the independent registered public accounting firm for the Fund.  Ernst & Young LLP is the independent registered public accounting firm for the Acquiring Fund.

Capitalization.  The Fund has classified its shares into five classes—Class A, Class B, Class C, Class I and Institutional class.  The Large Cap Value Fund has classified its shares into three classes—Class A, Class C and Class I.  The Acquiring Fund has classified its shares into four classes—Class A, Class B, Class C and Class I.  The following tables set forth, as of February 28, 2011, (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares (3) the capitalization of each class of the Large Cap Value Fund's shares and (4) the pro forma capitalization of each class of the Acquiring Fund's shares, as adjusted showing the effect of both reorganizations had they occurred on such date.

	Fund Class A	Large Cap Value Fund Class A	Acquiring Fund Class A	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class A
Total net assets	$350,117,029	$803,142	$683,461,347	$(149,299)*	$1,034,232,219
Net asset value per share	$26.04	$9.00	$30.35		$30.35
Shares outstanding	13,447,549	89,189	22,522,335	(1,981,317)**	34,077,756

	Fund Class B	Acquiring Fund Class B	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class B
Total net assets	$990,406	$3,605,110	$(420)*	$4,595,096
Net asset value per share	$25.47	$29.07		$29.07
Shares outstanding	38,884	123,996	(4,815)**	158,065

	Fund Class C	Large Cap Value Fund Class C	Acquiring Fund Class C	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class C
Total net assets	$8,246,301	$51,208	$59,890,137	$(3,552)*	$68,184,094
Net asset value per share	$25.45	$8.89	$29.05		$29.05
Shares outstanding	324,037	5,757	2,061,358	(44,263)**	2,346,889

	Fund Class I	Fund Institutional Class	Large Cap Value Fund Class I	Acquiring Fund Class I	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class I
Total net assets	$1,009,447	$28,894,520	$84,839,256	$125,934,383	$(106,729)*	$240,570,877
Net asset value per share	$26.05	$26.03	$9.01	$30.34		$30.34
Shares outstanding	38,757	1,110,060	9,413,617	4,150,492	(6,784,743)**	7,928,183
_______________________
*      Reflects the estimated costs of the respective reorganizations to be paid by the Fund and the Large Cap Value Fund.
**      Adjustments to reflect the exchange of shares outstanding from the Fund and the Large Cap Value Fund to the Acquiring Fund.

As of February 28, 2011, the Fund's total net assets (attributable to Class A, Class B, Class C, Class I and Institutional shares) and the Acquiring Fund's total net assets (attributable to Class A, Class B, Class C and Class I shares) were $389,257,703 and $872,890,977, respectively.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  All share classes of a fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Shareholders of the Large Cap Value Fund also are being asked in proxy materials directed to them to approve a separate Agreement and Plan of Reorganization providing for the transfer of all of such fund's assets, subject to liabilities, to the Acquiring Fund in exchange for Acquiring Fund shares.  As of February 28, 2011, the Large Cap Value Fund had total net assets (attributable to Class A, Class C and Class I shares) of $85,693,606.  If approved by the Fund's shareholders, the Reorganization will be consummated for the Fund whether or not the shareholders of the Large Cap Value Fund approve the reorganization of that fund with the Acquiring Fund.

Purchase Procedures.  The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same.  See the relevant fund's Prospectus and Statement of Additional Information for a discussion of purchase procedures.

Distribution and Service (12b-1) Plans.  Class A, Class B, Class C and Institutional shares of the Fund and Class B and Class C shares of the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan").  Under the Fund's respective Rule 12b-1 Plans, the Fund pays MBSC Securities Corporation ("MBSC"), the Fund's distributor, a fee at an annual rate of 0.25% of the value of the average daily net assets of Class A shares and 0.15% of the value of the average daily net assets of Institutional shares and an aggregate fee at an annual rate of 1.00% of the value of the average daily net assets of Class B and Class C shares to finance the sale and distribution of such shares and for shareholder servicing.  Under its Rule 12b-1 Plan, the Acquiring Fund pays MBSC, the Acquiring Fund's distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares to finance the sale and distribution of such shares.  There is no Rule 12b-1 Plan fee for Class A shares of the Acquiring Fund or Class I shares of either fund.  Because Rule 12b-1 Plan fees are paid out of the assets attributable to the relevant class of shares on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges.  See "Distribution and Service Plans" in the Fund's Statement of Additional Information and "Distribution Plans, Service Plans and Shareholder Services Plans" and "Additional Information About Distribution Plans, Service Plans and Shareholder Services Plans" in the Acquiring Fund's Statement of Additional Information for a discussion of the respective Rule 12b-1 Plan.

Shareholder Services Plan.  Class A, Class B and Class C shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Acquiring Fund pays MBSC a fee at an annual rate of 0.25% of the value of the average daily net assets of Class A, Class B and Class C shares for providing shareholder services and/or maintaining shareholder accounts.  There is no Shareholder Services Plan fee for Class I shares of the Acquiring Fund.  The Fund has no shareholder services plan, but has adopted plans pursuant to Rule 12b-1 under the 1940 Act, as described above, which provide for payments for shareholder servicing.  See "Distribution Plans, Service Plans and Shareholder Services Plans" and "Additional Information About Distribution Plans, Service Plans and Shareholder Services Plans" in the Acquiring Fund's Statement of Additional Information for a discussion of the Shareholder Services Plan.

Redemption Procedures.  The redemption procedures of the Fund and the Acquiring Fund are the same.  See the relevant fund's Prospectus and Statement of Additional Information for a discussion of redemption procedures.

Distributions.  The Fund normally pays dividends quarterly and capital gain distributions annually.  The Acquiring Fund normally pays dividends and capital gain distributions annually.  Each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different.  See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

Shareholder Services.  The shareholder services offered by the Fund and the Acquiring Fund are the same.  The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" (and, for the Acquiring Fund, "Additional Information About Shareholder Services") in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

Certain Organizational Differences Between the Trust and the Company.  The Fund is a series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Agreement and Declaration of Trust (the "Trust Agreement"), the Trust's By-Laws and applicable Massachusetts law.  The Acquiring Fund is a series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company's Articles of Incorporation (the "Charter"), the Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code").  Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights.  Generally, neither the Fund nor the Acquiring Fund is required to hold annual meetings of its shareholders.  The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote.  Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Fund, or a majority, in the case of the Acquiring Fund, of the respective fund's outstanding voting shares.  Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.  Generally, on matters submitted to a vote of shareholders, all shares of the Fund or the Acquiring Fund then entitled to vote will be voted in the aggregate as a single class.  The Trust Agreement provides that a majority of the Fund's shares entitled to vote shall constitute a quorum for the transaction of business at a Fund shareholders' meeting.  The Company's Charter provides that one-third of the Acquiring Fund's shares entitled to vote shall constitute a quorum for the transaction of business at an Acquiring Fund shareholders' meeting.  Matters requiring a larger vote by law or under the organizational documents for the Trust or the Company are not affected by such quorum requirements.

Shareholder Liability.  Under the Maryland Code, Acquiring Fund shareholders have no personal liability as such for the Acquiring Fund's acts or obligations.

Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust.  However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, instrument or other undertaking issued or entered into or executed by, or on behalf of, the Fund, or the Trust's Trustees.  The Trust Agreement provides for indemnification out of the Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a Fund shareholder and not because of such shareholder's acts or omissions or some other reason.  Thus, the Fund considers the risk of a Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet its obligations.  The Trust Agreement also provides that the Trust, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

Liability and Indemnification of Board Members.  Under the Maryland Code, the Company's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Company is not liable to the Acquiring Fund or its shareholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated.  In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful).  Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund.  The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met.  A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Company is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification.  Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended.  No amendment or repeal of the provisions of the Company's Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

Under Massachusetts law, the Trust's Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties.  A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Trust is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification.  Officers, employees and agents of the Trust may be indemnified to the same extent as Trustees.

Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

The foregoing is only a summary of certain differences between the Acquiring Fund, the Company's Charter, the Company's By-Laws and the Maryland Code, and the Fund, the Trust's Trust Agreement, the Trust's By-Laws and Massachusetts law.  It is not a complete description of the differences, but only of material differences.  Shareholders desiring copies of the Company's Charter and By-Laws or the Trust's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention:  Legal Department.

REASONS FOR THE REORGANIZATION

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders, management recommended to the Trust's Board and to the Company's Board that the Fund be consolidated with the Acquiring Fund.  The Trust's Board and the Company's Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively.  In reaching this conclusion, the Trust's Board of Trustees determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a similar investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  The Trust's Board believes that the Reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund with a better performance record and, except for Class B shares, a lower net annual expense ratio than the Fund, without diluting such shareholders' interests.  As of February 28, 2011, the Fund had net assets of approximately $389 million and the Acquiring Fund had net assets of approximately $873 million.  By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management and Dreyfus should be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Company's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.  Increasing the Acquiring Fund's assets also benefits Dreyfus because such increase in assets can be expected to reduce the amount of fees and expenses, if any, Dreyfus is required to waive or reimburse to maintain the Acquiring Fund's net operating expenses at agreed upon levels.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others:  (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the net annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated expense ratios of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) the costs to be incurred by the Fund in connection with the Reorganization.

For the reasons described above, the Trust's Board and the Company's Board, each of which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization.  The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class A, Class B, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on November 16, 2011 or such other date as may be agreed upon by the parties (the "Closing Date").  The number of Class A, Class B, Class C and Class I shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets attributable to the corresponding class of shares of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described under the caption "Shareholder Guide—Buying and Selling Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards).  Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to holders of its Class A, Class B, Class C, Class I and Institutional shares of record, as of the close of business on the Closing Date, the Acquiring Fund Class A, Class B, Class C and Class I shares received by it in the Reorganization.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that holders of Institutional shares of the Fund will receive Class I shares of the Acquiring Fund.  After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Trust.  After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization.  The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration.  The obligations of the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund.

The total expenses of the Reorganization are expected to be approximately $165,000, which will be borne by the Fund.  In addition to use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  In addition, an outside firm may be retained to solicit proxies on behalf of the Trust's Board.  The cost of any such outside solicitation firm, which would be borne by the Fund, is estimated to be approximately $25,200, which amount is included in the estimated total expenses of the Reorganization listed above.  The Acquiring Fund will not bear any costs associated with the Reorganization.  The funds will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm.  If the Reorganization is not approved by Fund shareholders, the Trust's Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund's Investment Restrictions.  Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization.  The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund.  A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences.  The exchange of Fund assets for Acquiring Fund Class A, Class B, Class C and Class I shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C and Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class B, Class C and Class I shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class B, Class C and Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C and Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Class A, Class B, Class C and Class I shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund (with holders of Institutional shares of the Fund receiving Class I shares of the Acquiring Fund) in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class B, Class C, Class I and Institutional shares for Acquiring Fund Class A, Class B, Class C and Class I shares (with holders of Institutional shares of the Fund receiving Class I shares of the Acquiring Fund) pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class B, Class C and Class I shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class B, Class C and Class I shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.  Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards.  As of the Fund's fiscal year ended December 31, 2010, the Fund had unused capital loss carryforwards of approximately $76.7 million.  Different amounts of the capital loss carryforwards expire in different years.  Approximately $26.5 million of the Fund's capital loss carryforwards will expire on December 31, 2016 and approximately $50.2 million will expire on December 31, 2017, if unused prior to such dates.  While the Acquiring Fund will inherit the capital loss carryforwards (and possibly any unrealized built-in losses) of the Fund as a result of the Reorganization, the ability of the Acquiring Fund to utilize these capital loss carryforwards and tax attributes may be significantly limited by the operation of the tax loss limitation rules of the Code that are applicable in connection with the "ownership change" of the Fund.  In addition, capital losses arising in taxable years beginning after December 31, 2010 must be applied before capital loss carryforwards arising in prior years.  If the Reorganization is approved and consummated, the combination of these and other factors on the use of capital loss carryforwards may result in a portion of the capital loss carryforwards of the Fund expiring unused.  Even in the absence of the Reorganization, the Fund might not generate sufficient capital gains against which to utilize its capital loss carryforwards prior to the applicable expiration dates.

Sale of Portfolio Securities.  In connection with the Reorganization, certain of the portfolio securities currently held by the Fund may be sold before or after consummation of the Reorganization, subject to any restrictions imposed by the Code.  Any such disposition of portfolio securities may result in a capital gain or loss depending upon the specific securities being sold and the Fund's or the combined fund's ability to use any available capital loss carryforwards.  The transaction costs associated with repositioning the Fund's portfolio in connection with the Reorganization before and after consummation of the Reorganization would be borne by the Fund and the combined fund, respectively.  As of the date hereof, neither the Fund nor the combined fund is expected to recognize material capital gains or incur significant transaction costs as a result of repositioning the Fund's portfolio in connection with the Reorganization.  The Fund and the Acquiring Fund also may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.

Required Vote and Board's Recommendation

The Trust's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.  The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE TRUST'S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD
MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
"FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus, forming a part of the Company's Registration Statement on Form N-1A (File No. 33-51061).  Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus, forming a part of the Trust's Registration Statement on Form N-1A (File No. 33-43846).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission.  Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549.  Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com.  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals.  An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNYM"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund.  In determining whether to adjourn the Meeting, the following factors may be considered:  the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.  A quorum is constituted for the Fund by the presence in person or by proxy of the holders of a majority of the Fund's outstanding shares entitled to vote at the Meeting.

The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

As of March 31, 2011, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the indicated class of the Fund's outstanding voting shares:

	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization

Class A Shares
National Financial Services 82 Devonshire Street Boston, MA 02109-3605	5.2078%	1.7632%

Class B Shares
National Financial Services 82 Devonshire Street Boston, MA 02109-3605	25.9775%	5.5991%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.7576%	2.1031%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	7.5598%	1.6294%

Class C Shares
MG Trust Company Cust. FBO V.L.S. Systems Inc. 700 17th Street, Suite 300 Denver, CO 80202-3531	27.6927%	3.3509%

Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	10.4868%	1.2689%

Ansuya Kalra MD PA Profit Sharing 3842 South Lake Drive Boynton Beach, FL 33435-8544	9.5961%	1.1612%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	8.3550%	1.0110%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.8082%	0.9448%

Class I Shares
Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	29.3603%	0.1901%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	22.6488%	0.1466%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	21.8747%	0.1416%

The Bank of New York Mellon Cust FBO Mark Petersson Under SEP IRA Plan 167 Spring Street New York, NY 10012-3842	12.5549%	0.0813%

Institutional Shares
National Financial Services 82 Devonshire Street Boston, MA 02109-3605	8.2358%	1.5267%

The Bank of New York Mellon Cust FBO James K. Crain Under SEP IRA P.O. Box 427 Cuero, TX 77954-0427	5.4160%	1.0040%

As of March 31, 2011, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the indicated class of the Acquiring Fund's outstanding voting shares:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class A Shares
American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	13.2997%	8.7967%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	9.2640%	6.1274%

UMB Bank NA SFR FBO Fiduciary for Tax Deferred Accounts One Security Benefit Place Topeka, KS 66636-1000	8.3128%	5.4983%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.2526%	5.4585%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	5.3821%	3.5598%

Class B Shares
American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	14.4192%	11.3113%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.1506%	10.3162%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	10.3506%	8.1197%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.4970%	4.3122%

Class C Shares
Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	21.3631%	18.7781%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	9.3584%	8.2260%

Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	8.4711%	7.4461%

Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	8.3756%	7.3621%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	8.1921%	7.2008%

UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	7.9334%	6.9734%

Class I Shares
First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	15.2786%	12.3475%

LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	13.2458%	10.7047%

Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	11.9251%	9.6374%

Counsel Trust DBA MATC FBO W. Caslon & Company Inc. 401(k) Profit Sharing Plan & Trust 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	9.9388%	8.0321%

PIMS/Prudential Retirement as Nominee for the Trustee/Cust Brookhaven Memorial Hospital 101 Hospital Road East Patchogue, NY 11772-4870	6.1775%	4.9924%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of March 31, 2011, Board members and officers of the Trust and the Company, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended December 31, 2010 and the audited financial statements of the Acquiring Fund for its fiscal year ended August 31, 2010 have been incorporated herein by reference in reliance upon the respective reports of KPMG LLP, independent registered public accounting firm for the Fund, and Ernst & Young LLP, independent registered public accounting firm for the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Trust's Board members are not aware of any other matters that may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-5263, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of April 12, 2011 (the "Agreement"), between THE DREYFUS/LAUREL FUNDS TRUST (the "Trust"), a Massachusetts business trust, on behalf of DREYFUS CORE VALUE FUND (the "Fund"), and ADVANTAGE FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS STRATEGIC VALUE FUND (the "Acquiring Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A, Class B, Class C and Class I shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a series of the Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest and common stock, respectively;

WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1           Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2           The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3           The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4           Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5           The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6           As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Class A, Class B, Class C, Class I and Institutional shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares, except that holders of Institutional shares of the Fund will receive Class I shares of the Acquiring Fund, received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the Commonwealth of Massachusetts and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8           Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9           Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10           As soon as practicable after the Closing Date, the Trust shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1           The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Company's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2           The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Company's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4           All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1           The Closing Date shall be November 16, 2011, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2           The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3           If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4           The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund's transfer agent shall issue and deliver to the Trust's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5           At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6           If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1           The Trust, on behalf of the Fund, represents and warrants to the Company, on behalf of the Acquiring Fund, as follows:

(a)           The Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.

(b)           The Trust is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)           The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust's Trust Agreement") or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound.

(e)           The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g)           No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h)           The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended December 31, 2010 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i)           Since December 31, 2010, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j)           At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k)           For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l)           All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m)           On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)           The information to be furnished by the Trust, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)           The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Trust and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Trust and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2           The Company, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Fund, as follows:

(a)           The Acquiring Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b)           The Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)           The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)           No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g)           The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended August 31, 2010 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h)           Since August 31, 2010, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i)           At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j)           For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k)           All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m)           The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Trust.

(n)           No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o)           The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE COMPANY AND THE TRUST, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1           The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2           The Trust will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4           As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.

5.5           The Trust, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7           The Trust, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8           As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1           All representations and warranties of the Trust, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2           The Trust shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer.

6.3           The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Trust's name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2           The Company shall have delivered to the Fund on the Closing Date a certificate executed in the Company's name by the Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Trust Agreement and the 1940 Act.

8.2           On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.6           The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)           The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1           This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2           If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Trust or the Company, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3           Each party acknowledges that the Fund shall bear all expenses directly incurred in connection with the Reorganization.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Trust or of the Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1           None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2           This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3           This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4           This Agreement may be amended only by a signed writing between the parties.

11.5           This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7           It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Company or the Trust, or shareholders, nominees, agents, or employees of the Acquiring Fund or the Fund personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be, as provided in the Company's Charter or the Trust's Trust Agreement; a copy of the Trust's Trust Agreement is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust's principal offices.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be.

IN WITNESS WHEREOF, the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE DREYFUS/LAUREL FUNDS TRUST, on behalf of Dreyfus Core Value Fund

By:
Bradley J. Skapyak,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

ADVANTAGE FUNDS, INC., on behalf of Dreyfus Strategic Value Fund

By:
Bradley J. Skapyak,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

EXHIBIT B

DESCRIPTION OF THE COMPANY'S BOARD MEMBERS

Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships for the past five years, are shown below.1

Name (Age) Position with Acquiring Company (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino (67) Chairman of the Board (1995)	Corporate Director and Trustee	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 – 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 – 2009)

Peggy C. Davis (68) Board Member (2006)	Shad Professor of Law, New York University School of Law	N/A

David P. Feldman (71) Board Member (1996)	Corporate Director and Trustee	BBH Mutual Funds Group (4 registered mutual funds), Director (1992 – present)

QMed, Inc., a healthcare company, Director (1999 – 2007)

Ehud Houminer (71) Board Member (1993)	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet, Inc., an electronics distributor, Director (1993 – present)

Dr. Martin Peretz (71) Board Member (2006)	Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously Editor-in-Chief, 1974-2010) Director of TheStreet.com, a financial information service on the web	N/A

Each Board member of the Company, as is the case with each Board member of the Trust, has been a Board member of other Dreyfus mutual funds for over 10 years.  Additional information about each Board member of the Company follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each such Board member possesses which the Board of the Company believes has prepared them to be effective Board members.  The Board of the Company believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board of the Company, as does the Board of the Trust, believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of the Company believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the nominating committee of the Board of the Company contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members of the Company are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Dreyfus, and also may benefit from information provided by Dreyfus' counsel.  The Board of the Company and its committees have the ability to engage other experts as appropriate.  The Company's Board evaluates its performance on an annual basis.

•
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director.  He ceased being an employee or director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of The Muscular Dystrophy Association.

•
Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law as a writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training.  Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York.  Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors.  Ms. Davis also has served as Chair of the Board of the Russell Sage Foundation.

•
David P. Feldman – Mr. Feldman is the former Chairman and Chief Executive Officer of AT&T Investment Management Corp., from which he retired in 1997, where he was responsible for $70 billion in pension assets.  Mr. Feldman has served as Chairman of the Financial Executives Institute's Committee on Investment of Employee Benefits Assets.  Mr. Feldman currently serves as a member of the Pension Managers Advisory Committee of the NYSE.

•
Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers.  Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.).  Mr. Houminer is Chairman of the Business School Board and a Trustee of Ben Gurion University.

•
Dr. Martin Peretz – Dr. Peretz is Editor-in-Chief Emeritus of The New Republic and was Editor-in-Chief from 1974 until 2010.  Dr. Peretz is also the co-founder and a director of TheStreet.com.  Previously, Dr. Peretz was a member of the faculty of Harvard University from 1966 through 2002.  He currently serves on the boards of a number of significant non-profit organizations.

1 None of the Board members are "interested persons" of the Company, as defined in the 1940 Act.

DREYFUS CORE VALUE FUND

The undersigned shareholder of Dreyfus Core Value Fund (the "Fund"), a series of The Dreyfus/Laurel Funds Trust (the "Trust"), hereby appoints Jeff Prusnofsky and Joseph M. Chioffi, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on May 18, 2011 at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 10:00 a.m., on Thursday, August 11, 2011, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY  11735
THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)	Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail

1)	Read the Prospectus/Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREYFUS CORE VALUE FUND

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Strategic Value Fund (the "Acquiring Fund"), in exchange solely for Class A, Class B, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A, Class B, Class C and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A, Class B, Class C, Class I and Institutional shares, with holders of Institutional shares receiving Class I shares of the Acquiring Fund, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX) Date	Signature (Joint Owners)	Date

Subject to Completion, dated April 21, 2011

STATEMENT OF ADDITIONAL INFORMATION
MAY __, 2011
Acquisition of the Assets of
DREYFUS CORE VALUE FUND (A Series of The Dreyfus/Laurel Funds Trust)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-554-4611
By and in Exchange for Class A, B, C and I Shares of
DREYFUS STRATEGIC VALUE FUND (A Series of Advantage Funds, Inc.)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-554-4611

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated May __, 2011 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Core Value Fund (the "Fund"), a series of The Dreyfus/Laurel Funds Trust (the "Trust"), in exchange solely for Class A, Class B, Class C and Class I shares of Dreyfus Strategic Value Fund (the "Acquiring Fund"), a series of Advantage Funds, Inc. (the "Company").  The transfer is to occur pursuant to an Agreement and Plan of Reorganization.  This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated January 1, 2011.
2.	The Acquiring Fund's Annual Report for the fiscal year ended August 31, 2010.
3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended February 28, 2011.
4.	The Fund's Statement of Additional Information dated May 1, 2011.
5.	The Fund's Annual Report for the fiscal year ended December 31, 2010.
6.	Pro forma financial statements for the combined Fund and Acquiring Fund as of February 28, 2011.

The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report, and the Fund's Annual Report, are incorporated herein by reference.  The Prospectus/Proxy Statement dated May __, 2011 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information dated January 1, 2011 is incorporated herein by reference to the Company's Post-Effective Amendment No. 94 to its Registration Statement on Form N-1A, filed on December 29, 2010 (File No. 33-51061).  The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report for its fiscal year ended August 31, 2010, filed November 1, 2010.

The Fund's Statement of Additional Information dated May 1, 2011 is incorporated herein by reference to the Trust's Post-Effective Amendment No. [164] to its Registration Statement on Form N-1A, filed on April [30], 2011 (File No. 33-43846).  The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended December 31, 2010, filed March 2, 2011.

Dreyfus Strategic Value Fund
PRO FORMA STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

	Dreyfus Strategic Value Fund		Dreyfus Core Value Fund		Dreyfus Large Cap Value Fund		Dreyfus Strategic Value Fund Pro Forma Combined (*)		Dreyfus Strategic Value Fund	Dreyfus Core Value Fund	Dreyfus Large Cap Value Fund	Adjustments		Dreyfus Strategic Value Fund Pro Forma Combined (*)

Common Stocks--99.3%	Shares								Value ($)
Consumer Discretionary--15.8%
Carnival	262,221		105,250		22,600		390,071		11,188,927	4,491,018	964,342			16,644,287
CBS, Cl. B	313,740	a	138,470		30,950		483,160		7,485,836	3,303,894	738,467			11,528,197
General Motors	125,594		56,824		12,503		194,921		4,211,167	1,905,309	419,226			6,535,702
Guess?	120,020		53,140		12,000		185,160		5,435,706	2,406,711	543,480			8,385,897
Home Depot	324,620		142,700		31,270		498,590		12,163,511	5,346,969	1,171,687			18,682,167
Johnson Controls	304,650		136,440		30,230		471,320		12,429,720	5,566,752	1,233,384			19,229,856
Newell Rubbermaid	239,180	a	105,020		23,260		367,460		4,625,741	2,031,087	449,848			7,106,676
News, Cl. A	447,960		210,310		45,130		703,400		7,781,065	3,653,085	783,908			12,218,058
NVR	4,640	a,b					4,640		3,377,270					3,377,270
Omnicom Group	551,790		243,580	a	53,380		848,750		28,086,111	12,398,222	2,717,042			43,201,375
Stanley Black & Decker	56,370		25,530		5,610		87,510		4,274,537	1,935,940	425,406			6,635,883
Staples	174,930		76,190	a	16,480		267,600		3,726,009	1,622,847	351,024			5,699,880
Time Warner	359,960	a	161,136		35,650		556,746		13,750,472	6,155,395	1,361,830			21,267,697
Toll Brothers	187,330	a,b					187,330		3,982,636					3,982,636
Viacom, Cl. B	149,310		66,910		14,800		231,020		6,668,185	2,988,201	660,968			10,317,354
Walt Disney	308,910		90,910		19,910		419,730		13,511,723	3,976,403	870,863			18,358,989
									142,698,616	57,781,833	12,691,475			213,171,924
Consumer Staples--6.0%
CVS Caremark	348,600		156,540		35,340		540,480		11,524,716	5,175,212	1,168,341			17,868,269
Dr. Pepper Snapple Group	261,980		115,240		25,380		402,600		9,446,999	4,155,554	915,203			14,517,756
Energizer Holdings	156,470	b	70,850	b	15,580	b	242,900		10,456,890	4,734,906	1,041,211			16,233,007
PepsiCo	271,260		120,630		26,500		418,390		17,203,309	7,650,355	1,680,630			26,534,294
Walgreen	103,450		45,930		10,430		159,810		4,483,523	1,990,606	452,036			6,926,165
									53,115,437	23,706,633	5,257,421			82,079,491
Energy--17.5%
Alpha Natural Resources	79,110	a,b	34,170	a,b	7,560	a,b	120,840		4,289,344	1,852,697	409,903			6,551,944
Anadarko Petroleum	185,340		83,230		18,760		287,330		15,166,372	6,810,711	1,535,131			23,512,214
Cameron International	145,316	b	67,840	b	14,870	b	228,026		8,592,535	4,011,379	879,263			13,483,177
EOG Resources	156,920	a	71,930		15,760	a	244,610		17,623,685	8,078,458	1,770,006			27,472,149
Exxon Mobil	204,190		91,690		20,300		316,180		17,464,371	7,842,246	1,736,259			27,042,876
Occidental Petroleum	406,540		179,340		39,190		625,070		41,454,884	18,287,300	3,996,204			63,738,388
Peabody Energy	66,460		28,900		6,330		101,690		4,352,465	1,892,661	414,552			6,659,678
QEP Resources	201,010		88,880		19,700		309,590		7,949,946	3,515,204	779,135			12,244,285
Schlumberger	387,590		172,030		37,720		597,340		36,208,658	16,071,043	3,523,802			55,803,503
									153,102,260	68,361,699	15,044,255			236,508,214
Exchange Traded Funds--0.4%
iShares Russell 1000 Value Index Fund			56,960		13,960	a	70,920			3,918,278	960,308			4,878,586

Financial--26.1%
American Express	89,670		43,170		9,350		142,190		3,906,922	1,880,917	407,380			6,195,219
Ameriprise Financial	191,520		89,330		18,910		299,760		12,127,047	5,656,376	1,197,381			18,980,804
AON	187,320		83,520		18,480		289,320		9,860,525	4,396,493	972,787			15,229,805
Bank of America	1,358,490		601,086		130,670		2,090,246		19,412,822	8,589,519	1,867,274			29,869,615
Capital One Financial	126,390		56,000		12,280		194,670		6,290,430	2,787,120	611,176			9,688,726
Citigroup	2,630,350	b	1,169,760	b	260,860	b	4,060,970		12,310,038	5,474,477	1,220,825			19,005,340
Comerica	269,690	a	123,830	a	27,150	a	420,670		10,490,941	4,816,987	1,056,135			16,364,063
Genworth Financial, Cl. A	505,440	b	225,020	b	49,440	b	779,900		6,686,971	2,977,015	654,091			10,318,077
Goldman Sachs Group	92,100		41,830		9,160		143,090		15,084,138	6,850,917	1,500,225			23,435,280
JPMorgan Chase & Co.	776,518		352,580		74,580		1,203,678		36,255,625	16,461,960	3,482,140			56,199,725
Marsh & McLennan	302,480		131,200		29,060		462,740		9,207,491	3,993,728	884,586			14,085,805
MetLife	341,979		147,820		31,120		520,919		16,196,123	7,000,755	1,473,843			24,670,721
Moody's	146,510	a	65,600	a	14,810	a	226,920		4,673,669	2,092,640	472,439			7,238,748
Morgan Stanley	283,030		135,590		27,790		446,410		8,400,330	4,024,311	824,807			13,249,448
PNC Financial Services Group	93,620		38,260		8,350		140,230		5,776,354	2,360,642	515,195			8,652,191
Prudential Financial	139,500		62,780		13,670		215,950		9,183,285	4,132,807	899,896			14,215,988
SunTrust Banks	320,470		121,210	a	26,540	a	468,220		9,668,580	3,656,906	800,712			14,126,198
TD Ameritrade Holding	333,720		138,330	a	30,920	a	502,970		7,275,096	3,015,594	674,056			10,964,746
Wells Fargo & Co.	786,250		341,270		73,350		1,200,870		25,364,425	11,009,370	2,366,271			38,740,066
									228,170,812	101,178,534	21,881,219			351,230,565
Health Care--10.9%
Amgen	101,570	b	44,490	b	9,480	b	155,540		5,213,588	2,283,672	486,609			7,983,869
Baxter International	71,880						71,880		3,820,422					3,820,422
CIGNA	157,940		72,490		15,900		246,330		6,644,536	3,049,654	668,913			10,363,103
Covidien			36,550		7,660		44,210			1,880,498	394,107			2,274,605
McKesson	139,120		63,520		14,270		216,910		11,029,434	5,035,866	1,131,326			17,196,626
Merck & Co.	445,840		197,140		42,880		685,860		14,521,009	6,420,850	1,396,602			22,338,461
Pfizer	1,593,570		681,030		148,100		2,422,700		30,660,287	13,103,017	2,849,444			46,612,748
Thermo Fisher Scientific	108,290	b	48,260	b	10,910	b	167,460		6,044,748	2,693,873	608,996			9,347,617
UnitedHealth Group	231,920		113,004		24,750		369,674		9,875,154	4,811,710	1,053,855			15,740,719
Universal Health Services, Cl. B	92,800		43,240		9,580		145,620		4,241,888	1,976,500	437,902			6,656,290
Zimmer Holdings	70,130	a,b					70,130		4,371,904					4,371,904
									96,422,970	41,255,640	9,027,754			146,706,364
Industrial--10.7%
Caterpillar	83,060		38,690		8,570		130,320		8,549,366	3,982,362	882,110			13,413,838
Cooper Industries			29,380		6,440		35,820			1,890,603	414,414			2,305,017
Dover	195,390		88,260		19,150		302,800		12,553,808	5,670,705	1,230,388			19,454,901
Eaton	56,860		26,460		5,870		89,190		6,298,951	2,931,239	650,279			9,880,469
General Electric	1,286,580		559,810		124,000		1,970,390		26,915,254	11,711,225	2,594,080			41,220,559
Honeywell International	75,860		33,040		7,240		116,140		4,393,053	1,913,346	419,268			6,725,667
Hubbell, Cl. B	65,170						65,170		4,399,627					4,399,627
Owens Corning	125,960	a,b					125,960		4,500,551					4,500,551
Pitney Bowes	331,936	a	148,130	a	32,430	a	512,496		8,358,148	3,729,913	816,587			12,904,648
Thomas & Betts	80,560	b	38,620	b	8,560	b	127,740		4,462,218	2,139,162	474,138			7,075,518
Union Pacific	88,180		39,490		8,660		136,330		8,413,254	3,767,741	826,251			13,007,246
United Technologies	72,530		34,600		7,550		114,680		6,059,156	2,890,484	630,727			9,580,367
									94,903,386	40,626,780	8,938,242			144,468,408
Information Technology--7.6%
AOL	275,506	b	120,058	b	26,326	b	421,890		5,749,810	2,505,610	549,424			8,804,844
BMC Software	216,060	b	95,240	b	21,090	b	332,390		10,694,970	4,714,380	1,043,955			16,453,305
Cisco Systems	227,180	b	101,020	b	22,200	b	350,400		4,216,461	1,874,931	412,032			6,503,424
Corning	185,290		81,930		18,150		285,370		4,272,787	1,889,306	418,539			6,580,632
eBay	131,410	b	57,480	b	12,970	b	201,860		4,402,892	1,925,867	434,560			6,763,319
Oracle	263,810		117,200		25,750		406,760		8,679,349	3,855,880	847,175			13,382,404
QUALCOMM	382,740		169,440		37,150		589,330		22,803,649	10,095,235	2,213,397			35,112,281
Teradata	115,690	b	50,460	b	11,550	b	177,700		5,532,296	2,412,997	552,321			8,497,614
									66,352,214	29,274,206	6,471,403			102,097,823
Materials--3.1%
Air Products & Chemicals	45,790		20,230		4,320		70,340		4,212,680	1,861,160	397,440			6,471,280
Celanese, Ser. A	101,140		44,210		9,930		155,280		4,192,253	1,832,504	411,599			6,436,356
Dow Chemical	227,560		102,580		23,070		353,210		8,456,130	3,811,873	857,281			13,125,284
Freeport-McMoRan Copper & Gold	78,280		35,080		7,700		121,060		4,144,926	1,857,486	407,715			6,410,127
United States Steel	100,140	a	44,830	a	9,900	a	154,870		5,757,049	2,577,277	569,151			8,903,477
									26,763,038	11,940,300	2,643,186			41,346,524
Telecommunication Services--0.7%
Vodafone Group, ADR			267,650	a	58,960		326,610			7,660,143	1,687,435			9,347,578

Utilities--.5%
NextEra Energy	77,090		34,800		8,060		119,950		4,276,182	1,930,356	447,088			6,653,626

Total Common Stocks
(cost $713,566,842, $326,861,339, $81,173,481 and $1,121,601,662, respectively)									865,804,915	387,634,402	85,049,786			1,338,489,103

Other Investment--0.8%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $6,678,000, $3,800,000, $718,000 and $11,196,000, respectively)	6,678,000	c	3,800,000	c	718,000	c	11,196,000		6,678,000	3,800,000	718,000			11,196,000

Investment of Cash Collateral for
Securities Loaned--6.0%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund	48,862,096	c	27,446,548	c	4,333,064	c	80,641,708		48,862,096	27,446,548	4,333,064			80,641,708
(cost $48,862,096, $27,446,548, $4,333,064 and $80,641,708, respectively)

Total Investments (cost $769,106,938, $358,107,887, $86,224,545 and $1,213,439,370, respectively)							106.1%		921,345,011	418,880,950	90,100,850			1,430,326,811
Liabilities, Less Cash and Receivables							(6.1%	)	(48,454,034)	(29,623,247)	(4,407,244)	(260,000)	**	(82,744,525)
Net Assets							100.0%		872,890,977	389,257,703	85,693,606	(260,000)	**	1,347,582,286

ADR - American Depository Receipts

a	Security, or portion thereof, on loan. At February 28, 2011, the total value of securities on loan is $45,763,573, $26,648,336, $4,245,063 and $76,956,972, respectively and the total value of the collateral held by the funds is $48,862,096, $27,446,548, $4,333,064 and $80,641,708, respectively.

b	Non-income producing security.
c	Investment in affiliated money market mutual fund.

* As of 2/28/2011, all of the securities held by Dreyfus Core Value Fund and Dreyfus Large Cap Value Fund comport with the investment strategies and restrictions of Dreyfus Strategic Value Fund and management does not anticipate having to dispose of any securities as a result of the mergers.
** Adjustment for estimated merger related costs.

See notes to unaudited pro forma financial statements.

	Dreyfus Strategic Value Fund
	Pro Forma Statement of Assets and Liabilities (Unaudited)
February 28, 2011
		Dreyfus Strategic Value Fund	Dreyfus Core Value Fund	Dreyfus Large Cap Value Fund	Adjustments		Dreyfus Strategic Value Fund Pro Forma Combined (Note 1)
ASSETS:	Investments in securities, at value - See Statement
	of Investments *
	Unaffiliated issuers	$865,804,915	$387,634,402	$85,049,786			$1,338,489,103
	Affiliated issuers	55,540,096	31,246,548	5,051,064			91,837,708
	Receivable for investment securities sold	9,572,460	2,852,203	964,089			13,388,752
	Dividends and interest receivable	1,374,610	639,296	140,283			2,154,189
	Receivable for shares of Common Stock subscribed	6,394,716	6,577	-			6,401,293
	Prepaid expenses	278,922	-	22,373			301,295

	Total Assets	938,965,719	422,379,026	91,227,595			1,452,572,340

LIABILITIES:	Due to the Dreyfus Corporation and affiliates	587,936	346,253	51,372			985,561
	Cash overdraft due to Custodian	723,464	230,393	11,255			965,112
	Liability for securities on loan	48,862,096	27,446,548	4,333,064			80,641,708
	Payable for investment securities purchased	14,390,187	5,058,334	1,087,980			20,536,501
	Payable for shares of Common Stock redeemed	1,231,458	39,360	-			1,270,818
	Accrued expenses	279,601	435	50,318	$260,000	(a)	590,354

	Total Liabilities	66,074,742	33,121,323	5,533,989	260,000		104,990,054

NET ASSETS		$872,890,977	$389,257,703	$85,693,606	$(260,000)		$1,347,582,286

REPRESENTED BY:	Paid-in capital	$812,858,816	$390,842,894	$118,937,068			$1,322,638,778
	Accumulated undistributed investment income - net	699,937	126,833	79,404	(260,000	) (a)	646,174
	Accumulated net realized gain (loss) on investments	(92,905,849)	(62,485,087)	(37,199,171)			(192,590,107)
	Accumulated net unrealized appreciation (depreciation)
	on investments	152,238,073	60,773,063	3,876,305			216,887,441

NET ASSETS		$872,890,977	$389,257,703	$85,693,606	$(260,000)		$1,347,582,286

Dreyfus Strategic Value Fund, Class A shares (300 million shares of $.001 par value Common Stock authorized)
	Net Assets	$683,461,347			$350,770,872	(b)	$1,034,232,219
	Shares outstanding	22,522,335			11,555,421	(b)	34,077,756
	Net asset value, and redemption
	price per share	$30.35					$30.35
	Maximum offering price per share (net asset value
	plus maximum sales charge)	$32.20					$32.20

Dreyfus Strategic Value Fund, Class B shares (100 million shares of $.001 par value Common Stock authorized)
	Net Assets	$3,605,110			$989,986	(b)	$4,595,096
	Shares outstanding	123,996			34,069	(b)	$158,065
	Net asset value, and redemption
	price per share	$29.07					$29.07

Dreyfus Strategic Value Fund, Class C shares (100 million shares of $.001 par value Common Stock authorized)
	Net Assets	$59,890,137			$8,293,957	(b)	$68,184,094
	Shares outstanding	2,061,358			285,531	(b)	$2,346,889
	Net asset value, and redemption
	price per share	$29.05					$29.05

Dreyfus Strategic Value Fund, Class I shares (100 million shares of $.001 par value Common Stock authorized)
	Net Assets	$125,934,383			$114,636,494	(b)	$240,570,877
	Shares outstanding	4,150,492			3,777,691	(b)	$7,928,183
	Net asset value, and redemption
	price per share	$30.34					$30.34

Dreyfus Core Value Fund, Class A shares (unlimited number of shares of Beneficial Interest authorized)
	Net Assets		$350,117,029
	Shares outstanding		13,447,549
	Net asset value, and redemption
	price per share		$26.04
	Maximum offering price per share (net asset value
	plus maximum sales charge)		$27.63

Dreyfus Core Value Fund, Class B shares (unlimited number of shares of Beneficial Interest authorized)
	Net Assets		$990,406
	Shares outstanding		38,884
	Net asset value, and redemption
	price per share		$25.47

Dreyfus Core Value Fund, Class C shares (unlimited number of shares of Beneficial Interest authorized)
	Net Assets		$8,246,301
	Shares outstanding		324,037
	Net asset value, and redemption
	price per share		$25.45

Dreyfus Core Value Fund, Class I shares (unlimited number of shares of Beneficial Interest authorized)
	Net Assets		$1,009,447
	Shares outstanding		38,757
	Net asset value, and redemption
	price per share		$26.05

Dreyfus Core Value Fund, Institutional shares (unlimited number of shares of Beneficial Interest authorized)
	Net Assets		$28,894,520
	Shares outstanding		1,110,060
	Net asset value, and redemption
	price per share		$26.03

Dreyfus Large Cap Value Fund, Class A shares (100 million shares of $.001 par value Common Stock authorized)
	Net Assets			$803,142
	Shares outstanding			89,189
	Net asset value, and redemption
	price per share			$9.00
	Maximum offering price per share (net asset value
	plus maximum sales charge)			$9.55

Dreyfus Large Cap Value Fund, Class C shares (50 million shares of $.001 par value Common Stock authorized)
	Net Assets			$51,208
	Shares outstanding			5,757
	Net asset value, and redemption
	price per share			$8.89

Dreyfus Large Cap Value Fund, Class I shares (100 million shares of $.001 par value Common Stock authorized)
	Net Assets			$84,839,256
	Shares outstanding			9,413,617
	Net asset value, and redemption
	price per share			$9.01

	* Investments in securities, at cost
	Unaffiliated issuers	$713,566,842	$326,861,339	$81,173,481			$1,121,601,662
	Affiliated issuers	$55,540,096	$31,246,548	$5,051,064			$91,837,708
	Market value of securities on loan	$45,763,573	$26,648,336	$4,245,063			$76,656,972

	(a) Adjustment for estimated merger related costs.
(b) Adjustment to reflect the exchange of shares outstanding from Dreyfus Core Value Fund and Dreyfus Large Cap Value Fund to Dreyfus Strategic Value Fund.

See notes to unaudited pro forma financial statements.

	Dreyfus Strategic Value Fund
	Pro Forma Statement of Operations (Unaudited)
	Twelve months ended February 28, 2011
		Dreyfus Strategic Value Fund	Dreyfus Core Value Fund	Dreyfus Large Cap Value Fund	Adjustments		Dreyfus Strategic Value Fund Pro Forma Combined (Note 1)

	INVESTMENT INCOME:

INCOME:	Cash Dividends (net of $9,307 and $2,442 foreign taxes withheld,
	for Dreyfus Core Value Fund and Dreyfus Large Cap Value Fund,
	respectively):
	Unaffiliated issuers	$12,542,182	$7,129,802	$1,829,713			$21,501,697
	Affiliated issuers	7,033	2,392	381			9,806
	Income from securities lending	8,150	3,558	1,798			13,506
	Interest	-	205	-			205
	Total Income	12,557,365	7,135,957	1,831,892			21,525,214

EXPENSES:	Management fee	5,522,254	3,227,470	641,481	$(492,092)	(a)	8,899,113
	Shareholder servicing costs	2,970,150	22,680	6,692	100,000	(a)	3,099,522
	Distribution fees	427,168	912,945	234			1,340,347
	Registration fees	74,753	-	24,133	(23,750)	(a)	75,136
	Custodian fees	63,639	-	16,866	10,000	(a)	90,505
	Professional fees	56,162	-	36,146	(42,250)	(a)	50,058
	Prospectus and shareholders' reports	45,168	-	6,504	31,250	(a)	82,922
	Directors' fees and expenses	40,963	-	10,666	3,500	(a)	55,129
	Loan commitment fees	11,512	529	1,403			13,444
	Interest expense	4,713		1,709			6,422
	Miscellaneous	42,008	-	15,039	(7,000)	(a)	50,047
	Total Expenses	9,258,490	4,163,624	760,873	(420,342)		13,762,645

	Less - reduction in management fee
	due to undertaking	(1,791,297)	-	(21,078)	(705,830)	(a)	(2,518,205)
	Less - reduction in custody fees due to earnings credits	-	-	(24)	-		(24)
	Net Expenses	7,467,193	4,163,624	739,771	(1,126,172)		11,244,416

	INVESTMENT INCOME - NET	5,090,172	2,972,333	1,092,121	1,126,172		10,280,798

	REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments	70,510,250	29,022,169	(113,033)			99,419,386
	Net unrealized appreciation (depreciation) on investments	79,224,846	36,596,442	16,109,086			131,930,374

	NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	149,735,096	65,618,611	15,996,053			231,349,760

	NET INCREASE IN NET ASSETS RESULTING
	FROM OPERATIONS ($):	$154,825,268	$68,590,944	$17,088,174	$1,126,172		$241,630,558

(a) Reflects the adjustment of expenses to be commensurate with those of the combined fund.

See notes to unaudited pro forma financial statements.

Dreyfus Strategic Value Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Basis of Combination:

At a meeting held on April 7, 2011, the Board of Directors of Advantage Funds, Inc., on behalf of Dreyfus Strategic Value Fund (the "Acquiring Fund"), and at separate meetings held on April 12, 2011, the Board of Directors of Dreyfus Premier Investment Funds, Inc., on behalf of Dreyfus Large Cap Value Fund, and the Board of Trustees of The Dreyfus/Laurel Funds Trust, on behalf of Dreyfus Core Value Fund (Dreyfus Large Cap Value Fund and Dreyfus Core Value Fund may be referred to herein individually as a "Fund" and collectively as the "Funds"), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by shareholders of the respective Fund, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A, Class B (with respect to Dreyfus Core Value Fund only), Class C and Class I shares of the Acquiring Fund (with holders of Institutional shares of Dreyfus Core Value Fund to receive Class I shares of the Acquiring Fund) equal in value to the assets less liabilities of the respective Fund (each, an "Exchange").  The Acquiring Fund shares will then be distributed to the respective Fund's shareholders on a pro rata basis in liquidation of the Funds.  Shareholders of each Fund will receive shares of the corresponding class of the Acquiring Fund (with holders of Institutional shares of Dreyfus Core Value Fund to receive Class I shares of the Acquiring Fund) in the respective Exchange.

Each Exchange will be accounted for as a tax-free merger of investment companies.  The unaudited pro forma statements of investments and assets and liabilities reflect the financial position of the Acquiring Fund and the Funds on February 28, 2011.  The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Funds for the twelve months ended February 28, 2011.  These pro forma financial statements reflect the financial position and the results of operations assuming each Fund's shareholders approved the relevant Exchange as of March 1, 2010.  Each Fund Exchange will be voted on separately by the respective Fund's shareholders and is not conditional upon shareholders approving the other Fund Exchange or on any other Exchange approvals.  These pro forma financial statements have been derived from each Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States ("GAAP").  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for prior periods will not be restated.  The fiscal year end is August 31 for the Acquiring Fund and December 31 for Dreyfus Large Cap Value Fund and Dreyfus Core Value Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part.  The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had each Exchange occurred on February 28, 2011.  The pro forma financial statements were prepared in accordance with GAAP, which may require the use of management estimates and assumptions.  Actual results could differ from those estimates.  Following the relevant Exchange, the Acquiring Fund will be the accounting survivor.

The funds enter into contracts that contain a variety of indemnifications.  The funds' maximum exposure under these arrangements is unknown.  The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2—Portfolio Valuation:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price.  Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes.  Bid price is used when no asked price is available.  Registered investment companies that are not traded on an exchange are valued at their net asset value.  When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board.  Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts.  For other securities that are fair valued by the Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).  GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.  This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.  GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund's investments relating to fair value measurements.  These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

All of the investments in each fund are considered Level 1 at February 28, 2011.

NOTE 3—Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of each class of shares of the respective Fund on February 28, 2011 by the net asset value per share of the corresponding class of the Acquiring Fund on February 28, 2011.

NOTE 4—Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if each Exchange had taken place on March 1, 2010.  Merger related costs of approximately $95,000 and $165,000 will be borne by the Large Cap Value Fund and the Core Value Fund, respectively.

NOTE 5—Federal Income Taxes:

Each fund has qualified as a "regulated investment company" under the Internal Revenue Code.  After each Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes.  The tax cost of investments will remain unchanged for the combined entity.

NOTE 6—Bank Line of Credit:

The Acquiring Fund and the Funds participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a "Facility"), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions.  In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility.  Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

DREYFUS LARGE CAP VALUE FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York  10166

Dear Shareholder:

As a shareholder of Dreyfus Large Cap Value Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Strategic Value Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities.  The Fund is a series of Dreyfus Premier Investment Funds, Inc. (the "Company").  The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund.

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders.  As a result of the review, management recommended to the Company's Board that the Fund be consolidated with the Acquiring Fund.  If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund.  Management believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund.  The Acquiring Fund, like the Fund, focuses on value stocks.  In addition, the Acquiring Fund has a better performance record and a lower net annual expense ratio than the Fund.  Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

After careful review, the Company's Board of Directors has unanimously approved the proposed reorganization.  The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund that has a better performance record and a lower net annual expense ratio than the Fund.  The Company's Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.  By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote.  If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely,

Bradley J. Skapyak President Advantage Funds, Inc.

May __, 2011

TRANSFER OF THE ASSETS OF
DREYFUS LARGE CAP VALUE FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS STRATEGIC VALUE FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS LARGE CAP VALUE FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Strategic Value Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about November 21, 2011 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Large Cap Value Fund (the "Fund").  You will receive Class A, Class C or Class I shares of the Acquiring Fund corresponding to your Class A, Class C or Class I shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date.  The Fund will then cease operations and will be terminated as a series of Dreyfus Premier Investment Funds, Inc. (the "Company").

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund that also is managed by Dreyfus.  By combining the Fund with the Acquiring Fund, which has substantially more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management.  In addition, the Acquiring Fund has a better performance record and a lower net annual expense ratio than the Fund.  The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.  Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.  The Acquiring Fund and the Fund have similar investment objectives and substantially similar investment management policies, and use substantially similar investment processes and approaches to select stocks.  The Fund seeks to provide long-term capital appreciation; its secondary goal is current income.  To pursue its goals, the Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies.  The Fund's portfolio managers look for value companies.  The Acquiring Fund seeks capital appreciation.  To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets in stocks.  The Acquiring Fund, like the Fund, focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors:  value, sound business fundamentals, and positive business momentum.  The Acquiring Fund, like the Fund, focuses on value stocks.  Although each fund invests primarily in securities of U.S. issuers, the Acquiring Fund may invest up to 30% and the Fund may invest up to 20% of their respective assets in foreign securities.  Dreyfus is the investment adviser to the Fund and the Acquiring Fund and provides day-to-day management of each fund's investments.  MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Fund and the Acquiring Fund.  For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the reorganization.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes.  You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

Under their respective agreements with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.70% of the value of the Fund's average daily net assets, and the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Acquiring Fund's average daily net assets.  Although the contractual management fee payable by the Acquiring Fund to Dreyfus is higher than that payable by the Fund, as of each fund's most recent fiscal year end, each class of shares of the Acquiring Fund had a lower net annual expense ratio than the corresponding class of shares of the Fund, after any current fee waiver and/or expense reimbursement arrangements.  Pursuant to an expense undertaking, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Fund until May 1, 2012, so that the expenses of Class A, Class C and Class I shares of the Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.50%, 2.25% and 1.25%, respectively.  As to the Acquiring Fund, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until December 31, 2012, so that the expenses of Class A, Class C and Class I shares of the Acquiring Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.98%, 1.73% and 0.73%, respectively.  If the reorganization is approved and consummated, Dreyfus has agreed to continue this expense undertaking until at least December 31, 2013.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No.  No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization.  Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the anticipated benefits to shareholders of the Fund as a result of the reorganization, expenses relating to the proposed reorganization will be borne by the Fund.  It is estimated that a Fund shareholder would start to realize certain expense benefits approximately thirteen months after the reorganization occurs.  The Acquiring Fund will not bear any expenses relating to the proposed reorganization.  As discussed further in the enclosed Prospectus/Proxy Statement, transaction costs associated with any repositioning of the Fund's portfolio in connection with the proposed reorganization before and after consummation of the reorganization will be borne by the Fund and the combined fund, respectively.

HOW DOES THE COMPANY'S BOARD OF DIRECTORS RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the reorganization, the investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the net annual expense ratios of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Company's Board of Directors believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders.  In reaching this conclusion, the Company's Board of Directors determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a similar investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a larger fund.  In addition, the Acquiring Fund has a better performance record and a lower net annual expense ratio than the Fund.  By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.  Therefore, the Company's Board of Directors recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card.  These voting methods will save the Fund money because the Fund would not have to pay for return-mail postage.  Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note:  if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.  Thank you in advance for your vote.

DREYFUS LARGE CAP VALUE FUND

__________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

___________________________

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Large Cap Value Fund (the "Fund"), a series of Dreyfus Premier Investment Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Thursday, August 11, 2011, at 9:30 a.m., for the following purposes:

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Strategic Value Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A, Class C and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A, Class C and Class I shares, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on May 18, 2011 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors

Michael A. Rosenberg Secretary

New York, New York
May __, 2011

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED.  IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS LARGE CAP VALUE FUND

(A Series of Dreyfus Premier Investment Funds, Inc.)

To and in Exchange for Class A, Class C and Class I Shares of

DREYFUS STRATEGIC VALUE FUND

(A Series of Advantage Funds, Inc.)

PROSPECTUS/PROXY STATEMENT
MAY __, 2011

_______________________________________

Special Meeting of Shareholders
To Be Held on Thursday, August 11, 2011

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Premier Investment Funds, Inc. (the "Company"), on behalf of Dreyfus Large Cap Value Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, August 11, 2011, at 9:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  Shareholders of record at the close of business on May 18, 2011 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus Strategic Value Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class C or Class I shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Class A, Class C or Class I Fund shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated May __, 2011, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety.  The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund.  A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus.  The funds have similar investment objectives and substantially similar investment management policies.  The Fund seeks to provide long-term capital appreciation and its secondary goal is current income.  The Acquiring Fund seeks capital appreciation.  Each fund normally invests in equity securities, focusing on value stocks.  Each fund uses substantially similar investment processes and approaches to select stocks, but the investment limitations of each fund (and the related risks) are not identical.  The Acquiring Fund is a series of Advantage Funds, Inc. (the "Acquiring Company").  A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated January 1, 2011, Annual Report for its fiscal year ended August 31, 2010 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six-month period ended February 28, 2011 accompany this Prospectus/Proxy Statement.  The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference.  For a free copy of the Fund's most recent Prospectus or Annual Report for its fiscal year ended December 31, 2010, please call your financial adviser, or call 1-800-554-4611, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Holders of Class A, Class C and Class I shares of the Fund will vote together on the proposal.  Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting.  Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.  If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of March 31, 2011, the following numbers of Fund shares were issued and outstanding:

Class A Shares Outstanding	Class C Shares Outstanding	Class I Shares Outstanding
90,310	8,615	9,227,562

Proxy materials will be mailed to shareholders of record on or about May __, 2011.

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization	A-1

Exhibit B: Description of the Acquiring Company's Board Members	B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
PROVIDING FOR THE TRANSFER OF ALL OF THE FUND'S ASSETS
TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction.  The Company's Board, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each holder of Class A, Class C and Class I shares of the Fund will receive a pro rata distribution of the Acquiring Fund's Class A, Class C and Class I shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares.  Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.  No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization.  Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.

The Company's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby.  See "Reasons for the Reorganization."

Federal Income Tax Consequences.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.  See "Information about the Reorganization — Federal Income Tax Consequences," " — Capital Loss Carryforwards" and " — Sale of Portfolio Securities."

Comparison of the Fund and the Acquiring Fund.  The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus.  Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach.  The Fund and the Acquiring Fund have similar investment objectives and substantially similar investment management policies.  The Fund seeks to provide long-term capital appreciation and its secondary goal is current income.  The Acquiring Fund seeks capital appreciation.  Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.

To pursue its goals, the Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies.  The Fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more at the time of purchase.  The Fund may invest up to 20% of its assets in stocks of companies with market capitalizations of less than $5 billion at the time of purchase.  Such companies, however, generally will have market capitalizations of at least $100 million at the time of purchase.  The weighted average market capitalization of the Fund's portfolio securities is expected to be at least $5 billion under normal market conditions.  The Fund's equity investments may include common stocks, preferred stocks, convertible securities, warrants, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments, including those purchased in initial public offerings ("IPOs").  The Fund's portfolio managers look for value companies.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets in stocks.  The Acquiring Fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in IPOs.  The Acquiring Fund also may invest in warrants, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.  The Acquiring Fund's portfolio manager identifies potential investments through extensive quantitative and fundamental research.  The Acquiring Fund, like the Fund, focuses on value stocks.

In choosing stocks, each fund's portfolio managers focus on individual stock selection (a "bottom-up" approach), rather than forecasting stock market trends (a "top-down" approach), emphasizing three key factors:

•	value: quantitative screens track traditional measures, such as price-to-earnings, price-to-book and price-to-sales ratios, which are analyzed and compared against the market

•	sound business fundamentals: a company's balance sheet and income data are examined to determine the company's financial history

•
positive business momentum:  a company's earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company's financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term

Although each fund invests primarily in equity securities of U.S. issuers, the Acquiring Fund may invest up to 30% and the Fund may invest up to 20% of their respective assets in equity securities of foreign issuers.

The Fund typically sells the stock of a company when the company is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the portfolio managers' expectations.  Similarly, the Acquiring Fund typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure.

The Fund and the Acquiring Fund may, but are not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps, as a substitute for investing directly in an underlying asset, to increase returns or as part of a hedging strategy.

Neither fund has any limitation regarding portfolio turnover.  The Fund and the Acquiring Fund may engage in short-term trading and each fund may have portfolio turnover rates in excess of 100%.  A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year.  During its most recent fiscal year, the Fund's and the Acquiring Fund's portfolio turnover rates were 69.86% and 91.83%, respectively, of the average value of the respective fund's portfolio.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets.

Each fund is a "diversified" fund, which means that neither fund will, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

For more information on the Fund's or the Acquiring Fund's investment management policies, see "Goal and Approach" in the relevant Prospectus and "Description of the Company and Funds" (for the Fund) or "Investments, Investment Techniques and Risks" (for the Acquiring Fund) in the relevant Statement of Additional Information.

Investment Risks.  The principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar.  These risks are discussed below.  An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  It is not a complete investment program.  The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•
Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

•
Value stock risk.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

•
Market sector risk.  Each fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause a fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•
Foreign investment risk.  To the extent the Fund or the Acquiring Fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies.  Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

•
Large cap stock risk.  To the extent a fund focuses on large capitalization stocks, it may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

In addition to the principal risks described above, the Fund and the Acquiring Fund are subject to the following additional risks.

•
Derivatives risk.  A small investment in derivatives could have a potentially large impact on a fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with the underlying instruments or the fund's other investments.  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.  Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.  The Fund or the Acquiring Fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

•
Leveraging risk.  The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the respective fund's gains or losses.

•
IPO risk.  Although each fund typically invests in seasoned issuers, each fund may purchase securities of companies in IPOs or shortly thereafter.  The prices of securities purchased in IPOs can be very volatile.  The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions.  In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

Under adverse market conditions, the Fund and the Acquiring Fund could invest some or all of their respective assets in U.S. Treasury securities and money market securities.  Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market.  To the extent the Fund or the Acquiring Fund invests defensively in these securities, such fund might not achieve its investment objective.  Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

See "Investment Risks" in the relevant Prospectus and "Description of the Company and Funds" (for the Fund) or "Investments, Investment Techniques and Risks" (for the Acquiring Fund) in the relevant Statement of Additional Information, for a more complete description of investment risks.

Sales Charges.  The schedules of sales charges imposed at the time of purchase of Class A shares of the Fund and the Acquiring Fund are identical.  The CDSCs imposed at the time of redemption on Class C shares for the Fund and the Acquiring Fund are identical.  Class I shares of each fund are not subject to any sales charges.  See in the relevant Prospectus "Shareholder Guide" for a discussion of sales charges and the CDSC.  No sales charge or CDSC will be imposed at the time of the Reorganization.  Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.  Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Fees and Expenses.  Under their respective agreements with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.70% of the value of the Fund's average daily net assets, and the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Acquiring Fund's average daily net assets.  Although the contractual management fee payable by the Acquiring Fund to Dreyfus is higher than that payable by the Fund, as of each fund's most recent fiscal year end, each class of shares of the Acquiring Fund had a lower net annual expense ratio than the corresponding class of shares of the Fund, after any current fee waiver and/or expense reimbursement arrangements.  Pursuant to an expense undertaking, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Fund until May 1, 2012, so that the expenses of Class A, Class C and Class I shares of the Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.50%, 2.25% and 1.25%, respectively.  As to the Acquiring Fund, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until December 31, 2012, so that the expenses of Class A, Class C and Class I shares of the Acquiring Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.98%, 1.73% and 0.73%, respectively.  If the Reorganization is approved and consummated, Dreyfus has agreed to continue this expense undertaking until at least December 31, 2013.

The fees and expenses set forth below for the Fund are as of its fiscal year ended December 31, 2010 and for the Acquiring Fund are as of its fiscal year ended August 31, 2010.  The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of the fiscal year end noted above, as adjusted showing the effect of the Reorganization.  Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

	Fund Class A	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none1	none1	none1

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%	0.75%	0.75%
Distribution (12b-1) fees	none	None	none
Other expenses (including shareholder services fees)	0.95%2	0.47%	0.46%
Total annual fund operating expenses	1.65%	1.22%	1.21%
Fee waiver and/or expense reimbursement	(0.15)%3	(0.24)%4	(0.23)%5
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.50%	0.98%	0.98%

	Fund Class C	Acquiring Fund Class C	Pro Forma After Reorganization Acquiring Fund Class C
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%	0.75%	0.75%
Distribution (12b-1) fees	0.75%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.93%2	0.45%	0.45%
Total annual fund operating expenses	2.38%	1.95%	1.95%
Fee waiver and/or expense reimbursement	(0.13)%3	(0.22)%4	(0.22)%5
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	2.25%	1.73%	1.73%

	Fund Class I	Acquiring Fund Class I	Pro Forma After Reorganization Acquiring Fund Class I
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%	0.75%	0.75%
Distribution (12b-1) fees	none	none	none
Other expenses	0.12%2	0.37%	0.18%
Total annual fund operating expenses	0.82%	1.12%	0.93%
Fee waiver and/or expense reimbursement	(0.00)%3	(0.39)%4	(0.20)%5
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.82%	0.73%	0.73%

_____________________________________________
1.	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
2.
Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $95,000 or approximately 0.11% of the Fund's average daily net assets and are not reflected in the Fund's expense ratios.

3.
Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Fund until May 1, 2012, so that the expenses of Class A, Class C and Class I shares of the Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.50%, 2.25% and 1.25%, respectively.

4.
Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until December 31, 2012, so that the expenses of Class A, Class C and Class I shares of the Acquiring Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.98%, 1.73% and 0.73%, respectively.

5.
If the Reorganization is approved and consummated, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until at least December 31, 2013, so that the expenses of Class A, Class C and Class I shares of the combined fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.98%, 1.73% and 0.73%, respectively.

Shareholders of another fund advised by Dreyfus—Dreyfus Core Value Fund (the "Core Value Fund")—also are being asked in separate proxy materials directed to them to approve an Agreement and Plan of Reorganization providing for the transfer of all of the Core Value Fund's assets, subject to its liabilities, to the Acquiring Fund in exchange for shares of the Acquiring Fund.  If approved by the Fund's shareholders, the Reorganization will be consummated for the Fund whether or not the shareholders of the Core Value Fund approve the reorganization of the Core Value Fund and the Acquiring Fund.  If shareholders of the Core Value Fund approve the reorganization of their fund, holders of Class A, Class C and Class I shares of the Core Value Fund will receive Class A, Class C and Class I, respectively, of the Acquiring Fund.  Holders of the Core Value Fund's Class B and Institutional shares will receive Class B shares and Class I shares, respectively, of the Acquiring Fund.  The fees and expenses set forth below (except for Class B shares of the Core Value Fund and the Acquiring Fund, which are not shown as the Fund does not offer Class B shares) assume that shareholders of the Fund and of the Core Value Fund approve the reorganizations of their respective funds into the Acquiring Fund.  The fees and expenses set forth below for the Fund, the Core Value Fund and the Acquiring Fund are as of the respective fund's most recent fiscal year end (December 31, 2010 for the Core Value Fund).  The "Pro Forma After Reorganizations" operating expenses information set forth below is based on the fees and expenses of each fund, as of its most recent fiscal year end, as adjusted showing the effect of the reorganizations.

	Fund Class A	Core Value Fund Class A	Acquiring Fund Class A	Pro Forma After Reorganizations Acquiring Fund Class A
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%	5.75%

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none1	none1	none1	none1

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%	0.90%2	0.75%	0.75%
Distribution (12b-1) fees	none	0.25%	none	none
Other expenses (including shareholder services fees)	0.95%3	0.00%4	0.47%	0.42%
Total annual fund operating expenses	1.65%	1.15%	1.22%	1.17%
Fee waiver and/or expense reimbursement	(0.15)%5	(0.00)%4	(0.24)%6	(0.19)%7
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.50%	1.15%	0.98%	0.98%

	Fund Class C	Core Value Fund Class C	Acquiring Fund Class C	Pro Forma After Reorganizations Acquiring Fund Class C
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%	0.90%2	0.75%	0.75%
Distribution (12b-1) fees	0.75%	1.00%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.93%3	0.01%4	0.45%	0.43%
Total annual fund operating expenses	2.38%	1.91%	1.95%	1.93%
Fee waiver and/or expense reimbursement	(0.13)%5	(0.01)% 4	(0.22)%6	(0.20)%7
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	2.25%	1.90%	1.73%	1.73%

	Fund Class I	Core Value Fund Class I	Core Value Fund Institutional Class	Acquiring Fund Class I	Pro Forma After Reorganizations Acquiring Fund Class I
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%	0.90%2	0.90%2	0.75%	0.75%
Distribution (12b-1) fees	none	none	0.15%	none	none
Other expenses	0.12%3	0.00%4	0.00%4	0.37%	0.15%
Total annual fund operating expenses	0.82%	0.90%	1.05%	1.12%	0.90%
Fee waiver and/or expense reimbursement	(0.00)%5	(0.00)% 4	(0.00)% 4	(0.39)%6	(0.17)%7
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.82%	0.90%	1.05%	0.73%	0.73%
____________
1.	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
2.
The Core Value Fund pays a "unitary" management fee to Dreyfus for management and other services.  Under the "unitary" fee structure, Dreyfus pays all of the Core Value Fund's expenses, except for its management fees, Rule 12b-1 fees, extraordinary expenses and certain other expenses, including the fees and expenses of the Core Value Fund's non-interested Board members and their counsel.  Dreyfus has agreed to reduce its fee in an amount equal to the Core Value Fund's allocable portion of the fees and expenses of the Core Value Fund's non-interested Board members and their counsel.

3.
Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $95,000 or approximately 0.11% of the Fund's average daily net assets and are not reflected in the Fund's expense ratios.

4.
Reflects the Core Value Fund's allocable portion of the fees and expenses of the Core Value Fund's non-interested Board members and their counsel, which amounted to approximately 0.01% for Class C and less than 0.01% for Class A, Class I and Institutional class.  Dreyfus reduced its fee in an amount equal to such fees and expenses.  Expenses in connection with the reorganization of the Core Value Fund, which will be borne by the Core Value Fund, are estimated to amount to approximately $165,000 or approximately 0.04% of the Core Value Fund's average daily net assets and are not reflected in the Core Value Fund's expense ratios.

5.
Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Fund until May 1, 2012, so that the expenses of Class A, Class C and Class I shares of the Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.50%, 2.25% and 1.25%, respectively.

6.
Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until December 31, 2012, so that the expenses of Class A, Class C and Class I shares of the Acquiring Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.98%, 1.73% and 0.73%, respectively.

7.
If either reorganization is approved and consummated, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund until at least December 31, 2013, so that the expenses of Class A, Class C and Class I shares of the combined fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.98%, 1.73% and 0.73%, respectively.

Examples

The Examples below are intended to help you compare the cost of investing in the Fund and the Acquiring Fund.  The first "Pro Forma After Reorganization" Example below shows the Reorganization of the Fund and the Acquiring Fund and the second "Pro Forma After Reorganizations" Example below shows the reorganizations of the Fund, the Core Value Fund and the Acquiring Fund.  Each Example assumes you invest $10,000 in the respective fund for the time periods indicated.  Each Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same.  The one-year Example and the first year of the three-, five- and ten-years Examples for the Fund and Acquiring Fund are based on net operating expenses, which reflect any expense waiver/reimbursement arrangements by Dreyfus.  The "Pro Forma After Reorganization(s)" Examples are based on the operating expenses of the funds, as of the respective fiscal year ends noted above, as adjusted showing the effect of the reorganization(s).  The one-year and the first and second year of the three-, five- and ten-years for the "Pro Forma After Reorganization(s)" Examples below are based on net operating expenses, which reflect any expense waiver/reimbursement arrangements by Dreyfus.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund
	Class A Shares	Class C Shares*	Class I Shares
1 Year	$719	$328/$228	$84
3 Years	$1,052	$730/$730	$262
5 Years	$1,407	$1,259/$1,259	$455
10 Years	$2,405	$2,706/$2,706	$1,014

	Acquiring Fund
	Class A Shares	Class C Shares*	Class I Shares
1 Year	$669	$276/$176	$75
3 Years	$918	$591/$591	$317
5 Years	$1,185	$1,032/$1,032	$579
10 Years	$1,947	$2,257/$2,257	$1,328

	Pro Forma After Reorganization—Fund and Acquiring Fund Acquiring Fund Shares
	Class A Shares	Class C Shares*	Class I Shares
1 Year	$669	$276/$176	$75
3 Years	$893	$569/$569	$255
5 Years	$1,159	$1,010/$1,010	$475
10 Years	$1,917	$2,238/$2,238	$1,105

	Pro Forma After Reorganizations—Fund, Core Value Fund and Acquiring Fund Acquiring Fund Shares
	Class A Shares	Class C Shares*	Class I Shares
1 Year	$669	$276/$176	$75
3 Years	$889	$566/$566	$252
5 Years	$1,146	$1,004/$1,004	$464
10 Years	$1,881	$2,220/$2,220	$1,076

___________________________

*           With redemption/without redemption.

Past Performance.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year and the bar chart for the Fund shows the changes in the performance of the Fund's Class A shares from year to year.  The table for each fund compares the average annual total returns of the respective fund's shares to those of a broad measure of market performance.  Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown.  Past performance (before and after taxes) is no guarantee of future results.  More recent performance information may be available at www.dreyfus.com.

The Fund commenced investment operations after all of the assets of another investment company (the "predecessor fund") were transferred to the Fund in a tax-free reorganization on September 12, 2008.  The Fund's performance figures in the bar chart and table below represent the performance of the predecessor fund's shares for periods prior to September 13, 2008 and the performance of the respective class of Fund shares thereafter.

After-tax performance is shown only for Class A shares of the Acquiring Fund and the Fund.  After-tax performance of each fund's other share classes will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class A Shares

Year-by-year total returns as of 12/31 each year (%)

-2.50	-26.81	+43.54	+17.59	+8.26	+19.96	+5.87	-36.01	+24.83	+15.02
'01	'02	'03	'04	'05	'06	'07	'08	'09	'10

Best Quarter:	Q2 '03	+19.26%
Worst Quarter:	Q3 '02	-23.95%

The year-to-date total return of the Acquiring Fund's Class A shares as of 3/31/11 was 6.11%.

Acquiring Fund Shares

Average annual total returns as of 12/31/10

Share Class (inception date)	1 Year	5 Years	10 Years
Class A (9/29/95) returns before taxes	8.41%	1.91%	3.67%
Class A returns after taxes on distributions	8.30%	1.35%	3.11%
Class A returns after taxes on distributions and sale of fund shares	5.61%	1.54%	3.00%
Class C (5/31/01)* returns before taxes	13.13%	2.37%	3.58%
Class I (5/31/01)* returns before taxes	15.29%	3.34%	4.40%
Russell 1000 Value Index reflects no deduction for fees, expenses or taxes	15.51%	1.28%	3.26%
_______________________________
*      For the Acquiring Fund's Class C and Class I shares, periods prior to May 31, 2001 reflect the performance of the Acquiring Fund's Class A shares, adjusted to reflect applicable sales charges.  Such performance figures have not been adjusted, however, to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class C shares of the Acquiring Fund may have been lower.

Fund—Class A Shares

Year-by-year total returns as of 12/31 each year (%)

-6.87	-11.40	+28.43	+9.22	+8.45	+15.41	+6.78	-35.49	+17.10	+12.69
'01	'02	'03	'04	'05	'06	'07	'08	'09	'10

Best Quarter:	Q2 '09	+16.25%
Worst Quarter:	Q4 '08	-20.68%

The year-to-date total return of the Fund's Class A shares as of 3/31/11 was 6.27%.

Fund Shares

Average annual total returns as of 12/31/10*

Share Class (inception date)	1 Year	5 Years	10 Years
Class A (5/21/02) returns before taxes	6.22%	-0.24%	2.18%
Class A returns after taxes on distributions	6.09%	-1.47%	1.32%
Class A returns after taxes on distributions and sale of fund shares	4.22%	-0.41%	1.65%
Class C (9/13/08) returns before taxes	10.69%	0.51%	2.56%
Class I (4/28/00) returns before taxes	13.37%	1.40%	3.07%
Russell 1000 Value Index reflects no deduction for fees, expenses or taxes	15.51%	1.28%	3.26%
_______________________________
*
For the Fund's Class A, Class C and Class I shares, periods prior to September 13, 2008 reflect the performance of the predecessor fund's Class A shares (with respect to the Fund's Class A and Class C shares) and the predecessor fund's Institutional shares (with respect to the Fund's Class I shares), adjusted to reflect the Fund's applicable sales charges for such classes.  For periods before May 21, 2002, the performance shown for the Fund's Class A and Class C shares is based on the performance of the predecessor fund's Institutional shares, adjusted to reflect the Fund's applicable sales charges for such classes.  Performance figures for such periods have not been adjusted, however, to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown may have been lower.

Investment Adviser.  The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $289 billion in approximately 193 mutual fund portfolios.  A discussion regarding the basis for the Acquiring Company's Board approving the Acquiring Fund's management agreement with Dreyfus is available in the Acquiring Fund's Annual Report for the fiscal year ended August 31, 2010.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.  BNY Mellon has more than $25 trillion in assets under custody and administration and $1.17 trillion in assets under management, and it services more than $12 trillion in outstanding debt.  Additional information is available at www.bnymellon.com.

Primary Portfolio Managers.  Brian C. Ferguson has been the Acquiring Fund's primary portfolio manager since April 2001.  Mr. Ferguson is a senior vice president and the director of the U.S. Large Cap Value Equity Team of The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of Dreyfus, where he has been employed since June 1997.  In April 2001, Mr. Ferguson became a dual employee of Dreyfus and TBCAM.  Mr. Ferguson and Julianne D. McHugh are the Fund's primary portfolio managers, positions they have held since the Fund's inception.  They also were the primary portfolio managers to the Fund's predecessor fund since March 2008.  Ms. McHugh is a vice president and research analyst for the U.S. Large Cap Value Equity Team of TBCAM, where she has been employed since 2004.  In January 2008, Ms. McHugh became a dual employee of Dreyfus and TBCAM.  Mr. Ferguson will manage the combined fund if the Reorganization is approved and consummated.

Board Members.  Other than Joseph S. DiMartino, who is Chairman of the Board of the Acquiring Company and the Company, and David P. Feldman, who is a member of the Boards of the Acquiring Company and the Company, the Acquiring Company and the Company have different Board members.  None of the Board members of the Acquiring Company or the Company is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members").  For a description of the Acquiring Company's Board members, see Exhibit B.

Independent Registered Public Accounting Firm.  Ernst & Young LLP is the independent registered public accounting firm for the Fund and the Acquiring Fund.

Capitalization.  The Fund has classified its shares into three classes—Class A, Class C and Class I.  The Core Value Fund has classified its shares into five classes—Class A, Class B, Class C, Class I and Institutional class.  The Acquiring Fund has classified its shares into four classes—Class A, Class B, Class C and Class I.  The following tables set forth, as of February 28, 2011, (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares (3) the capitalization of each class of the Core Value Fund's shares and (4) the pro forma capitalization of each class of the Acquiring Fund's shares, as adjusted showing the effect of both reorganizations had they occurred on such date.

	Fund Class A	Core Value Fund Class A	Acquiring Fund Class A	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class A
Total net assets	$803,142	$350,117,029	$683,461,347	$(149,299)*	$1,034,232,219
Net asset value per share	$9.00	$26.04	$30.35		$30.35
Shares outstanding	89,189	13,447,549	22,522,335	(1,981,317)**	34,077,756

	Core Value Fund Class B	Acquiring Fund Class B	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class B
Total net assets	$990,406	$3,605,110	$(420)*	$4,595,096
Net asset value per share	$25.47	$29.07		$29.07
Shares outstanding	38,884	123,996	(4,815)**	158,065

	Fund Class C	Core Value Fund Class C	Acquiring Fund Class C	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class C
Total net assets	$51,208	$8,246,301	$59,890,137	$(3,552)*	$68,184,094
Net asset value per share	$8.89	$25.45	$29.05		$29.05
Shares outstanding	5,757	324,037	2,061,358	(44,263)**	2,346,889

	Fund Class I	Core Value Fund Class I	Core Value Fund Institutional Class	Acquiring Fund Class I	Adjustments	Pro Forma After Reorganizations Acquiring Fund Class I
Total net assets	$84,839,256	$1,009,447	$28,894,520	$125,934,383	$(106,729)*	$240,570,877
Net asset value per share	$9.01	$26.05	$26.03	$30.34		$30.34
Shares outstanding	9,413,617	38,757	1,110,060	4,150,492	(6,784,743)**	7,928,183

___________________
*	Reflects the estimated costs of the respective reorganizations to be paid by the Fund and the Core Value Fund.
**	Adjustments to reflect the exchange of shares outstanding from the Fund and the Core Value Fund to the Acquiring Fund.

As of February 28, 2011, the Fund's total net assets (attributable to Class A, Class C and Class I shares) and the Acquiring Fund's total net assets (attributable to Class A, Class B, Class C and Class I shares) were $85,693,606 and $872,890,977, respectively.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  All share classes of a fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Shareholders of the Core Value Fund also are being asked in proxy materials directed to them to approve a separate Agreement and Plan of Reorganization providing for the transfer of all of such fund's assets, subject to liabilities, to the Acquiring Fund in exchange for Acquiring Fund shares.  As of February 28, 2011, the Core Value Fund had total net assets (attributable to Class A, Class B, Class C, Class I and Institutional shares) of $389,257,703.  If approved by the Fund's shareholders, the Reorganization will be consummated for the Fund whether or not the shareholders of the Core Value Fund approve the reorganization of that fund with the Acquiring Fund.

Purchase Procedures.  The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same.  See the relevant fund's Prospectus and Statement of Additional Information for a discussion of purchase procedures.

Distribution (12b-1) Plans.  Class C shares of the Fund and the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan").  Under the respective Rule 12b-1 Plan, the Fund and the Acquiring Fund pay MBSC Securities Corporation ("MBSC"), their distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets of their respective Class C shares to finance the sale and distribution of such shares.  There is no Rule 12b-1 Plan fee for Class A or Class I shares of either fund.  Because Rule 12b-1 Plan fees are paid out of the assets attributable to the relevant class of shares on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges.  See "Distribution Plan and Shareholder Services Plan—Distribution Plan" in the Fund's Statement of Additional Information and "Distribution Plans, Service Plans and Shareholder Services Plans" and "Additional Information About Distribution Plans, Service Plans and Shareholder Services Plans" in the Acquiring Fund's Statement of Additional Information for a discussion of the respective Rule 12b-1 Plan.

Shareholder Services Plan.  Class A and Class C shares of the Fund and the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund pay MBSC a fee at an annual rate of 0.25% of the value of the average daily net assets of their respective Class A and Class C shares for providing shareholder services and/or maintaining shareholder accounts.  There is no Shareholder Services Plan fee for Class I shares of either fund.  See "Distribution Plan and Shareholder Services Plan—Shareholder Services Plan" in the Fund's Statement of Additional Information and "Distribution Plans, Service Plans and Shareholder Services Plans" and "Additional Information About Distribution Plans, Service Plans and Shareholder Services Plans" in the Acquiring Fund's Statement of Additional Information for a discussion of the respective Shareholder Services Plan.

Redemption Procedures.  The redemption procedures of the Fund and the Acquiring Fund are the same.  See the relevant fund's Prospectus and Statement of Additional Information for a discussion of redemption procedures.

Distributions.  The dividends and distributions policies of the Fund and the Acquiring Fund are identical.  Each fund anticipates paying its shareholders any dividends and capital gain distributions annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different.  See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

Shareholder Services.  The shareholder services offered by the Fund and the Acquiring Fund are the same.  The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" (and, for the Acquiring Fund, "Additional Information About Shareholder Services") in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

REASONS FOR THE REORGANIZATION

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders, management recommended to the Company's Board and to the Acquiring Company's Board that the Fund be consolidated with the Acquiring Fund.  The Company's Board and the Acquiring Company's Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively.  In reaching this conclusion, the Company's Board of Directors determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a similar investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  The Company's Board believes that the Reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund with a better performance record and a lower net annual expense ratio than the Fund, without diluting such shareholders' interests.  As of February 28, 2011, the Fund had net assets of approximately $86 million and the Acquiring Fund had net assets of approximately $873 million.  By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management and Dreyfus should be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Acquiring Company's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.  Increasing the Acquiring Fund's assets also benefits Dreyfus because such increase in assets can be expected to reduce the amount of fees and expenses, if any, Dreyfus is required to waive or reimburse to maintain the Acquiring Fund's net operating expenses at agreed upon levels.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others:  (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the net annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated expense ratios of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) the costs to be incurred by the Fund in connection with the Reorganization.

For the reasons described above, the Company's Board and the Acquiring Company's Board, each of which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization.  The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on November 21, 2011 or such other date as may be agreed upon by the parties (the "Closing Date").  The number of Class A, Class C and Class I shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets attributable to the corresponding class of shares of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described under the caption "Shareholder Guide—Buying and Selling Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards).  Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to holders of its Class A, Class C and Class I shares of record, as of the close of business on the Closing Date, the Acquiring Fund Class A, Class C and Class I shares received by it in the Reorganization.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares.  After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company.  After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization.  The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration.  The obligations of the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The total expenses of the Reorganization are expected to be approximately $95,000, which will be borne by the Fund.  In addition to use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  In addition, an outside firm may be retained to solicit proxies on behalf of the Company's Board.  The cost of any such outside solicitation firm, which would be borne by the Fund, is estimated to be approximately $565, which amount is included in the estimated total expenses of the Reorganization listed above.  The Acquiring Fund will not bear any costs associated with the Reorganization.  The funds will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm.  If the Reorganization is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund's Investment Restrictions.  Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization.  The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund.  A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences.  The exchange of Fund assets for Acquiring Fund Class A, Class C and Class I shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C and Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class C and Class I shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class C and Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C and Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Class A, Class C and Class I shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class C and Class I shares for Acquiring Fund Class A, Class C and Class I shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class C and Class I shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class C and Class I shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.  Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards.  As of the Fund's fiscal year ended December 31, 2010, the Fund had unused capital loss carryforwards of approximately $37.2 million.  Different amounts of the capital loss carryforwards expire in different years.  Approximately $36.1 million of the Fund's capital loss carryforwards will expire on December 31, 2017 and approximately $1.1 million will expire on December 31, 2018, if unused prior to such dates.  While the Acquiring Fund will inherit the capital loss carryforwards (and possibly any unrealized built-in losses) of the Fund as a result of the Reorganization, the ability of the Acquiring Fund to utilize these capital loss carryforwards and tax attributes may be significantly limited by the operation of the tax loss limitation rules of the Code that are applicable in connection with the "ownership change" of the Fund.  In addition, capital losses arising in taxable years beginning after December 31, 2010 must be applied before capital loss carryforwards arising in prior years.  If the Reorganization is approved and consummated, the combination of these and other factors on the use of capital loss carryforwards may result in a portion of the capital loss carryforwards of the Fund expiring unused.  Even in the absence of the Reorganization, the Fund might not generate sufficient capital gains against which to utilize its capital loss carryforwards prior to the applicable expiration dates.

Sale of Portfolio Securities.  In connection with the Reorganization, certain of the portfolio securities currently held by the Fund may be sold before or after consummation of the Reorganization, subject to any restrictions imposed by the Code.  Any such disposition of portfolio securities may result in a capital gain or loss depending upon the specific securities being sold and the Fund's or the combined fund's ability to use any available capital loss carryforwards.  The transaction costs associated with repositioning the Fund's portfolio in connection with the Reorganization before and after consummation of the Reorganization would be borne by the Fund and the combined fund, respectively.  As of the date hereof, neither the Fund nor the combined fund is expected to recognize material capital gains or incur significant transaction costs as a result of repositioning the Fund's portfolio in connection with the Reorganization.  The Fund and the Acquiring Fund also may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.

Required Vote and Board's Recommendation

The Company's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.  The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE COMPANY'S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus, forming a part of the Acquiring Company's Registration Statement on Form N-1A (File No. 33-51061).  Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus, forming a part of the Company's Registration Statement on Form N-1A (File No. 33-44254).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission.  Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549.  Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com.  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals.  An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNYM"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund.  In determining whether to adjourn the Meeting, the following factors may be considered:  the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.  A quorum is constituted for the Fund by the presence in person or by proxy of the holders of one-third of the Fund's outstanding shares entitled to vote at the Meeting.

The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

As of March 31, 2011, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the indicated class of the Fund's outstanding voting shares:

	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization

Class A Shares
First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	36.3720%	0.0426%

Barbara O'Donnell, Trustee Hugh W. O'Donnell Family Trust P.O. Box 390 Fresno, TX 77545-0390	12.4666%	0.0146%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.4696%	0.0088%

Clearview IRA C/F Joanne B. Wise 1640 Culpepper Circle Charleston, SC 29407-4226	7.0033%	0.0082%

American Enterprise Investment SVC 707 Second Avenue South Minneapolis, MN 55402-2405	6.6927%	0.0078%

Class C Shares
Siddhartha Namasivayam 507 Broadmoor Avenue Pittsburgh, PA 15228-2555	27.1209%	0.0232%

American Enterprise Investment SVC 707 Second Avenue South Minneapolis, MN 55402-2405	26.2406%	0.0224%

First Quality Inc. Defined Benefit FBO Richard Poser 8549 Hopseed Lane San Diego, CA 92129-4165	15.9740%	0.0136%

BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	13.1607%	0.0112%

Jack Halpern 7507 Melba Avenue West Hills, CA 91304-5345	10.3376%	0.0088%

Peter M. Mancini 35 South Freeport Road Freeport, ME 04032-6100	6.0493%	0.0052%

Class I Shares

SEI Private Trust Co. c/o Mellon Bank Attn: Mutual Funds Administrator 1 Freedom Valley Drive Oaks, PA 19456-9989	95.9305%	38.5831%

As of March 31, 2011, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the indicated class of the Acquiring Fund's outstanding voting shares:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class A Shares
American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	13.2997%	13.2841%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	9.2640%	9.2531%

UMB Bank NA SFR FBO Fiduciary for Tax Deferred Accounts One Security Benefit Place Topeka, KS 66636-1000	8.3128%	8.3031%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.2526%	8.2429%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	5.3821%	5.3758%

Class B Shares
American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	14.4192%	14.4192%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.1506%	13.1506%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	10.3506%	10.3506%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.4970%	5.4970%

Class C Shares
Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	21.3631%	21.3449%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	9.3584%	9.3504%

Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	8.4711%	8.4639%

Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	8.3756%	8.3684%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	8.1921%	8.1851%

UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	7.9334%	7.9266%

Class I Shares
First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	15.2786%	9.1336%

LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	13.2458%	7.9184%

Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	11.9251%	7.1288%

Counsel Trust DBA MATC FBO W. Caslon & Company Inc. 401(k) Profit Sharing Plan & Trust 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	9.9388%	5.9414%

PIMS/Prudential Retirement as Nominee for the Trustee/Cust Brookhaven Memorial Hospital 101 Hospital Road East Patchogue, NY 11772-4870	6.1775%	3.6929%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of March 31, 2011, Board members and officers of the Company and the Acquiring Company, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended December 31, 2010 and the audited financial statements of the Acquiring Fund for its fiscal year ended August 31, 2010 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Company's Board members are not aware of any other matters that may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-5263, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of April 12, 2011 (the "Agreement"), between DREYFUS PREMIER INVESTMENT FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS LARGE CAP VALUE FUND (the "Fund"), and ADVANTAGE FUNDS, INC. (the "Acquiring Company"), a Maryland corporation, on behalf of DREYFUS STRATEGIC VALUE FUND (the "Acquiring Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A, Class C and Class I shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of common stock;

WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1           Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2           The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3           The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4           Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5           The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6           As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Class A, Class C and Class I shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8           Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9           Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10           As soon as practicable after the Closing Date, the Company shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1           The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Articles of Incorporation, as amended (the "Acquiring Company's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2           The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4           All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1           The Closing Date shall be November 21, 2011, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2           The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3           If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4           The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund's transfer agent shall issue and deliver to the Company's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5           At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6           If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1           The Company, on behalf of the Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

(a)  The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b)  The Company is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Articles of Incorporation, as amended (the "Company's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

(e)  The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended December 31, 2010 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i)  Since December 31, 2010, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j)  At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l)  All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m)  On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)  The information to be furnished by the Company, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)  The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein, as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Company and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Company and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2           The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

(a)  The Acquiring Fund is a duly established and designated series of the Acquiring Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b)  The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Company's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended August 31, 2010 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h)  Since August 31, 2010, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i)  At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k)  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m)  The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Company.

(n)  No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o)  The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE ACQUIRING COMPANY AND THE COMPANY, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1           The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2           The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4           As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

5.5           The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7           The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8           As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1           All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2           The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

6.3           The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company's name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2           The Acquiring Company shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Company's name by the Acquiring Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter and the 1940 Act.

8.2           On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.6           The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)  The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1           This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Acquiring Company or of the Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2           If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Company or the Acquiring Company, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3           Each party acknowledges that the Fund shall bear all expenses directly incurred in connection with the Reorganization.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1           None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2           This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3           This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, and the Company, on behalf of the Fund, shall be governed and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4           This Agreement may be amended only by a signed writing between the parties.

11.5           This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7           It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Company or the Acquiring Company, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Company's Charter or the Acquiring Company's Charter.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS PREMIER INVESTMENT FUNDS, INC., on behalf of Dreyfus Large Cap Value Fund

By:
Bradley J. Skapyak,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

ADVANTAGE FUNDS, INC., on behalf of Dreyfus Strategic Value Fund

By:
Bradley J. Skapyak,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

EXHIBIT B

DESCRIPTION OF THE ACQUIRING COMPANY'S BOARD MEMBERS

Board members of the Acquiring Company, together with information as to their positions with the Acquiring Company, principal occupations and other board memberships for the past five years, are shown below.1

Name (Age) Position with Acquiring Company (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino (67) Chairman of the Board (1995)	Corporate Director and Trustee	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 – 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 – 2009)

Peggy C. Davis (68) Board Member (2006)	Shad Professor of Law, New York University School of Law	N/A

David P. Feldman (71) Board Member (1996)	Corporate Director and Trustee	BBH Mutual Funds Group (4 registered mutual funds), Director (1992 – present)

QMed, Inc., a healthcare company, Director (1999 – 2007)

Ehud Houminer (71) Board Member (1993)	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet, Inc., an electronics distributor, Director (1993 – present)

Dr. Martin Peretz (71) Board Member (2006)	Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously, Editor-in-Chief, 1974-2010)	N/A

Director of TheStreet.com, a financial information service on the web

Each Board member of the Acquiring Company, as is the case with each Board member of the Company, has been a Board member of other Dreyfus mutual funds for over 10 years.  Additional information about each Board member of the Acquiring Company follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each such Board member possesses which the Board of the Acquiring Company believes has prepared them to be effective Board members.  The Board of the Acquiring Company believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board of the Acquiring Company, as does the Board of the Company, believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of the Acquiring Company believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Acquiring Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the nominating committee of the Board of the Acquiring Company contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members of the Acquiring Company are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Dreyfus, and also may benefit from information provided by Dreyfus' counsel.  The Board of the Acquiring Company and its committees have the ability to engage other experts as appropriate.  The Acquiring Company's Board evaluates its performance on an annual basis.

•
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director.  He ceased being an employee or director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of The Muscular Dystrophy Association.

•
Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law as a writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training.  Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York.  Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors.  Ms. Davis also has served as Chair of the Board of the Russell Sage Foundation.

•
David P. Feldman – Mr. Feldman is the former Chairman and Chief Executive Officer of AT&T Investment Management Corp., from which he retired in 1997, where he was responsible for $70 billion in pension assets.  Mr. Feldman has served as Chairman of the Financial Executives Institute's Committee on Investment of Employee Benefits Assets.  Mr. Feldman currently serves as a member of the Pension Managers Advisory Committee of the NYSE.

•
Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers.  Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.).  Mr. Houminer is Chairman of the Business School Board and a Trustee of Ben Gurion University.

•
Dr. Martin Peretz – Dr. Peretz is Editor-in-Chief Emeritus of The New Republic and was Editor-in-Chief from 1974 until 2010.  Dr. Peretz is also the co-founder and a director of TheStreet.com.  Previously, Dr. Peretz was a member of the faculty of Harvard University from 1966 through 2002.  He currently serves on the boards of a number of significant non-profit organizations.

DREYFUS LARGE CAP VALUE FUND

The undersigned shareholder of Dreyfus Large Cap Value Fund (the "Fund"), a series of Dreyfus Premier Investment Funds, Inc. (the "Company"), hereby appoints Jeff Prusnofsky and Joseph M. Chioffi, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on May 18, 2011 at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 9:30 a.m., on Thursday, August 11, 2011, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

1 None of the Board members are "interested persons" of the Acquiring Company, as defined in the 1940 Act.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY  11735
THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)	Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail

1)	Read the Prospectus/Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREYFUS LARGE CAP VALUE FUND

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Strategic Value Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A, Class C and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A, Class C and Class I shares, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX) Date	Signature (Joint Owners)	Date

Subject to Completion, dated April 21, 2011

STATEMENT OF ADDITIONAL INFORMATION
MAY __, 2011
Acquisition of the Assets of
DREYFUS LARGE CAP VALUE FUND (A Series of Dreyfus Premier Investment Funds, Inc.)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-554-4611

By and in Exchange for Class A, C and I Shares of

DREYFUS STRATEGIC VALUE FUND (A Series of Advantage Funds, Inc.)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated May __, 2011 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Large Cap Value Fund (the "Fund"), a series of Dreyfus Premier Investment Funds, Inc. (the "Company"), in exchange solely for Class A, Class C and Class I shares of Dreyfus Strategic Value Fund (the "Acquiring Fund"), a series of Advantage Funds, Inc. (the "Acquiring Company").  The transfer is to occur pursuant to an Agreement and Plan of Reorganization.  This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated January 1, 2011.
2.	The Acquiring Fund's Annual Report for the fiscal year ended August 31, 2010.
3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended February 28, 2011.
4.	The Fund's Statement of Additional Information dated May 1, 2011.
5.           The Fund's Annual Report for the fiscal year ended December 31, 2010.

6.	Pro forma financial statements for the combined Fund and Acquiring Fund as of February 28, 2011.

The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report, and the Fund's Annual Report, are incorporated herein by reference.  The Prospectus/Proxy Statement dated May __, 2011 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information dated January 1, 2011 is incorporated herein by reference to the Acquiring Company's Post-Effective Amendment No. 94 to its Registration Statement on Form N-1A, filed on December 29, 2010 (File No. 33-51061).  The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report for its fiscal year ended August 31, 2010, filed November 1, 2010.

The Fund's Statement of Additional Information dated May 1, 2011 is incorporated herein by reference to the Company's Post-Effective Amendment No. [64] to its Registration Statement on Form N-1A, filed on April [30], 2010 (File No. 33-44254).  The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended December 31, 2010, filed March 3, 2011.

Dreyfus Strategic Value Fund
PRO FORMA STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

	Dreyfus Strategic Value Fund		Dreyfus Core Value Fund		Dreyfus Large Cap Value Fund		Dreyfus Strategic Value Fund Pro Forma Combined (*)		Dreyfus Strategic Value Fund	Dreyfus Core Value Fund	Dreyfus Large Cap Value Fund	Adjustments		Dreyfus Strategic Value Fund Pro Forma Combined (*)

Common Stocks--99.3%	Shares								Value ($)
Consumer Discretionary--15.8%
Carnival	262,221		105,250		22,600		390,071		11,188,927	4,491,018	964,342			16,644,287
CBS, Cl. B	313,740	a	138,470		30,950		483,160		7,485,836	3,303,894	738,467			11,528,197
General Motors	125,594		56,824		12,503		194,921		4,211,167	1,905,309	419,226			6,535,702
Guess?	120,020		53,140		12,000		185,160		5,435,706	2,406,711	543,480			8,385,897
Home Depot	324,620		142,700		31,270		498,590		12,163,511	5,346,969	1,171,687			18,682,167
Johnson Controls	304,650		136,440		30,230		471,320		12,429,720	5,566,752	1,233,384			19,229,856
Newell Rubbermaid	239,180	a	105,020		23,260		367,460		4,625,741	2,031,087	449,848			7,106,676
News, Cl. A	447,960		210,310		45,130		703,400		7,781,065	3,653,085	783,908			12,218,058
NVR	4,640	a,b					4,640		3,377,270					3,377,270
Omnicom Group	551,790		243,580	a	53,380		848,750		28,086,111	12,398,222	2,717,042			43,201,375
Stanley Black & Decker	56,370		25,530		5,610		87,510		4,274,537	1,935,940	425,406			6,635,883
Staples	174,930		76,190	a	16,480		267,600		3,726,009	1,622,847	351,024			5,699,880
Time Warner	359,960	a	161,136		35,650		556,746		13,750,472	6,155,395	1,361,830			21,267,697
Toll Brothers	187,330	a,b					187,330		3,982,636					3,982,636
Viacom, Cl. B	149,310		66,910		14,800		231,020		6,668,185	2,988,201	660,968			10,317,354
Walt Disney	308,910		90,910		19,910		419,730		13,511,723	3,976,403	870,863			18,358,989
									142,698,616	57,781,833	12,691,475			213,171,924
Consumer Staples--6.0%
CVS Caremark	348,600		156,540		35,340		540,480		11,524,716	5,175,212	1,168,341			17,868,269
Dr. Pepper Snapple Group	261,980		115,240		25,380		402,600		9,446,999	4,155,554	915,203			14,517,756
Energizer Holdings	156,470	b	70,850	b	15,580	b	242,900		10,456,890	4,734,906	1,041,211			16,233,007
PepsiCo	271,260		120,630		26,500		418,390		17,203,309	7,650,355	1,680,630			26,534,294
Walgreen	103,450		45,930		10,430		159,810		4,483,523	1,990,606	452,036			6,926,165
									53,115,437	23,706,633	5,257,421			82,079,491
Energy--17.5%
Alpha Natural Resources	79,110	a,b	34,170	a,b	7,560	a,b	120,840		4,289,344	1,852,697	409,903			6,551,944
Anadarko Petroleum	185,340		83,230		18,760		287,330		15,166,372	6,810,711	1,535,131			23,512,214
Cameron International	145,316	b	67,840	b	14,870	b	228,026		8,592,535	4,011,379	879,263			13,483,177
EOG Resources	156,920	a	71,930		15,760	a	244,610		17,623,685	8,078,458	1,770,006			27,472,149
Exxon Mobil	204,190		91,690		20,300		316,180		17,464,371	7,842,246	1,736,259			27,042,876
Occidental Petroleum	406,540		179,340		39,190		625,070		41,454,884	18,287,300	3,996,204			63,738,388
Peabody Energy	66,460		28,900		6,330		101,690		4,352,465	1,892,661	414,552			6,659,678
QEP Resources	201,010		88,880		19,700		309,590		7,949,946	3,515,204	779,135			12,244,285
Schlumberger	387,590		172,030		37,720		597,340		36,208,658	16,071,043	3,523,802			55,803,503
									153,102,260	68,361,699	15,044,255			236,508,214
Exchange Traded Funds--0.4%
iShares Russell 1000 Value Index Fund			56,960		13,960	a	70,920			3,918,278	960,308			4,878,586

Financial--26.1%
American Express	89,670		43,170		9,350		142,190		3,906,922	1,880,917	407,380			6,195,219
Ameriprise Financial	191,520		89,330		18,910		299,760		12,127,047	5,656,376	1,197,381			18,980,804
AON	187,320		83,520		18,480		289,320		9,860,525	4,396,493	972,787			15,229,805
Bank of America	1,358,490		601,086		130,670		2,090,246		19,412,822	8,589,519	1,867,274			29,869,615
Capital One Financial	126,390		56,000		12,280		194,670		6,290,430	2,787,120	611,176			9,688,726
Citigroup	2,630,350	b	1,169,760	b	260,860	b	4,060,970		12,310,038	5,474,477	1,220,825			19,005,340
Comerica	269,690	a	123,830	a	27,150	a	420,670		10,490,941	4,816,987	1,056,135			16,364,063
Genworth Financial, Cl. A	505,440	b	225,020	b	49,440	b	779,900		6,686,971	2,977,015	654,091			10,318,077
Goldman Sachs Group	92,100		41,830		9,160		143,090		15,084,138	6,850,917	1,500,225			23,435,280
JPMorgan Chase & Co.	776,518		352,580		74,580		1,203,678		36,255,625	16,461,960	3,482,140			56,199,725
Marsh & McLennan	302,480		131,200		29,060		462,740		9,207,491	3,993,728	884,586			14,085,805
MetLife	341,979		147,820		31,120		520,919		16,196,123	7,000,755	1,473,843			24,670,721
Moody's	146,510	a	65,600	a	14,810	a	226,920		4,673,669	2,092,640	472,439			7,238,748
Morgan Stanley	283,030		135,590		27,790		446,410		8,400,330	4,024,311	824,807			13,249,448
PNC Financial Services Group	93,620		38,260		8,350		140,230		5,776,354	2,360,642	515,195			8,652,191
Prudential Financial	139,500		62,780		13,670		215,950		9,183,285	4,132,807	899,896			14,215,988
SunTrust Banks	320,470		121,210	a	26,540	a	468,220		9,668,580	3,656,906	800,712			14,126,198
TD Ameritrade Holding	333,720		138,330	a	30,920	a	502,970		7,275,096	3,015,594	674,056			10,964,746
Wells Fargo & Co.	786,250		341,270		73,350		1,200,870		25,364,425	11,009,370	2,366,271			38,740,066
									228,170,812	101,178,534	21,881,219			351,230,565
Health Care--10.9%
Amgen	101,570	b	44,490	b	9,480	b	155,540		5,213,588	2,283,672	486,609			7,983,869
Baxter International	71,880						71,880		3,820,422					3,820,422
CIGNA	157,940		72,490		15,900		246,330		6,644,536	3,049,654	668,913			10,363,103
Covidien			36,550		7,660		44,210			1,880,498	394,107			2,274,605
McKesson	139,120		63,520		14,270		216,910		11,029,434	5,035,866	1,131,326			17,196,626
Merck & Co.	445,840		197,140		42,880		685,860		14,521,009	6,420,850	1,396,602			22,338,461
Pfizer	1,593,570		681,030		148,100		2,422,700		30,660,287	13,103,017	2,849,444			46,612,748
Thermo Fisher Scientific	108,290	b	48,260	b	10,910	b	167,460		6,044,748	2,693,873	608,996			9,347,617
UnitedHealth Group	231,920		113,004		24,750		369,674		9,875,154	4,811,710	1,053,855			15,740,719
Universal Health Services, Cl. B	92,800		43,240		9,580		145,620		4,241,888	1,976,500	437,902			6,656,290
Zimmer Holdings	70,130	a,b					70,130		4,371,904					4,371,904
									96,422,970	41,255,640	9,027,754			146,706,364
Industrial--10.7%
Caterpillar	83,060		38,690		8,570		130,320		8,549,366	3,982,362	882,110			13,413,838
Cooper Industries			29,380		6,440		35,820			1,890,603	414,414			2,305,017
Dover	195,390		88,260		19,150		302,800		12,553,808	5,670,705	1,230,388			19,454,901
Eaton	56,860		26,460		5,870		89,190		6,298,951	2,931,239	650,279			9,880,469
General Electric	1,286,580		559,810		124,000		1,970,390		26,915,254	11,711,225	2,594,080			41,220,559
Honeywell International	75,860		33,040		7,240		116,140		4,393,053	1,913,346	419,268			6,725,667
Hubbell, Cl. B	65,170						65,170		4,399,627					4,399,627
Owens Corning	125,960	a,b					125,960		4,500,551					4,500,551
Pitney Bowes	331,936	a	148,130	a	32,430	a	512,496		8,358,148	3,729,913	816,587			12,904,648
Thomas & Betts	80,560	b	38,620	b	8,560	b	127,740		4,462,218	2,139,162	474,138			7,075,518
Union Pacific	88,180		39,490		8,660		136,330		8,413,254	3,767,741	826,251			13,007,246
United Technologies	72,530		34,600		7,550		114,680		6,059,156	2,890,484	630,727			9,580,367
									94,903,386	40,626,780	8,938,242			144,468,408
Information Technology--7.6%
AOL	275,506	b	120,058	b	26,326	b	421,890		5,749,810	2,505,610	549,424			8,804,844
BMC Software	216,060	b	95,240	b	21,090	b	332,390		10,694,970	4,714,380	1,043,955			16,453,305
Cisco Systems	227,180	b	101,020	b	22,200	b	350,400		4,216,461	1,874,931	412,032			6,503,424
Corning	185,290		81,930		18,150		285,370		4,272,787	1,889,306	418,539			6,580,632
eBay	131,410	b	57,480	b	12,970	b	201,860		4,402,892	1,925,867	434,560			6,763,319
Oracle	263,810		117,200		25,750		406,760		8,679,349	3,855,880	847,175			13,382,404
QUALCOMM	382,740		169,440		37,150		589,330		22,803,649	10,095,235	2,213,397			35,112,281
Teradata	115,690	b	50,460	b	11,550	b	177,700		5,532,296	2,412,997	552,321			8,497,614
									66,352,214	29,274,206	6,471,403			102,097,823
Materials--3.1%
Air Products & Chemicals	45,790		20,230		4,320		70,340		4,212,680	1,861,160	397,440			6,471,280
Celanese, Ser. A	101,140		44,210		9,930		155,280		4,192,253	1,832,504	411,599			6,436,356
Dow Chemical	227,560		102,580		23,070		353,210		8,456,130	3,811,873	857,281			13,125,284
Freeport-McMoRan Copper & Gold	78,280		35,080		7,700		121,060		4,144,926	1,857,486	407,715			6,410,127
United States Steel	100,140	a	44,830	a	9,900	a	154,870		5,757,049	2,577,277	569,151			8,903,477
									26,763,038	11,940,300	2,643,186			41,346,524
Telecommunication Services--0.7%
Vodafone Group, ADR			267,650	a	58,960		326,610			7,660,143	1,687,435			9,347,578

Utilities--.5%
NextEra Energy	77,090		34,800		8,060		119,950		4,276,182	1,930,356	447,088			6,653,626

Total Common Stocks
(cost $713,566,842, $326,861,339, $81,173,481 and $1,121,601,662, respectively)									865,804,915	387,634,402	85,049,786			1,338,489,103

Other Investment--0.8%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $6,678,000, $3,800,000, $718,000 and $11,196,000, respectively)	6,678,000	c	3,800,000	c	718,000	c	11,196,000		6,678,000	3,800,000	718,000			11,196,000

Investment of Cash Collateral for
Securities Loaned--6.0%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund	48,862,096	c	27,446,548	c	4,333,064	c	80,641,708		48,862,096	27,446,548	4,333,064			80,641,708
(cost $48,862,096, $27,446,548, $4,333,064 and $80,641,708, respectively)

Total Investments (cost $769,106,938, $358,107,887, $86,224,545 and $1,213,439,370, respectively)							106.1%		921,345,011	418,880,950	90,100,850			1,430,326,811
Liabilities, Less Cash and Receivables							(6.1%	)	(48,454,034)	(29,623,247)	(4,407,244)	(260,000)	**	(82,744,525)
Net Assets							100.0%		872,890,977	389,257,703	85,693,606	(260,000)	**	1,347,582,286

ADR - American Depository Receipts

a	Security, or portion thereof, on loan. At February 28, 2011, the total value of securities on loan is $45,763,573, $26,648,336, $4,245,063 and $76,956,972, respectively and the total value of the collateral held by the funds is $48,862,096, $27,446,548, $4,333,064 and $80,641,708, respectively.

b	Non-income producing security.
c	Investment in affiliated money market mutual fund.

* As of 2/28/2011, all of the securities held by Dreyfus Core Value Fund and Dreyfus Large Cap Value Fund comport with the investment strategies and restrictions of Dreyfus Strategic Value Fund and management does not anticipate having to dispose of any securities as a result of the mergers.
** Adjustment for estimated merger related costs.

See notes to unaudited pro forma financial statements.

	Dreyfus Strategic Value Fund
	Pro Forma Statement of Assets and Liabilities (Unaudited)
February 28, 2011
		Dreyfus Strategic Value Fund	Dreyfus Core Value Fund	Dreyfus Large Cap Value Fund	Adjustments		Dreyfus Strategic Value Fund Pro Forma Combined (Note 1)
ASSETS:	Investments in securities, at value - See Statement
	of Investments *
	Unaffiliated issuers	$865,804,915	$387,634,402	$85,049,786			$1,338,489,103
	Affiliated issuers	55,540,096	31,246,548	5,051,064			91,837,708
	Receivable for investment securities sold	9,572,460	2,852,203	964,089			13,388,752
	Dividends and interest receivable	1,374,610	639,296	140,283			2,154,189
	Receivable for shares of Common Stock subscribed	6,394,716	6,577	-			6,401,293
	Prepaid expenses	278,922	-	22,373			301,295

	Total Assets	938,965,719	422,379,026	91,227,595			1,452,572,340

LIABILITIES:	Due to the Dreyfus Corporation and affiliates	587,936	346,253	51,372			985,561
	Cash overdraft due to Custodian	723,464	230,393	11,255			965,112
	Liability for securities on loan	48,862,096	27,446,548	4,333,064			80,641,708
	Payable for investment securities purchased	14,390,187	5,058,334	1,087,980			20,536,501
	Payable for shares of Common Stock redeemed	1,231,458	39,360	-			1,270,818
	Accrued expenses	279,601	435	50,318	$260,000	(a)	590,354

	Total Liabilities	66,074,742	33,121,323	5,533,989	260,000		104,990,054

NET ASSETS		$872,890,977	$389,257,703	$85,693,606	$(260,000)		$1,347,582,286

REPRESENTED BY:	Paid-in capital	$812,858,816	$390,842,894	$118,937,068			$1,322,638,778
	Accumulated undistributed investment income - net	699,937	126,833	79,404	(260,000	) (a)	646,174
	Accumulated net realized gain (loss) on investments	(92,905,849)	(62,485,087)	(37,199,171)			(192,590,107)
	Accumulated net unrealized appreciation (depreciation)
	on investments	152,238,073	60,773,063	3,876,305			216,887,441

NET ASSETS		$872,890,977	$389,257,703	$85,693,606	$(260,000)		$1,347,582,286

Dreyfus Strategic Value Fund, Class A shares (300 million shares of $.001 par value Common Stock authorized)
	Net Assets	$683,461,347			$350,770,872	(b)	$1,034,232,219
	Shares outstanding	22,522,335			11,555,421	(b)	34,077,756
	Net asset value, and redemption
	price per share	$30.35					$30.35
	Maximum offering price per share (net asset value
	plus maximum sales charge)	$32.20					$32.20

Dreyfus Strategic Value Fund, Class B shares (100 million shares of $.001 par value Common Stock authorized)
	Net Assets	$3,605,110			$989,986	(b)	$4,595,096
	Shares outstanding	123,996			34,069	(b)	$158,065
	Net asset value, and redemption
	price per share	$29.07					$29.07

Dreyfus Strategic Value Fund, Class C shares (100 million shares of $.001 par value Common Stock authorized)
	Net Assets	$59,890,137			$8,293,957	(b)	$68,184,094
	Shares outstanding	2,061,358			285,531	(b)	$2,346,889
	Net asset value, and redemption
	price per share	$29.05					$29.05

Dreyfus Strategic Value Fund, Class I shares (100 million shares of $.001 par value Common Stock authorized)
	Net Assets	$125,934,383			$114,636,494	(b)	$240,570,877
	Shares outstanding	4,150,492			3,777,691	(b)	$7,928,183
	Net asset value, and redemption
	price per share	$30.34					$30.34

Dreyfus Core Value Fund, Class A shares (unlimited number of shares of Beneficial Interest authorized)
	Net Assets		$350,117,029
	Shares outstanding		13,447,549
	Net asset value, and redemption
	price per share		$26.04
	Maximum offering price per share (net asset value
	plus maximum sales charge)		$27.63

Dreyfus Core Value Fund, Class B shares (unlimited number of shares of Beneficial Interest authorized)
	Net Assets		$990,406
	Shares outstanding		38,884
	Net asset value, and redemption
	price per share		$25.47

Dreyfus Core Value Fund, Class C shares (unlimited number of shares of Beneficial Interest authorized)
	Net Assets		$8,246,301
	Shares outstanding		324,037
	Net asset value, and redemption
	price per share		$25.45

Dreyfus Core Value Fund, Class I shares (unlimited number of shares of Beneficial Interest authorized)
	Net Assets		$1,009,447
	Shares outstanding		38,757
	Net asset value, and redemption
	price per share		$26.05

Dreyfus Core Value Fund, Institutional shares (unlimited number of shares of Beneficial Interest authorized)
	Net Assets		$28,894,520
	Shares outstanding		1,110,060
	Net asset value, and redemption
	price per share		$26.03

Dreyfus Large Cap Value Fund, Class A shares (100 million shares of $.001 par value Common Stock authorized)
	Net Assets			$803,142
	Shares outstanding			89,189
	Net asset value, and redemption
	price per share			$9.00
	Maximum offering price per share (net asset value
	plus maximum sales charge)			$9.55

Dreyfus Large Cap Value Fund, Class C shares (50 million shares of $.001 par value Common Stock authorized)
	Net Assets			$51,208
	Shares outstanding			5,757
	Net asset value, and redemption
	price per share			$8.89

Dreyfus Large Cap Value Fund, Class I shares (100 million shares of $.001 par value Common Stock authorized)
	Net Assets			$84,839,256
	Shares outstanding			9,413,617
	Net asset value, and redemption
	price per share			$9.01

	* Investments in securities, at cost
	Unaffiliated issuers	$713,566,842	$326,861,339	$81,173,481			$1,121,601,662
	Affiliated issuers	$55,540,096	$31,246,548	$5,051,064			$91,837,708
	Market value of securities on loan	$45,763,573	$26,648,336	$4,245,063			$76,656,972

	(a) Adjustment for estimated merger related costs.
(b) Adjustment to reflect the exchange of shares outstanding from Dreyfus Core Value Fund and Dreyfus Large Cap Value Fund to Dreyfus Strategic Value Fund.

See notes to unaudited pro forma financial statements.

	Dreyfus Strategic Value Fund
	Pro Forma Statement of Operations (Unaudited)
	Twelve months ended February 28, 2011
		Dreyfus Strategic Value Fund	Dreyfus Core Value Fund	Dreyfus Large Cap Value Fund	Adjustments		Dreyfus Strategic Value Fund Pro Forma Combined (Note 1)

	INVESTMENT INCOME:

INCOME:	Cash Dividends (net of $9,307 and $2,442 foreign taxes withheld,
	for Dreyfus Core Value Fund and Dreyfus Large Cap Value Fund,
	respectively):
	Unaffiliated issuers	$12,542,182	$7,129,802	$1,829,713			$21,501,697
	Affiliated issuers	7,033	2,392	381			9,806
	Income from securities lending	8,150	3,558	1,798			13,506
	Interest	-	205	-			205
	Total Income	12,557,365	7,135,957	1,831,892			21,525,214

EXPENSES:	Management fee	5,522,254	3,227,470	641,481	$(492,092)	(a)	8,899,113
	Shareholder servicing costs	2,970,150	22,680	6,692	100,000	(a)	3,099,522
	Distribution fees	427,168	912,945	234			1,340,347
	Registration fees	74,753	-	24,133	(23,750)	(a)	75,136
	Custodian fees	63,639	-	16,866	10,000	(a)	90,505
	Professional fees	56,162	-	36,146	(42,250)	(a)	50,058
	Prospectus and shareholders' reports	45,168	-	6,504	31,250	(a)	82,922
	Directors' fees and expenses	40,963	-	10,666	3,500	(a)	55,129
	Loan commitment fees	11,512	529	1,403			13,444
	Interest expense	4,713		1,709			6,422
	Miscellaneous	42,008	-	15,039	(7,000)	(a)	50,047
	Total Expenses	9,258,490	4,163,624	760,873	(420,342)		13,762,645

	Less - reduction in management fee
	due to undertaking	(1,791,297)	-	(21,078)	(705,830)	(a)	(2,518,205)
	Less - reduction in custody fees due to earnings credits	-	-	(24)	-		(24)
	Net Expenses	7,467,193	4,163,624	739,771	(1,126,172)		11,244,416

	INVESTMENT INCOME - NET	5,090,172	2,972,333	1,092,121	1,126,172		10,280,798

	REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments	70,510,250	29,022,169	(113,033)			99,419,386
	Net unrealized appreciation (depreciation) on investments	79,224,846	36,596,442	16,109,086			131,930,374

	NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	149,735,096	65,618,611	15,996,053			231,349,760

	NET INCREASE IN NET ASSETS RESULTING
	FROM OPERATIONS ($):	$154,825,268	$68,590,944	$17,088,174	$1,126,172		$241,630,558

(a) Reflects the adjustment of expenses to be commensurate with those of the combined fund.

See notes to unaudited pro forma financial statements.

Dreyfus Strategic Value Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Basis of Combination:

At a meeting held on April 7, 2011, the Board of Directors of Advantage Funds, Inc., on behalf of Dreyfus Strategic Value Fund (the "Acquiring Fund"), and at separate meetings held on April 12, 2011, the Board of Directors of Dreyfus Premier Investment Funds, Inc., on behalf of Dreyfus Large Cap Value Fund, and the Board of Trustees of The Dreyfus/Laurel Funds Trust, on behalf of Dreyfus Core Value Fund (Dreyfus Large Cap Value Fund and Dreyfus Core Value Fund may be referred to herein individually as a "Fund" and collectively as the "Funds"), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by shareholders of the respective Fund, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A, Class B (with respect to Dreyfus Core Value Fund only), Class C and Class I shares of the Acquiring Fund (with holders of Institutional shares of Dreyfus Core Value Fund to receive Class I shares of the Acquiring Fund) equal in value to the assets less liabilities of the respective Fund (each, an "Exchange").  The Acquiring Fund shares will then be distributed to the respective Fund's shareholders on a pro rata basis in liquidation of the Funds.  Shareholders of each Fund will receive shares of the corresponding class of the Acquiring Fund (with holders of Institutional shares of Dreyfus Core Value Fund to receive Class I shares of the Acquiring Fund) in the respective Exchange.

Each Exchange will be accounted for as a tax-free merger of investment companies.  The unaudited pro forma statements of investments and assets and liabilities reflect the financial position of the Acquiring Fund and the Funds on February 28, 2011.  The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Funds for the twelve months ended February 28, 2011.  These pro forma financial statements reflect the financial position and the results of operations assuming each Fund's shareholders approved the relevant Exchange as of March 1, 2010.  Each Fund Exchange will be voted on separately by the respective Fund's shareholders and is not conditional upon shareholders approving the other Fund Exchange or on any other Exchange approvals.  These pro forma financial statements have been derived from each Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States ("GAAP").  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for prior periods will not be restated.  The fiscal year end is August 31 for the Acquiring Fund and December 31 for Dreyfus Large Cap Value Fund and Dreyfus Core Value Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part.  The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had each Exchange occurred on February 28, 2011.  The pro forma financial statements were prepared in accordance with GAAP, which may require the use of management estimates and assumptions.  Actual results could differ from those estimates.  Following the relevant Exchange, the Acquiring Fund will be the accounting survivor.

The funds enter into contracts that contain a variety of indemnifications.  The funds' maximum exposure under these arrangements is unknown.  The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2—Portfolio Valuation:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price.  Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes.  Bid price is used when no asked price is available.  Registered investment companies that are not traded on an exchange are valued at their net asset value.  When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board.  Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts.  For other securities that are fair valued by the Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).  GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.  This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.  GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund's investments relating to fair value measurements.  These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

All of the investments in each fund are considered Level 1 at February 28, 2011.

NOTE 3—Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of each class of shares of the respective Fund on February 28, 2011 by the net asset value per share of the corresponding class of the Acquiring Fund on February 28, 2011.

NOTE 4—Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if each Exchange had taken place on March 1, 2010.  Merger related costs of approximately $95,000 and $165,000 will be borne by the Large Cap Value Fund and the Core Value Fund, respectively.

NOTE 5—Federal Income Taxes:

Each fund has qualified as a "regulated investment company" under the Internal Revenue Code.  After each Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes.  The tax cost of investments will remain unchanged for the combined entity.

NOTE 6—Bank Line of Credit:

The Acquiring Fund and the Funds participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a "Facility"), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions.  In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility.  Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

ADVANTAGE FUNDS, INC.
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 30 of Part C of Post-Effective Amendment No. 94 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement"), filed December 29, 2010 (File No. 33-51061).

Item 16	Exhibits.

(1)(a)
Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1993.

(1)(b)	Articles of Amendment are incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

(1)(c)	Articles of Amendment are incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on April 2, 2001.

(1)(d)	Articles of Amendment are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A, filed on April 27, 2006.

(1)(e)	Articles of Amendment are incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 80 to the Registration Statement on Form N-1A, filed on May 27, 2008.

(1)(f)	Articles of Amendment are incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 84 to the Registration Statement on Form N-1A, filed on February 27, 2009.

(1)(g)	Articles Supplementary are incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A, filed on February 25, 2010.

(1)(h)	Articles Supplementary are incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A, filed on April 27, 2006.

(1)(i)	Articles Supplementary are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A, filed on December 13, 2007.

(1)(j)	Articles Supplementary are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 80 to the Registration Statement on Form N-1A, filed on May 27, 2008.

(1)(k)	Articles Supplementary are incorporated by reference to Exhibit (a)(11) of Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A, filed on April 28, 2010.

(1)(l)	Articles Supplementary are incorporated by reference to Exhibit (a)(12) of Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A, filed on February 11, 2011.

(2)	Registrant's By-Laws, as amended and restated, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A, filed on April 27, 2006.

(3)	Not Applicable.

(4)(a)	Plan of Reorganization—Dreyfus Emerging Leaders Fund.*

(4)(b)	Agreement and Plan of Reorganization—Dreyfus Core Value Fund.*

(4)(c)	Agreement and Plan of Reorganization—Dreyfus Large Cap Value Fund.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)
Management Agreement between the Registrant, on behalf of Dreyfus Opportunistic Small Cap Fund and Dreyfus Strategic Value Fund, and The Dreyfus Corporation, as revised, is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A, filed on February 11, 2011.

(7)(a)
Distribution Agreement with MBSC Securities Corporation, as revised, is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 97 to the Registration Statement on Form N-1A, filed on February 28, 2011.

(7)(b)	Forms of Supplemental Service Agreements are incorporated by reference to Exhibit (e)(iii) of Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A, filed February 28, 2007.

(8)	Not Applicable.

(9)	Custody Agreement is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 97 to the Registration Statement on Form N-1A, filed on February 28, 2011.

(10)(a)	Shareholder Services Plan, as revised, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A, filed on February 11, 2011.

(10)(b)	Rule 12b-1 Plan, as revised, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A, filed on February 11, 2011.

(10)(c)	Rule 18f-3 Plan, as revised, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A, filed on February 11, 2011.

(11)	Opinion and Consent of Registrant's counsel.*

(12)(a)	Opinion and Consent of counsel regarding tax matters—Dreyfus Emerging Leaders Fund.**

(12)(b)	Opinion and Consent of counsel regarding tax matters—Dreyfus Core Value Fund.**

(12)(c)	Opinion and Consent of counsel regarding tax matters—Dreyfus Large Cap Value Fund.**

(13)	Not Applicable.

(14)(a)	Consent of Independent Registered Public Accounting Firm—Dreyfus Emerging Leaders Fund and Dreyfus Opportunistic Small Cap Fund.*

(14)(b)	Consent of Independent Registered Public Accounting Firm—Dreyfus Core Value Fund.*

(14)(c)	Consent of Independent Registered Public Accounting Firm—Dreyfus Large Cap Value Fund.*

(14)(d)	Consent of independent Registered Pubic Accounting Firm—Dreyfus Strategic Value Fund.*

(15)	Not Applicable.

(16)	Power of Attorney.*

(17)(a)	Forms of Proxy.*

(17)(b)
The Prospectuses and Combined Statement of Additional Information of Dreyfus Opportunistic Small Cap Fund and Dreyfus Strategic Value Fund, each a series of the Registrant, are incorporated herein by reference to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A, filed on December 29, 2010.

________________________
*	Filed herein or herewith.
**	To be filed by post-effective amendment.
Item 17.	Undertakings.

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 21st day of April, 2011.

ADVANTAGE FUNDS, INC.

By:	/s/ Bradley J. Skapyak*
Bradley J. Skapyak, President

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

/s/ Bradley J. Skapyak* Bradley J. Skapyak	President (Principal Executive Officer)	April 21, 2011

/s/ James Windels* James Windels	Treasurer (Principal Financial and Accounting Officer)	April 21, 2011

/s/ Joseph S. DiMartino* Joseph S. DiMartino	Chairman of the Board	April 21, 2011

/s/ Peggy C. Davis* Peggy C. Davis	Board Member	April 21, 2011

/s/ David P. Feldman* David P. Feldman	Board Member	April 21, 2011

/s/ Ehud Houminer* Ehud Houminer	Board Member	April 21, 2011

/s/ Martin Peretz* Martin Peretz	Board Member	April 21, 2011

*By:	/s/ Jeff Prusnofksy
Jeff Prusnofsky, Attorney-in-fact

Exhibit Index

(11)	Opinion and Consent of Registrant's counsel.
(14)(a)	Consent of Independent Registered Public Accounting Firm—Dreyfus Emerging Leaders Fund and Dreyfus Opportunistic Small Cap Fund.
(14)(b)	Consent of Independent Registered Public Accounting Firm—Dreyfus Core Value Fund.
(14)(c)	Consent of Independent Registered Public Accounting Firm—Dreyfus Large Cap Value Fund
(14)(d)	Consent of Independent Registered Public Accounting Firm—Dreyfus Strategic Value Fund.
(16)	Power of Attorney.